 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 25, 1996

                                                SECURITIES ACT FILE NO. 2-99473
                                       INVESTMENT COMPANY ACT FILE NO. 811-4375

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               ----------------
                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]

                          PRE-EFFECTIVE AMENDMENT NO.                       [_]


                     POST-EFFECTIVE AMENDMENT NO. 13                        [X]

                                    AND/OR

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [X]


                            AMENDMENT NO. 119                               [X]
                       (CHECK APPROPRIATE BOX OR BOXES)

                  MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND
              OF MERRILL LYNCH MULTI-STATE MUNICIPAL SERIES TRUST
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

       800 SCUDDERS MILL ROAD
       PLAINSBORO, NEW JERSEY                             08536
   (ADDRESS OF PRINCIPAL EXECUTIVE                     (ZIP CODE)
               OFFICE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (609) 282-2800

                                 ARTHUR ZEIKEL
               MERRILL LYNCH MULTI-STATE MUNICIPAL SERIES TRUST
                800 SCUDDERS MILL ROAD, PLAINSBORO, NEW JERSEY
       MAILING ADDRESS: P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                               ----------------

                                  COPIES TO:

    COUNSEL FOR THE TRUST:                       PHILIP L. KIRSTEIN, ESQ.
        BROWN & WOOD                              FUND ASSET MANAGEMENT
    ONE WORLD TRADE CENTER                            P.O. BOX 9011
  NEW YORK, NEW YORK 10048-0557              PRINCETON,  NEW JERSEY 08543-9011
ATTENTION: THOMAS R. SMITH, JR., ESQ.
    BRIAN M. KAPLOWITZ, ESQ.

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX):

                      [X] immediately upon filing pursuant to paragraph (b)
                      [_] on (date) pursuant to paragraph (b)
                      [_] 60 days after filing pursuant to paragraph (a)(1)
                      [_] on (date) pursuant to paragraph (a)(1)
                      [_] 75 days after filing pursuant to paragraph (a)(2)
                      [_] on (date) pursuant to paragraph (a)(2) of Rule 485.

              IF APPROPRIATE, CHECK THE FOLLOWING BOX:

                      [_] this post-effective amendment designates a new
                          effective date for a previously filed post-effective amendment.

  THE REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF ITS SHARES UNDER THE SECURITIES ACT OF 1933 PURSUANT TO RULE 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. THE NOTICE REQUIRED BY SUCH RULE FOR THE REGISTRANT'S MOST RECENT FISCAL YEAR WAS FILED ON NOVEMBER 21, 1995.

                               ----------------

       CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                           AMOUNT OF   PROPOSED MAXIMUM     PROPOSED
  TITLE OF SECURITIES     SHARES BEING  OFFERING PRICE  MAXIMUM AGGREGATE    AMOUNT OF
    BEING REGISTERED       REGISTERED      PER UNIT      OFFERING PRICE   REGISTRATION FEE
------------------------------------------------------------------------------------------
Shares of Beneficial In-
 terest
 (par value $.10 per
 share) ................   14,106,999       $11.81          $289,995            $100

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
*(1) The calculation of the maximum aggregate offering price is made pursuant to Rule 24e-2 under the Investment Company Act of 1940.

 (2) The total amount of securities redeemed or repurchased during Registrant's previous fiscal year was 14,082,444 shares.

 (3) None of the shares described in (2) above have been used for reduction pursuant to Rule 24e-2(a) or Rule 24f-2(c) under the Investment Company Act of 1940 in previous filings during Registrant's current fiscal year.

 (4) 14,082,444 of the shares redeemed during Registrant's previous fiscal year are being used for the reduction of the registration fee in this amendment to the Registration Statement.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                 MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND OF

                MERRILL LYNCH MULTI-STATE MUNICIPAL SERIES TRUST

                      REGISTRATION STATEMENT ON FORM N-1A

                               ----------------

                             CROSS REFERENCE SHEET

 N-1A ITEM NO.                                            LOCATION
 -------------                                            --------
 PART A
  Item 1.  Cover Page....................   Cover Page
  Item 2.  Synopsis......................   Fee Table
  Item 3.  Condensed Financial
            Information..................   Financial Highlights
  Item 4.  General Description of
            Registrant...................   Investment Objective and Policies;
                                             Additional Information
  Item 5.  Management of the Fund........   Fee Table; Management of the Trust;
                                             Inside Back Cover Page
  Item 5A. Management's Discussion of
            Fund Performance.............   Not Applicable
  Item 6.  Capital Stock and Other
            Securities...................   Cover Page; Additional Information
  Item 7.  Purchase of Securities Being
            Offered......................   Cover Page; Fee Table; Merrill Lynch
                                             Select PricingSM System; Purchase
                                             of Shares; Shareholder Services;
                                             Additional Information; Inside Back
                                             Cover Page
  Item 8.  Redemption or Repurchase......   Fee Table; Merrill Lynch Select
                                             Pricing SM System; Purchase of
                                             Shares; Redemption of Shares
  Item 9.  Pending Legal Proceedings.....   Not Applicable
 PART B
  Item 10. Cover Page....................   Cover Page
  Item 11. Table of Contents.............   Back Cover Page
  Item 12. General Information and
            History......................   Additional Information
  Item 13. Investment Objective and
            Policies.....................   Investment Objective and Policies;
                                             Investment Restrictions
  Item 14. Management of the Fund........   Management of the Trust
  Item 15. Control Persons and Principal
            Holders of Securities........   Management of the Trust; Additional
                                             Information
  Item 16. Investment Advisory and Other
            Services.....................   Management of the Trust; Purchase of
  Item 17. Brokerage Allocation and Other    Shares; General Information
            Practices....................   Portfolio Transactions
  Item 18. Capital Stock and Other
            Securities...................   General Information--Description of
  Item 19. Purchase, Redemption and          Series and Shares
            Pricing of Securities Being
            Offered......................   Purchase of Shares; Redemption of
                                             Shares; Determination of Net Asset
                                             Value; Shareholder Services
  Item 20. Tax Status....................   Distributions and Taxes
  Item 21. Underwriters..................   Purchase of Shares
  Item 22. Calculation of Performance
            Data.........................   Performance Data
  Item 23. Financial Statements..........   Financial Statements

PART C

  Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

PROSPECTUS

JANUARY 25, 1996

                  MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND
               MERRILL LYNCH MULTI-STATE MUNICIPAL SERIES TRUST

  P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 . PHONE NO. (609) 282-2800

                               ----------------

  Merrill Lynch New York Municipal Bond Fund (the "Fund") is a mutual fund seeking to provide shareholders with as high a level of income exempt from Federal, New York State and New York City income taxes as is consistent with prudent investment management. The Fund invests primarily in a diversified portfolio of long-term, investment grade obligations issued by or on behalf of New York State, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the Virgin Islands and Guam, which pay interest exempt, in the opinion of bond counsel to the issuer, from Federal, New York State and New York City income taxes ("New York Municipal Bonds"). Dividends paid by the Fund are exempt from Federal, New York State and New York City income taxes to the extent they are derived from interest payments on New York Municipal Bonds. The Fund may invest in certain tax-exempt securities classified as "private activity bonds" that may subject certain investors in the Fund to an alternative minimum tax. At times, the Fund may seek to hedge its portfolio through the use of futures transactions and options. There can be no assurance that the investment objective of the Fund will be realized. For more information on the Fund's investment objective and policies, see "Investment Objective and Policies" on page 11.

                               ----------------

  Pursuant to the Merrill Lynch Select PricingSM System, the Fund offers four classes of shares each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select PricingSM System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. See "Merrill Lynch Select PricingSM System" on page 3.

  Shares may be purchased directly from Merrill Lynch Funds Distributor, Inc. (the "Distributor"), P.O. Box 9081, Princeton, New Jersey 08543-9081 [(609) 282-2800], or from securities dealers which have entered into selected dealer agreements with the Distributor, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). The minimum initial purchase is $1,000 and the minimum subsequent purchase is $50. Merrill Lynch may charge its customers a processing fee (presently $4.85) for confirming purchases and repurchases. Purchases and redemptions directly through the Fund's transfer agent are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares".

                               ----------------

THESE SECURITIES  HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE  SECURITIES AND
 EXCHANGE COMMISSION OR  ANY STATE SECURITIES COMMISSION NOR  HAS THE SECURI-
  TIES AND  EXCHANGE COMMISSION  OR ANY  STATE SECURITIES  COMMISSION PASSED
   UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               ----------------

  This Prospectus is a concise statement of information about the Fund that is relevant to making an investment in the Fund. This Prospectus should be retained for future reference. A statement containing additional information about the Fund, dated January 25, 1996 (the "Statement of Additional Information"), has been filed with the Securities and Exchange Commission and is available, without charge, by calling or by writing Merrill Lynch Multi-State Municipal Series Trust (the "Trust") at the above telephone number or address. The Statement of Additional Information is hereby incorporated by reference into this Prospectus. The Fund is a separate series of the Trust, an open-end management investment company organized as a Massachusetts business trust.

                               ----------------

                       FUND ASSET MANAGEMENT -- MANAGER
             MERRILL LYNCH FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR

                                   FEE TABLE

  A general comparison of the sales arrangements and other nonrecurring and recurring expenses applicable to shares of the Fund follows:

                         CLASS A(a)            CLASS B(b)               CLASS C     CLASS D
                         ----------  ------------------------------ --------------- -------
SHAREHOLDER TRANSACTION
 EXPENSES:
 Maximum Sales Charge
  Imposed on Purchases
  (as a percentage of
  offering price).......   4.00%(c)               None                   None        4.00%(c)
 Sales Charge Imposed
  on Dividend Reinvest-
  ments.................    None                  None                   None        None
 Deferred Sales Charge
  (as a percentage of
  original purchase
  price or redemption
  proceeds, whichever
  is lower).............    None(d)   4.0% during the first year,   1% for one year  None(d)
                                        decreasing 1.0% annually
                                      thereafter to 0.0% after the
                                              fourth year
 Exchange Fee...........    None                  None                   None        None
ANNUAL FUND OPERATING
 EXPENSES (AS A
 PERCENTAGE OF AVERAGE
 NET ASSETS)(e):
 Management Fees(f).....   0.54%                 0.54%                   0.54%       0.54%
 12b-1 Fees(g):
   Account Maintenance
    Fees................    None                 0.25%                   0.25%       0.10%
   Distribution Fees....    None                 0.25%                   0.35%       None
                                      "(Class B shares convert to
                                      Class D shares automatically
                                     after approximately ten years,
                                         cease being subject to
                                      distribution fees and become
                                        subject to lower account
                                            maintenance fees)"
 Other Expenses:
   Custodial Fees.......    .01%                  .01%                    .01%        .01%
   Shareholder Servicing
    Costs(h)............    .05%                  .06%                    .05%        .04%
   Miscellaneous........    .07%                  .07%                    .07%        .07%
                           -----                 -----                   -----       -----
     Total Other Ex-
      penses............    .13%                  .14%                    .13%        .12%
                           -----                 -----                   -----       -----
 Total Fund Operating
  Expenses..............    .67%                 1.18%                   1.27%        .76%
                           =====                 =====                   =====       =====

--------

(a) Class A shares are sold to a limited group of investors including existing Class A shareholders and certain investment programs. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares"-- page 25.

(b) Class B shares convert to Class D shares automatically approximately 10 years after initial purchase. See "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares"--page 26.

(c) Reduced for purchases of $25,000 and over. Class A and Class D purchases of $1,000,000 or more may not be subject to an initial sales charge. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares"--page 25.

(d) Class A and Class D shares are not subject to a contingent deferred sales charge ("CDSC"), except that certain purchases of $1,000,000 or more which may not be subject to an initial sales charge will instead be subject to a CDSC of 1.0% of amounts redeemed within the first year after purchase.

(e) Information for Class A and Class B shares is stated for the fiscal year ended September 30, 1995. Information under "Other Expenses" for Class C and Class D shares is stated for the period October 21, 1994 (commencement of operations) to September 30, 1995.

(f) See "Management of the Trust--Management and Advisory Arrangements"--page
    21.

(g) See "Purchase of Shares--Distribution Plans"--page 30.

(h) See "Management of the Trust--Transfer Agency Services"--page 22.

EXAMPLE:

                                                   CUMULATIVE EXPENSES PAID
                                                      FOR THE PERIOD OF:
                                                -------------------------------
                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                ------ ------- ------- --------
An investor would pay the following expenses
 on a $1,000 investment including the maximum
 $40 initial sales charge (Class A and Class D
 shares only) and assuming (1) the Total Fund
 Operating Expenses for each class set forth
 above; (2) a 5% annual return throughout the
 periods and (3) redemption at the end of the
 period:
 Class A......................................   $47     $61     $76     $120
 Class B......................................   $52     $57     $65     $143
 Class C......................................   $23     $40     $70     $153
 Class D......................................   $47     $63     $81     $130
An investor would pay the following expenses
 on the same $1,000 investment assuming no re-
 demption at the end of the period:
 Class A......................................   $47     $61     $76     $120
 Class B......................................   $12     $37     $65     $143
 Class C......................................   $13     $40     $70     $153
 Class D......................................   $47     $63     $81     $130

  The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a shareholder in the Fund will bear directly or indirectly. The Example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission (the "Commission") regulations. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RATE OF RETURN, AND ACTUAL EXPENSES OR ANNUAL RATE OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE. Class B and Class C shareholders who hold their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charge permitted under the Rules of Fair Practice of the National Association of Securities Dealers, Inc. ("NASD"). Merrill Lynch may charge its customers a processing fee (presently $4.85) for confirming purchases and repurchases. Purchases and redemptions directly through the Fund's transfer agent are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares".

                    MERRILL LYNCH SELECT PRICING SM SYSTEM

  The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. The shares of each class may be purchased at a price equal to the next determined net asset value per share subject to the sales charges and ongoing fee arrangements described below. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. The Merrill Lynch Select Pricing SM System is used by more than 50 mutual funds advised by Merrill Lynch Asset Management, L.P. ("MLAM") or its affiliate, Fund Asset Management, L.P. ("FAM" or the "Manager"). Funds advised by MLAM or FAM are referred to herein as "MLAM-advised mutual funds".

  Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The deferred sales charges and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on the Class D shares, are imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges will not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares will be calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class has different exchange privileges. See "Shareholder Services--Exchange Privilege".

  Investors should understand that the purpose and function of the initial sales charges with respect to the Class A and Class D shares are the same as those of the deferred sales charges with respect to the Class B and Class C shares in that the sales charges applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

  The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select Pricing SM System, followed by a more detailed description of each class and a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing SM System that the investor believes is most beneficial under his particular circumstances. More detailed information as to each class of shares is set forth under "Purchase of Shares".

                                              ACCOUNT
                                            MAINTENANCE DISTRIBUTION
  CLASS           SALES CHARGE(/1/)             FEE         FEE          CONVERSION FEATURE
--------------------------------------------------------------------------------------------
     A     Maximum 4.00% initial sales          No           No                 No
           charge(/2/)(/3/)
--------------------------------------------------------------------------------------------
     B     CDSC for a period of 4 years, at    0.25%        0.25%      B shares convert to D
           a rate of                                                          shares
            4.0% during the first year,                                 automatically after
           decreasing                                                      approximately
            1.0% annually to 0.0%                                         ten years(/4/)
--------------------------------------------------------------------------------------------
     C     1.0% CDSC for one year              0.25%        0.35%               No
--------------------------------------------------------------------------------------------
     D     Maximum 4.00% initial sales         0.10%         No                 No
           charge(/3/)

--------
(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. Contingent deferred sales charges ("CDSCs") are imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.
(2) Offered only to eligible investors. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares--Eligible Class A Investors".

(3) Reduced for purchases of $25,000 or more. Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but instead will be subject to a CDSC of 1.0% if redeemed within one year. See "Class A" and "Class D" below.

(4) The conversion period for dividend reinvestment shares was modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have an eight year conversion period. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked on to the holding period for the shares acquired.

Class A:

          Class A shares incur an initial sales charge when they are purchased and bear no ongoing distribution or account maintenance fees. Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors that currently own Class A shares in a shareholder account are entitled to purchase additional Class A shares in that account. In addition, Class A shares will be offered to Merrill Lynch & Co., Inc. ("ML & Co.") and its subsidiaries (the term "subsidiaries", when used herein with respect to ML & Co., includes MLAM, the Manager and certain other entities directly or indirectly wholly-owned and controlled by ML & Co.), and their directors and employees, and to members of the Boards of MLAM-advised mutual funds. The maximum initial sales charge is 4.00%, which is reduced for purchases of $25,000 and over. Purchases of $1,000,000 or more may not be subject to an initial sales charge but if the initial sales charge is waived such purchases may be subject to a 1% CDSC if the shares are redeemed within one year after purchase. Sales charges also are reduced under a right of accumulation which takes into account the investor's holdings of all classes of all MLAM-advised mutual funds. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares".

Class B: Class B shares do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee of 0.25% and an ongoing distribution fee of 0.25%, of the Fund's average net assets attributable to Class B shares as well as a CDSC if they are redeemed within four years of purchase. Approximately ten years after issuance, Class B shares will convert automatically into Class D shares of the Fund, which are subject to a lower account maintenance fee of 0.10% and no distribution fee; Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert into Class D shares automatically after approximately eight years. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, as will the Class D account maintenance fee of the acquired fund upon the conversion, and the holding period for the shares exchanged will be tacked on to the holding period for the shares acquired. Automatic conversion of Class B shares into Class D shares will occur at least once a month on the basis of the relative net asset values of the shares of the two classes on the conversion date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes. Shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The conversion period for dividend reinvestment shares is modified as described under "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares--Conversion of Class B Shares to Class D Shares".

Class C: Class C shares do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee of 0.25% and an ongoing distribution fee of 0.35%, of the Fund's average net assets attributable to Class C shares. Class C shares are also subject to a CDSC if they are redeemed within one year of purchase. Although Class C shares are subject to a 1.0% CDSC for only one year (as compared to four years for Class B), Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares will be subject to distribution fees and higher account maintenance fees that will be imposed on Class C shares for an indefinite period subject to annual approval by the Trust's Board of Trustees and regulatory limitations.

Class D: Class D shares incur an initial sales charge when they are purchased and are subject to an ongoing account maintenance fee of 0.10% of the Fund's average net assets attributable to Class D shares.

      Class D shares are not subject to an ongoing distribution fee or any CDSC when they are redeemed. Purchases of $1,000,000 or more may not be subject to an initial sales charge, but if the initial sales charge is waived such purchases may be subject to a CDSC of 1.0% if the shares are redeemed within one year after purchase. The schedule of initial sales charges and reductions for Class D shares is the same as the schedule for Class A shares. Class D shares also will be issued upon conversion of Class B shares as described above under "Class B". See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares".

  The following is a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing SM System that the investor believes is most beneficial under his particular circumstances.

  Initial Sales Charge Alternatives. Investors who prefer an initial sales charge alternative may elect to purchase Class D shares or, if an eligible investor, Class A shares. Investors choosing the initial sales charge alternative who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares. Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with purchases of Class B or Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class A or Class D shares, because over time the accumulated ongoing account maintenance and distribution fees on Class B or Class C shares may exceed the initial sales charge and, in the case of Class D shares, the account maintenance fee. Although some investors that previously purchased Class A shares may no longer be eligible to purchase Class A shares of other MLAM-advised mutual funds, those previously purchased Class A shares, together with Class B, Class C and Class D share holdings, will count toward a right of accumulation which may qualify the investor for reduced initial sales charges on new initial sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class D account maintenance fees will cause Class D shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class A shares.

  Deferred Sales Charge Alternatives. Because no initial sales charges are deducted at the time of purchase, Class B and Class C shares provide the benefit of putting all of the investor's dollars to work from the time the investment is made. The deferred sales charge alternatives may be particularly appealing to investors who do not qualify for a reduction in initial sales charges. Both Class B and Class C shares are subject to ongoing account maintenance fees and distribution fees; however, the ongoing account maintenance and distribution fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares will be converted into Class D shares of the Fund after a conversion period of approximately ten years, and thereafter investors will be subject to lower ongoing fees.

  Certain investors may elect to purchase Class B shares if they determine it to be most advantageous to have all their funds invested initially and intend to hold their shares for an extended period of time. Investors in Class B shares should take into account whether they intend to redeem their shares within the CDSC period and, if not, whether they intend to remain invested until the end of the conversion period and thereby take advantage of the reduction in ongoing fees resulting from the conversion into Class D shares. Other investors, however, may elect to purchase Class C shares if they determine that it is advantageous to have all their assets invested initially and they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds. Although Class C shareholders are subject to a shorter CDSC period at a lower rate, they are subject to higher distribution fees and forgo the Class B conversion feature, making their investment subject to account maintenance and distribution fees for an indefinite period of time. In addition, while both Class B and Class C distribution fees are subject to the limitations on asset-based sales charges imposed by the NASD, the Class B distribution fees are further limited under a voluntary waiver of asset-based sales charges. See "Purchase of Shares-- Limitations on the Payment of Deferred Sales Charges".

                              FINANCIAL HIGHLIGHTS

  The financial information in the table below has been audited in conjunction with the annual audits of the financial statements of the Fund by Deloitte & Touche LLP, independent auditors. Audited financial statements for the year ended September 30, 1995 and the independent auditors' report are included in the Statement of Additional Information. The following per share data and ratios have been derived from information provided in the Fund's audited financial statements. Financial information is presented for Class C and Class D shares for the period October 21, 1994 (commencement of operations) to September 30, 1995. Further information about the performance of the Fund is contained in the Fund's most recent annual report to shareholders which may be obtained, without charge, by calling or by writing the Trust at the telephone number or address on the front cover of this Prospectus.

                                                 CLASS A
                          -----------------------------------------------------------
                                    FOR THE YEAR ENDED SEPTEMBER 30,
                          -----------------------------------------------------------
                           1995     1994     1993     1992     1991     1990   1989+
                          -------  -------  -------  -------  -------  ------  ------
INCREASE (DECREASE) IN
 NET ASSET VALUE:
PER SHARE OPERATING PER-
 FORMANCE:
Net asset value, begin-
 ning of period.........  $ 10.88  $ 12.46  $ 11.77  $ 11.22  $ 10.56  $10.81  $10.85
                          -------  -------  -------  -------  -------  ------  ------
Investment income--net..      .61      .64      .70      .72      .74     .73     .68
Realized and unrealized
 gain (loss) on invest-
 ments--net.............      .16    (1.25)     .80      .55      .66    (.25)   (.04)
                          -------  -------  -------  -------  -------  ------  ------
Total from investment
 operations.............      .77     (.61)    1.50     1.27     1.40     .48     .64
                          -------  -------  -------  -------  -------  ------  ------
Less dividends and dis-
 tributions:
Investment income--net..     (.61)    (.64)    (.70)    (.72)    (.74)   (.73)   (.68)
Realized gain on invest-
 ments--net.............      --      (.11)    (.11)     --       --      --      --
In excess of realized
 gain on investments--
 net....................      --      (.22)     --       --       --      --      --
                          -------  -------  -------  -------  -------  ------  ------
Total dividends and dis-
 tributions.............     (.61)    (.97)    (.81)    (.72)    (.74)   (.73)   (.68)
                          -------  -------  -------  -------  -------  ------  ------
Net asset value, end of
 period.................  $ 11.04  $ 10.88  $ 12.46  $ 11.77  $ 11.22  $10.56  $10.81
                          =======  =======  =======  =======  =======  ======  ======
TOTAL INVESTMENT RE-
 TURN:**
Based on net asset value
 per share..............    7.37%  (5.17)%   13.24%   11.77%   13.60%   4.42%   6.28%#
                          =======  =======  =======  =======  =======  ======  ======
RATIOS TO AVERAGE NET
 ASSETS:
Expenses................     .67%     .63%     .64%     .65%     .66%    .67%    .66%*
                          =======  =======  =======  =======  =======  ======  ======
Investment income--net..    5.67%    5.52%    5.80%    6.28%    6.72%   6.79%   6.82%*
                          =======  =======  =======  =======  =======  ======  ======
SUPPLEMENTAL DATA:
Net assets, end of pe-
 riod (in thousands)....  $23,304  $28,301  $31,976  $18,973  $13,727  $8,905  $3,796
                          =======  =======  =======  =======  =======  ======  ======
Portfolio turnover......  181.21%  107.96%   38.31%   35.90%   49.78%  53.82%  74.51%
                          =======  =======  =======  =======  =======  ======  ======

--------
 + Class A shares commenced operations on October 25, 1988.

 * Annualized.
** Total investment returns exclude the effects of sales loads.
# Aggregate total investment return.

                                                                   CLASS B
                          -----------------------------------------------------------------------------------------------------
                                                      FOR THE YEAR ENDED SEPTEMBER 30,
                          -----------------------------------------------------------------------------------------------------
                            1995      1994         1993      1992      1991      1990      1989      1988      1987     1986+
                          --------  --------     --------  --------  --------  --------  --------  --------  --------  --------
INCREASE (DECREASE) IN
 NET ASSET VALUE:
PER SHARE OPERATING
 PERFORMANCE:
Net asset value,
 beginning of period....  $  10.88  $  12.46     $  11.77  $  11.23  $  10.57  $  10.81  $  10.66  $  10.04  $  11.05  $  10.00
                          --------  --------     --------  --------  --------  --------  --------  --------  --------  --------
Investment income--net..       .56       .58          .64       .67       .67       .68       .69       .70       .70       .67
Realized and unrealized
 gain (loss) on
 investments--net.......       .16     (1.25)         .80       .54       .66      (.24)      .15       .62      (.94)     1.05
                          --------  --------     --------  --------  --------  --------  --------  --------  --------  --------
Total from investment
 operations.............       .72      (.67)        1.44      1.21      1.33       .44       .84      1.32      (.24)     1.72
                          --------  --------     --------  --------  --------  --------  --------  --------  --------  --------
Less dividends and
 distributions:
Investment income--net..      (.56)     (.58)        (.64)     (.67)     (.67)     (.68)     (.69)     (.70)     (.70)     (.67)
Realized gain on
 investments--net.......       --       (.11)        (.11)      --        --        --        --        --       (.07)      --
In excess of realized
 gain on investments--
 net....................       --       (.22)         --        --        --        --        --        --        --        --
                          --------  --------     --------  --------  --------  --------  --------  --------  --------  --------
Total dividends and
 distributions..........      (.56)     (.91)       (.75)     (.67)     (.67)     (.68)     (.69)     (.70)     (.77)     (.67)
                          --------  --------     --------  --------  --------  --------  --------  --------  --------  --------
Net asset value, end of
 period.................  $  11.04  $  10.88     $  12.46  $  11.77  $  11.23  $  10.57  $  10.81  $  10.66  $  10.04  $  11.05
                          ========  ========     ========  ========  ========  ========  ========  ========  ========  ========
TOTAL INVESTMENT
 RETURN:**
Based on net asset value
 per share..............     6.83%    (5.66)%      12.67%    11.12%    13.03%     4.00%     8.16%    13.35%   (2.50)%    17.65%#
                          ========  ========     ========  ========  ========  ========  ========  ========  ========  ========
RATIOS TO AVERAGE NET
 ASSETS:
Expenses, excluding
 account maintenance and
 distribution fees......      .68%      .64%         .64%      .66%      .67%      .68%      .66%      .66%      .64%      .60%*
                          ========  ========     ========  ========  ========  ========  ========  ========  ========  ========
Expenses................     1.18%      1.14%       1.14%     1.16%     1.17%     1.18%     1.16%     1.17%     1.14%     1.10%*
                          ========  ========     ========  ========  ========  ========  ========  ========  ========  ========
Investment income--net..     5.16%      5.02%       5.32%     5.79%     6.23%     6.28%     6.38%     6.62%     6.38%     6.71%*
                          ========  ========     ========  ========  ========  ========  ========  ========  ========  ========
SUPPLEMENTAL DATA:
Net assets, end of
 period (in thousands)..  $564,963  $645,341     $733,981  $616,590  $568,958  $566,095  $635,227  $641,623  $665,547  $487,422
                          ========  ========     ========  ========  ========  ========  ========  ========  ========  ========
Portfolio turnover......   181.21%    107.96%      38.31%    35.90%    49.78%    53.82%    74.51%    99.61%    72.35%   172.39%
                          ========  ========     ========  ========  ========  ========  ========  ========  ========  ========

--------

+ Class B shares commenced operations on November 1, 1985.

 * Annualized.

** Total investment returns exclude the effects of sales loads.

# Aggregate total investment return.

                     FINANCIAL HIGHLIGHTS (CONCLUDED)

                                                CLASS C            CLASS D
                                           ------------------ ------------------
                                             FOR THE PERIOD     FOR THE PERIOD
                                           OCTOBER 21, 1994+  OCTOBER 21, 1994+
                                                   TO                 TO
                                           SEPTEMBER 30, 1995 SEPTEMBER 30, 1995
                                           ------------------ ------------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.....       $ 10.76            $ 10.76
                                                -------            -------
Investment income--net...................           .51                .56
Realized and unrealized gain (loss) on
 investments--net........................           .28                .27
                                                -------            -------
Total from investment operations.........           .79                .83
                                                -------            -------
Less dividends from investment income--
 net.....................................          (.51)              (.56)
                                                -------            -------
Net asset value, end of period...........       $ 11.04            $ 11.03
                                                =======            =======
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.......         7.58%#             8.00%#
                                                =======            =======
RATIOS TO AVERAGE NET ASSETS:
Expenses, excluding account maintenance
 and distribution fees...................          .67%*              .66%*
                                                =======            =======
Expenses.................................         1.27%*              .76%*
                                                =======            =======
Investment income--net...................         4.91%*             5.46%*
                                                =======            -------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).       $ 3,556            $ 2,572
                                                =======            =======
Portfolio turnover.......................       181.21%            181.21%
                                                =======            =======

--------

 + Commencement of operations.

 * Annualized.

** Total investment returns exclude the effects of sales loads.

# Aggregate total investment return.

                       INVESTMENT OBJECTIVE AND POLICIES

  The investment objective of the Fund is to provide shareholders with as high a level of income exempt from Federal, New York State and New York City income taxes as is consistent with prudent investment management. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of long-term obligations issued by or on behalf of New York State, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the Virgin Islands, and Guam. Obligations exempt from Federal income taxes are referred to herein as "Municipal Bonds" and obligations exempt from Federal, New York State and New York City income taxes are referred to as "New York Municipal Bonds." Unless otherwise indicated, references to Municipal Bonds shall be deemed to include New York Municipal Bonds. The Fund at all times, except during temporary defensive periods, will maintain at least 65% of its total assets invested in New York Municipal Bonds. The investment objective of the Fund as set forth in the first sentence of this paragraph is a fundamental policy and may not be changed without shareholder approval. At times, the Fund will seek to hedge its portfolio through the use of futures transactions to reduce volatility in the net asset value of Fund shares.

  Municipal Bonds may include several types of bonds. The interest on Municipal Bonds may bear a fixed rate or be payable at a variable or floating rate. The Municipal Bonds purchased by the Fund will be what are commonly referred to as "investment grade" securities, which are obligations rated at the time of purchase within the four highest quality ratings as determined by either Moody's Investors Service, Inc. ("Moody's") (currently Aaa, Aa, A and Baa), Standard & Poor's Ratings Group ("Standard & Poor's") (currently AAA, AA, A and
BBB) or Fitch Investors Service, Inc. ("Fitch") (currently AAA, AA, A and BBB). If Municipal Bonds are unrated, such securities will possess creditworthiness comparable, in the opinion of the manager of the Fund, Fund Asset Management, L.P. (the "Manager"), to obligations in which the Fund may invest. Municipal Bonds rated in the fourth highest rating category, while considered "investment grade", have certain speculative characteristics and are more likely to be downgraded to non-investment grade than obligations rated in one of the top three rating categories. See Appendix II--"Ratings of Municipal Bonds"--in the Statement of Additional Information for more information regarding ratings of debt securities. An issue of rated Municipal Bonds may cease to be rated or its rating may be reduced below "investment grade" subsequent to its purchase by the Fund. If an obligation is downgraded below investment grade, the Manager will consider factors such as price, credit risk, market conditions, financial condition of the issuer and interest rates to determine whether to continue to hold the obligation in the Fund's portfolio.

  Certain Municipal Bonds may be entitled to the benefits of letters of credit or similar credit enhancements issued by financial institutions. In such instances, the Trustees and the Manager will take into account in assessing the quality of such bonds not only the creditworthiness of the issuer of such bonds but also the creditworthiness of the financial institution.

  The value of bonds and other fixed-income obligations may fall when interest rates rise and rise when interest rates fall. In general, bonds and other fixed-income obligations with longer maturities will be subject to greater volatility resulting from interest rate fluctuations than will similar obligations with shorter maturities.

  The Fund may also invest in variable rate demand obligations ("VRDOs") and VRDOs in the form of participation interests ("Participating VRDOs") in variable rate tax-exempt obligations held by a financial institution. The VRDOs in which the Fund will invest are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest on a short notice period not to exceed seven days. Participating VRDOs provide the Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution on a specified number of days' notice, not to exceed seven days. There is, however, the possibility that because of default or insolvency, the demand feature of VRDOs or Participating VRDOs may not be honored. The Fund has been advised by its counsel that the Fund should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations.

  VRDOs that contain an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed illiquid securities. A VRDO with a demand notice period exceeding seven days will therefore be subject to the Fund's restriction on illiquid investments unless, in the judgment of the Trustees, such VRDO is liquid. The Trustees may adopt guidelines and delegate to the Manager the daily function of determining and monitoring liquidity of such VRDOs. The Trustees, however, will retain sufficient oversight and be ultimately responsible for such determinations.

  The Fund ordinarily does not intend to realize investment income not exempt from Federal, New York State or New York City income taxes. However, to the extent that suitable New York Municipal Bonds are not available for investment by the Fund, the Fund may purchase Municipal Bonds issued by other states, their agencies and instrumentalities, the interest income on which is exempt, in the opinion of bond counsel, from Federal, but not New York State and New York City taxation. The Fund may also invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund nevertheless believes such securities to be exempt from Federal income taxation ("Non-Municipal Tax-Exempt Securities"). Non-Municipal Tax-Exempt Securities could include trust certificates or other instruments evidencing interest in one or more long-term municipal securities. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in municipal bonds, to the extent such investments are permitted by the Investment Company Act of 1940, as amended (the "1940 Act").

  Under normal circumstances, except when acceptable securities are unavailable as determined by the Manager, the Fund will invest at least 65% of its total assets in New York Municipal Bonds. Under normal conditions, the Fund anticipates that the average weighted maturity of its portfolio generally will be in excess of ten years. For temporary periods or to provide liquidity, the Fund has the authority to invest as much as 35% of its total assets in tax-exempt or taxable money market obligations with a maturity of one year or less (such short-term obligations being referred to herein as "Temporary Investments"), except that taxable Temporary Investments shall not exceed 20% of the Fund's net assets. The Temporary Investments, VRDOs and Participating VRDOs in which the Fund may invest will be in the following rating categories at the time of purchase: MIG-1/VMIG-1 through MIG-4/VMIG-4 for notes and VRDOs and Prime-1 through Prime-3 for commercial paper (as determined by Moody's), SP-1+ through SP-2 for notes and A-1+ through A-3 for VRDOs and commercial paper (as determined by Standard & Poor's), or F-1+ through F-3 for notes, VRDOs and commercial paper (as determined by Fitch) or, if unrated, of comparable quality in the opinion of the Manager. The Fund at all times will have at least 80% of its net assets invested in securities the interest on which is exempt from Federal taxation. However, interest received on certain otherwise tax-exempt securities which are classified as "private activity bonds" (in general, bonds that benefit non-governmental entities) may be subject to Federal alternative minimum tax. The percentage of the Fund's total assets invested in "private activity bonds" will vary during the year. See "Distributions and Taxes". In addition, the Fund reserves the right to invest temporarily a greater portion of its assets in Temporary Investments for defensive purposes, when, in the judgment of the Manager, market conditions warrant. The investment objective of the Fund and the policies set forth in this paragraph are fundamental policies of the Fund which may not be changed without a vote of a majority of the outstanding shares of the Fund. The Fund's hedging strategies, which are described in more detail under "Financial Futures Transactions and Options", are not fundamental policies and may be modified by the Trustees of the Trust without the approval of the Fund's shareholders.

POTENTIAL BENEFITS

  Investment in shares of the Fund offers several benefits. The Fund offers investors the opportunity to receive income exempt from Federal, New York State and New York City income taxes and to own shares in a professionally managed portfolio consisting primarily of long-term New York Municipal Bonds. The Fund also provides liquidity because of its redemption features and relieves the investor of the burdensome administrative details involved in managing a portfolio of tax-exempt securities. The benefits of investing in the Fund are at least partially offset by the expenses involved in operating an investment company. Such expenses primarily consist of the management fee and operational costs and, in the case of certain classes of shares, the account maintenance and distribution costs.

SPECIAL CONSIDERATIONS RELATING TO MUNICIPAL BONDS

  The risks and special considerations involved in investment in Municipal Bonds vary with the types of instruments being acquired. Investments in Non-Municipal Tax-Exempt Securities may present similar risks, depending on the particular product. Certain instruments in which the Fund may invest may be characterized as derivative instruments. See "Description of Municipal Bonds" and "Financial Futures Transactions and Options".

  Moreover, the Fund ordinarily will invest at least 65% of its assets in New York Municipal Bonds, and therefore it is more susceptible to factors adversely affecting issuers of New York Municipal Bonds than is a municipal bond mutual fund that is not concentrated in issuers of New York Municipal Bonds to this degree. In recent years, New York State, New York City and other New York public bodies have encountered financial difficulties which could have an adverse effect with respect to the performance of the Fund. Currently, Moody's, Standard & Poor's and Fitch rate New York City's general obligation bonds Baa1, BBB+ and A-, respectively. On July 10, 1995, Standard & Poor's revised downwards its ratings on outstanding general obligation bonds of the City from "A-" to "BBB+". Standard & Poor's stated that the downgrade was a reflection of the City's inability to eliminate a structural budget imbalance due to persistent softness in the City's economy, weak job growth, a trend of using nonrecurring budget devices, optimistic projections of State and federal aid and high levels of debt service. Moody's, Standard & Poor's and Fitch currently rate New York State's general obligation bonds A, A- and A+, respectively. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant. The Manager does not believe that the current economic conditions in New York will have a significant adverse effect on the Fund's ability to invest in high quality New York Municipal Bonds. For a discussion of economic and other conditions in the State of New York, see Appendix I to the Statement of Additional Information.

DESCRIPTION OF MUNICIPAL BONDS

  Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including construction and equipping of a wide range of public facilities (including water, sewer, gas, electricity, solid waste, health care, transportation, education and housing facilities), refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of bonds are issued by or on behalf of public authorities to finance various privately operated facilities, including certain facilities for the local furnishing of electric energy or gas, sewage facilities, solid waste disposal facilities and other specialized facilities. For purposes of this Prospectus, such obligations are Municipal Bonds if the interest paid thereon is exempt from Federal income tax, and, in the case of New York Municipal Bonds, exempt from New York personal income tax, even though such bonds may be "private activity bonds" as discussed below.

  The two principal classifications of Municipal Bonds are "general obligation" and "revenue" bonds which include industrial development bonds ("IDBs") and, for bonds issued after August 15, 1986, private activity bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. The taxing power of any governmental entity may be limited, however, by provisions of state constitutions or laws, and an entity's creditworthiness will depend on many factors, including potential erosion of its tax base due to population declines, natural disasters, declines in the state's industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes, and the extent to which the entity relies on Federal or state aid, access to capital markets or other factors beyond the state or entity's control. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer's maintenance of its tax base.

  Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed; accordingly the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond is a function of the economic viability of such facility or such revenue source. The Fund will not invest in IDBs, where the entity supplying the revenues from which the issuer is paid, including predecessors, has a record of less than three years of continuous business operations if such investments, together with investments in other unseasoned issuers, would exceed 5% of the Fund's total assets. Investments involving entities with less than three years of continuous business operations may pose somewhat greater risks due to the lack of a substantial operating history for such entities. The Manager believes, however, that the potential benefits of such investments outweigh the potential risks, particularly given the Fund's limitations on such investments.

  The Fund may purchase IDBs and private activity bonds. IDBs and private activity bonds are tax-exempt securities issued by states, municipalities or public authorities and are issued to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction or improvement of a facility to be used by the entity. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity which may or may not be guaranteed by a parent company or otherwise secured. In view of this, an investor should be aware that repayment of such bonds depends on the revenues of a private entity and be aware of the risks that such an investment may entail. Continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors including the size of the entity, capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity's dependence on revenues for the operation of the particular facility being financed. The Fund may invest more than 25% of its total assets in IDBs or private activity bonds. The Fund may also invest in "moral obligation" bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

  The Fund may invest in Municipal Bonds the return on which is based on a particular index of value or interest rates. For example, the Fund may invest in Municipal Bonds that pay interest based on an index of Municipal Bond interest rates or based on the value of gold or some other commodity. The principal amount payable upon maturity of certain Municipal Bonds also may be based on the value of the index. To the extent the Fund invests in these types of Municipal Bonds, the Fund's return on such Municipal Bonds will be subject to the risk with respect to the value of the particular index. Interest and principal payable on the Municipal Bonds may also be based on relative changes among particular indices. Also, the Fund may invest in so-called "inverse floating obligations" or "residual interest bonds" on which the interest rates typically decline as market rates increase and increase as market rates decline. The Fund's return on such Municipal Bonds (and Non-Municipal Tax-Exempt Securities) will be subject to risk with respect to the value of the particular index, which may include reduced or eliminated interest payments and losses of invested principal. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate which is a multiple (typically two) of the rate at which fixed-rate long term tax exempt securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed-rate tax exempt securities. To seek to limit the volatility of these securities, the Fund may purchase inverse floating obligations with shorter-term maturities or which contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid. The Fund may not invest in such illiquid obligations if such investments, together with other illiquid investments, would exceed 15% of the Fund's total assets (however, in accordance with the provisions of certain state laws, the Fund currently will not invest in excess of 10% of its total assets in illiquid securities). The Manager, however, believes that indexed and inverse floating obligations represent flexible portfolio management instruments for the Fund which allow the Fund to seek potential investment rewards, hedge other portfolio positions or vary the degree of investment leverage relatively efficiently under different market conditions.

  Also included within the general category of Municipal Bonds are participation certificates issued by government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. The certificates represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called "lease obligations") relating to such equipment, land or facilities. Although lease obligations do not constitute general obligations of the issuer for which the issuer's unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a type of financing that has not yet developed the depth of marketability associated with more conventional securities. Certain investments in lease obligations may be illiquid. The Fund may not invest in illiquid lease obligations if such investments, together with all other illiquid investments would exceed 15% (10% to the extent required by certain state laws) of the Fund's total assets. The Fund may, however, invest without regard to such limitation in lease obligations which the Manager, pursuant to guidelines which have been adopted by the Board of Trustees and subject to the supervision of the Board, determines to be liquid. The Manager will deem lease obligations to be liquid if they are publicly offered and have received an investment grade rating of Baa or better by Moody's, or BBB or better by Standard & Poor's or Fitch. Unrated lease obligations, or those rated below investment grade, will be considered liquid if the obligations come to the market through an underwritten public offering and at least two dealers are willing to give competitive bids. In reference to the obligations rated below investment grade, the Manager must, among other things, also review the creditworthiness of the state or political subdivisions obligated to make payment under the lease obligation and make certain specified determinations based on such factors as the existence of a rating or credit enhancement (such as insurance), the frequency of trades or quotes for the obligation and the willingness of dealers to make a market in the obligation.

  Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a Federal income tax exemption. As a result, this legislation and legislation which may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.

CALL RIGHTS

  The Fund may purchase a Municipal Bond issuer's right to call all or a portion of such Municipal Bond for mandatory tender for purchase (a "Call Right"). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related Municipal Bonds, subject to certain conditions. A Call Right that is not exercised prior to the maturity of the related Municipal Bond will expire without value. The economic effect of holding both the Call Right and the related Municipal Bond is identical to holding a Municipal Bond as a non-callable security. Certain investments in such obligations may be illiquid. The Fund may not invest in such illiquid obligations if such investments, together with other illiquid investments, would exceed 15% (10% to the extent required by certain state laws) of the Fund's total assets.

WHEN-ISSUED SECURITIES AND DELAYED DELIVERY TRANSACTIONS

  The Fund may purchase or sell Municipal Bonds on a delayed delivery basis or a when-issued basis at fixed purchase terms. These transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future. The purchase will be recorded on the date the Fund enters into the commitment and the value of the obligation will thereafter be reflected in the calculation of the Fund's net asset value. The value of the obligation on the delivery date may be more or less than its purchase price. A separate account of the Fund will be established with its custodian consisting of cash, cash equivalents or high grade, liquid Municipal Bonds having a market value at all times at least equal to the amount of the forward commitment.

FINANCIAL FUTURES TRANSACTIONS AND OPTIONS

  The Fund is authorized to purchase and sell certain exchange traded financial futures contracts ("financial futures contracts") solely for the purpose of hedging its investments in Municipal Bonds against declines in value and to hedge against increases in the cost of securities it intends to purchase. However, any transactions involving financial futures or options (including puts and calls associated therewith) will be in accordance with the Fund's investment policies and limitations. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument covered by the contract, or in the case of index-based futures contracts to make and accept a cash settlement, at a specific future time for a specified price. A sale of financial futures contracts may provide a hedge against a decline in the value of portfolio securities because such depreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts. A purchase of financial futures contracts may provide a hedge against an increase in the cost of securities intended to be purchased because such appreciation may be offset, in whole or in part, by an increase in the value of the position in the futures contracts. Distributions, if any, of net long-term capital gains from certain transactions in futures or options are taxable at long-term capital gains rates for Federal income tax purposes, regardless of the length of time the shareholder has owned Fund shares. See "Distributions and Taxes-- Taxes".

  The Fund deals in financial futures contracts traded on the Chicago Board of Trade based on The Bond Buyer Municipal Bond Index, a price-weighted measure of the market value of 40 large, recently issued tax-exempt bonds. There can be no assurance, however, that a liquid secondary market will exist to terminate any particular financial futures contract at any specific time. If it is not possible to close a financial futures position entered into by the Fund, the Fund would continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close financial futures positions also could have an adverse impact on the Fund's ability to hedge effectively. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a financial futures contract.

  The Fund may purchase and sell financial futures contracts on U.S. Government securities and write and purchase put and call options on such futures contracts as a hedge against adverse changes in interest rates as described more fully in the Statement of Additional Information. With respect to U.S. Government securities, currently there are financial futures contracts based on long-term U.S. Treasury bonds, Treasury notes, Government National Mortgage Association ("GNMA") Certificates and three-month U.S. Treasury bills.

  Subject to policies adopted by the Trustees, the Fund also may engage in other financial futures contracts transactions and options thereon, such as financial futures contracts or options on other municipal bond indexes which may become available, if the Manager of the Fund and the Trustees of the Trust should determine that there is normally a sufficient correlation between the prices of such futures contracts and the Municipal Bonds in which the Fund invests to make such hedging appropriate.

  Utilization of futures transactions and options thereon involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the security which is the subject of the hedge. If the price of the futures contract moves more or less than the price of the security that is the subject of the hedge, the Fund will experience a gain or loss which will not be completely offset by movements in the price of such security. There is a risk of imperfect correlation where the securities underlying futures contracts have different maturities, ratings or geographic mixes than the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index which serves as a basis for a financial futures contract. Finally, in the case of futures contracts on U.S. Government securities and options on such futures contracts, the anticipated correlation of price movements between the U.S. Government securities underlying the futures or options and Municipal Bonds may be adversely affected by economic, political, legislative or other developments which have a disparate impact on the respective markets for such securities.

  Under regulations of the Commodity Futures Trading Commission ("CFTC"), the futures trading activities described herein will not result in the Fund being deemed to be a "commodity pool", as defined under such regulations, provided that the Fund adheres to certain restrictions. In particular, the Fund may purchase and sell futures contracts and options thereon (i) only for bona fide hedging purposes, and (ii) for non-hedging purposes, if the aggregate initial margins and premiums required to establish positions in such contracts and options does not exceed 5% of the liquidation value of the Fund's portfolio assets after taking into account unrealized profits and unrealized losses on any such contracts and options. (However, as stated above, the Fund intends to engage in options and futures transactions only for hedging purposes.) Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

  When the Fund purchases a futures contract, or writes a put option or purchases a call option thereon, it will maintain an amount of cash, cash equivalents (e.g., high grade commercial paper and daily tender adjustable notes) or short-term high-grade fixed-income securities in a segregated account with the Fund's custodian, so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the futures contracts, thereby ensuring that the use of such futures contract is unleveraged. It is not anticipated that transactions in futures contracts will have the effect of increasing portfolio turnover.

  Although certain risks are involved in options and futures transactions, the Manager believes that, because the Fund will engage in futures transactions only for hedging purposes, the futures portfolio strategies of the Fund will not subject the Fund to certain risks frequently associated with speculation in futures transactions. The Fund must meet certain Federal income tax requirements under the Internal Revenue Code of 1986, as amended (the "Code") in order to qualify for the special tax treatment afforded regulated investment companies, including a requirement that less than 30% of its gross income be derived from the sale or other disposition of securities held for less than three months. Additionally, the Fund is required to meet certain diversification requirements under the Code.

  The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days.

  The successful use of transactions in futures also depends on the ability of the Manager to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent these rates remain stable during the period in which a futures contract is held by the Fund or moves in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction. Furthermore, the Fund will only engage in hedging transactions from time to time and may not necessarily be engaging in hedging transactions when movements in interest rates occur.

  Reference is made to the Statement of Additional Information for further information on financial futures contracts and certain options thereon.

REPURCHASE AGREEMENTS

  As Temporary Investments, the Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer or an affiliate thereof in U.S. Government securities. Under such agreements, the seller agrees, upon entering into the contract, to repurchase the security from the Fund at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. The Fund may not invest more than 10% of its net assets in repurchase agreements maturing in more than seven days if such investments together with the Fund's other illiquid investments, exceed 15% (10% to the extent required by certain state laws) of the Fund's total assets. In the event of default by the seller under a repurchase agreement, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the underlying securities.

INVESTMENT RESTRICTIONS

  The Fund's investment activities are subject to further restrictions that are described in the Statement of Additional Information. Investment restrictions and policies which are fundamental policies of the Fund may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. Among its fundamental policies, the Fund may not (i) invest more than 25% of its total assets, taken at market value at the time of each investment, in securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities) (For purposes of this restriction, states, municipalities and their political subdivisions are not considered to be part of any industry); and (ii) borrow money, except that (a) the Fund may borrow from banks (as defined in the 1940 Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (d) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in the Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

  Among its non-fundamental policies, the Fund may not (i) purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law; (ii) invest in securities which cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its total assets would be invested in such securities [This restriction (ii) shall not apply to securities which mature within seven days or securities which the Board of Trustees of the Trust has otherwise determined to be liquid pursuant to applicable law]; and (iii) invest in securities or companies having a record, together with predecessors, of less than three years of continuous operation, if more than 5% of the Fund's total assets would be invested in such securities. This restriction (iii) shall not apply to mortgage-backed securities, asset-backed securities or obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

  The Fund's investments will be limited so as to qualify for the special tax treatment afforded regulated investment companies under the Code. See "Distributions and Taxes--Taxes". To qualify, among other requirements, the Trust will limit the Fund's investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. For purposes of this restriction, the Fund will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member and each public authority which issued securities on behalf of a private entity as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer. These tax-related limitations may be changed by the Trustees of the Trust to the extent necessary to comply with changes to the Federal tax requirements. The Fund is "diversified" under the 1940 Act and must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets.

  Investors are referred to the Statement of Additional Information for a complete description of such restrictions and policies.

                            MANAGEMENT OF THE TRUST

TRUSTEES

  The Trustees of the Trust consist of six individuals, five of whom are not "interested persons" of the Trust as defined in the 1940 Act. The Trustees are responsible for the overall supervision of the operations of the Trust and the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

  The Trustees are:

    Arthur Zeikel*--President of FAM and MLAM; President and Director of Princeton Services, Inc.; Executive Vice President of ML&Co.; Director of the Distributor.

    James H. Bodurtha--Chairman and Chief Executive Officer, China Enterprise Management Corporation.

    Herbert I. London--John M. Olin Professor of Humanities, New York
  University.

    Robert R. Martin--Director, WTC Industries, Inc.

    Joseph L. May--Attorney in private practice.

    Andre F. Perold--Professor, Harvard Business School.
--------
* Interested person, as defined in the 1940 Act, of the Trust.

MANAGEMENT AND ADVISORY ARRANGEMENTS

  FAM, which is an affiliate of MLAM and is owned and controlled by ML&Co., a financial services holding company, acts as the Manager for the Fund and provides the Fund with management services. The Manager or MLAM acts as the investment adviser to more than 130 other registered investment companies. MLAM also provides investment advisory services to individual and institutional accounts. As of December 31, 1995, the Manager and MLAM had a total of approximately $196.4 billion in investment company and other portfolio assets under management, including accounts of certain affiliates of the Manager.

  Subject to the direction of the Trustees, the Manager is responsible for the actual management of the Fund's portfolio and constantly reviews the Fund's holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager. The Manager performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of the Trust and the Fund.

  Roberto Roffo became the Portfolio Manager of the Fund in 1996. He also became a Vice President of MLAM in 1996. He has been a Portfolio Manager of MLAM since 1992. Prior thereto, he was employed by State Street Bank and Trust Company from 1989 to 1992.

  Pursuant to the Management Agreement between the Manager and the Trust on behalf of the Fund (the "Management Agreement"), the Manager is entitled to receive compensation at the annual rate of 0.55% of the average daily net assets of the Fund. Effective December 23, 1987, the Manager has voluntarily agreed to waive the amount of compensation set forth in the Management Agreement and instead has agreed to receive from the Fund a monthly fee based upon the average daily net assets of the Fund at the following annual rates:
0.55% of the average daily net assets not exceeding $500 million; 0.525% of the average daily net assets exceeding $500 million but not exceeding $1.0 billion and 0.50% of the average daily net assets exceeding $1.0 billion. For the fiscal year ended September 30, 1994, the fee paid by the Fund to the Manager was $3,999,719 (based on average net assets of approximately $733.9 million). For the fiscal year ended September 30, 1995, the fee paid by the Fund to the Manager was $3,363,913 (based on average net assets of approximately $618.9 million.)

  The Management Agreement obligates the Trust and the Fund to pay certain expenses incurred in the Fund's operations, including, among other things, the management fee, legal and audit fees, unaffiliated Trustees' fees and expenses, registration fees, custodian and transfer agency fees, accounting and pricing costs, and certain of the costs of printing proxies, shareholder reports, prospectuses and statements of additional information. Accounting services are provided to the Fund by the Manager and the Fund reimburses the Manager for its costs in connection with such services. For the fiscal year ended September 30, 1995, the Fund reimbursed the Manager $100,952 for accounting services. For the fiscal year ended September 30, 1995, the ratio of total expenses, excluding account maintenance and distribution fees, to average net assets was 0.67% for the Class A shares and 0.68% for the Class B shares. For the period October 21, 1994 (commencement of operations) to September 30, 1995, the annualized ratio of total expenses, excluding account maintenance and distribution fees, to average net assets was .67% for Class C shares and .66% for Class D shares.

CODE OF ETHICS

  The Board of Trustees of the Trust has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act which incorporates the Code of Ethics of the Manager (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Manager and, as described below, impose additional, more onerous, restrictions on fund investment personnel.

  The Codes require that all employees of the Manager preclear any personal securities investment (with limited exceptions, such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Manager include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security which at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Manager. Furthermore, the Codes provide for trading "blackout periods" which prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same (or equivalent) security (15 or 30 days depending upon the transaction).

TRANSFER AGENCY SERVICES

  Merrill Lynch Financial Data Services, Inc. (the "Transfer Agent"), which is a wholly-owned subsidiary of ML&Co., acts as the Trust's Transfer Agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Fund pays the Transfer Agent a fee of $11.00 per Class A or Class D shareholder account and $14.00 per Class B or Class C shareholder account and the Transfer Agent is entitled to reimbursement from the Fund for out-of-pocket expenses incurred by the Transfer Agent under the Transfer Agency Agreement. For the fiscal year ended September 30, 1995, the total fee paid by the Fund to the Transfer Agent pursuant to the Transfer Agency Agreement was $353,965. At December 31, 1995, the Fund had 659 Class A shareholder accounts, 14,640 Class B shareholder accounts, 152 Class C shareholder accounts and 1,870 Class D shareholder accounts. At this level of accounts, the annual fee payable to the Transfer Agent would aggregate approximately $234,907, plus out-of-pocket expenses.

                              PURCHASE OF SHARES

  Merrill Lynch Funds Distributor, Inc. (the "Distributor"), an affiliate of the Manager, MLAM and Merrill Lynch, acts as the Distributor of the shares of the Fund. Shares of the Fund are offered continuously for sale by the Distributor and other eligible securities dealers (including Merrill Lynch). Shares of the Fund may be purchased from securities dealers or by mailing a purchase order directly to the Transfer Agent. The minimum initial purchase is $1,000, and the minimum subsequent purchase is $50.

  The Fund is offering its shares in four classes at a public offering price equal to the next determined net asset value per share plus sales charges imposed either at the time of purchase or on a deferred basis depending upon the class of shares selected by the investor under the Merrill Lynch Select Pricing SM System, as described below. The applicable offering price for purchase orders is based upon the net asset value of the Fund next determined after receipt of the purchase order by the Distributor. As to purchase orders received by securities dealers prior to 15 minutes prior to the close of business on the New York Stock Exchange (generally, 4:00 P.M. New York time), which includes orders received after the close of business on the previous day,the applicable offering price will be based on the net asset value determined as of 15 minutes after the close of business on the New York Stock Exchange on that day, provided the Distributor in turn receives the order from the securities dealer prior to 30 minutes after the close of business on the New York Stock Exchange on that day. If the purchase orders are not received prior to 30 minutes after the close of business on the New York Stock Exchange, such orders shall be deemed received on the next business day. Any order may be rejected by the Distributor or the Fund. The Fund or the Distributor may suspend the continuous offering of the Fund's shares to the general public at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Neither the Distributor nor the dealers are permitted to withhold placing orders to benefit themselves by a price change. Merrill Lynch may charge its customers a processing fee (presently $4.85) to confirm a sale of shares to such customers. Purchases directly through the Fund's Transfer Agent are not subject to the processing fee.

  The Fund issues four classes of shares under the Merrill Lynch Select Pricing SM System, which permits each investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Investors should determine whether under their particular circumstances it is more advantageous to incur an initial sales charge or to have the entire initial purchase price invested in the Fund with the investment thereafter being subject to a contingent deferred sales charge and ongoing distribution fees. A discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing SM System is set forth under "Merrill Lynch Select Pricing SM System" on page 3.

  Each Class A, Class B, Class C and Class D share of the Fund represents identical interests in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees, and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The deferred sales charges and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, will be imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges will not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares will be calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid. See "Distribution Plans" below. Each class has different exchange privileges. See "Shareholder Services--Exchange Privilege".

  Investors should understand that the purpose and function of the initial sales charges with respect to Class A and Class D shares are the same as those of the deferred sales charges with respect to Class B and Class C shares in that the sales charges applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares. Investors are advised that only Class A and Class D shares may be available for purchase through securities dealers, other than Merrill Lynch, which are eligible to sell shares.

  The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select Pricing SM System:

                                                        ACCOUNT
                                                      MAINTENANCE DISTRIBUTION
  CLASS                SALES CHARGE(/1/)                  FEE         FEE             CONVERSION FEATURE
----------------------------------------------------------------------------------------------------------------
  A       Maximum 4.0% initial sales charge(/2/)(/3/)      No           No                    No
----------------------------------------------------------------------------------------------------------------
  B       CDSC for a period of 4 years, at a rate of     0.25%        0.25%      B shares convert to D shares
          4.0% during the first year, decreasing                               automatically after approximately
          1.0% annually to 0.0%                                                            ten years(/4/)
----------------------------------------------------------------------------------------------------------------
  C       1.0% CDSC for one year                         0.25%        0.35%                   No
----------------------------------------------------------------------------------------------------------------
  D       Maximum 4.0% initial sales charge(/3/)         0.10%          No                    No

--------
(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. CDSCs may be imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.
(2) Offered only to eligible investors. See "Initial Sales Charge Alternatives--Class A and Class D Shares--Eligible Class A Investors".
(3) Reduced for purchases of $25,000 or more. Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but instead may be subject to a 1.0% CDSC if redeemed within one year.

(4) The conversion period for dividend reinvestment shares was modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have an eight year conversion period. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

INITIAL SALES CHARGE ALTERNATIVES--CLASS A AND CLASS D SHARES

  Investors choosing the initial sales charge alternatives who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares.

  The public offering price of Class A and Class D shares for purchasers choosing the initial sales charge alternative is the next determined net asset value plus varying sales charges (i.e., sales load), as set forth below.

                              SALES CHARGE   SALES CHARGE       DISCOUNT TO
                              AS PERCENTAGE AS PERCENTAGE*  SELECTED DEALERS AS
                               OF OFFERING    OF THE NET     PERCENTAGE OF THE
    AMOUNT OF PURCHASE            PRICE     AMOUNT INVESTED   OFFERING PRICE
    ------------------        ------------- --------------- -------------------
Less than $25,000............     4.00%          4.17%             3.75%
$25,000 but less than
 $50,000.....................     3.75           3.90              3.50
$50,000 but less than
 $100,000....................     3.25           3.36              3.00
$100,000 but less than
 $250,000....................     2.50           2.56              2.25
$250,000 but less than
 $1,000,000..................     1.50           1.52              1.25
$1,000,000 and over**........     0.00           0.00              0.00

--------
 * Rounded to the nearest one-hundredth percent.

** The initial sales charge may be waived on Class A and Class D purchases of $1,000,000 or more made on or after October 21, 1994 (the date Class D shares were initially offered to the public). If the sales charge is waived in connection with a purchase of $1,000,000 or more, such purchases will be subject to a CDSC of 1.0% if the shares are redeemed within one year after purchase. Class A purchases made prior to October 21, 1994 may be subject to a CDSC if the shares are redeemed within one year of purchase at the following annual rates: 0.75% on purchases of $1,000,000 to $2,500,000; 0.40% on purchases of $2,500,001 to $3,500,000; 0.25% on purchases of
   $3,500,001 to $5,000,000; and 0.20% on purchases of more than $5,000,000, in lieu of paying an initial sales charge. The charge will be assessed on an amount equal to the lesser of the proceeds of the redemption or the cost of the shares being redeemed.

  The Distributor may reallow discounts to selected dealers and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers. Since securities dealers selling Class A and Class D shares of the Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act of 1933, as amended. During the fiscal year ended September 30, 1995, the Fund sold 310,937 Class A shares for aggregate net proceeds of $3,344,063. The gross sales charges for the sale of Class A shares of the Fund for that year were $10,725, of which $928 and $9,797 were received by the Distributor and Merrill Lynch, respectively. For the fiscal year ended September 30, 1995, the Fund received no CDSCs for Class A redemptions. For the period October 21, 1994 (commencement of operations) to September 30, 1995, the Fund sold 257,719 Class D shares for aggregate net proceeds of $2,747,387. The gross sales charges for the sale of Class D shares of the Fund for the stated period were $20,326, of which $1,958 and $18,368 were received by the Distributor and Merrill Lynch, respectively. For the period October 21, 1994 (commencement of operations) to September 30, 1995, the Distributor received no CDSCs with respect to redemption within one year after purchase of Class D shares purchased subject to a front-end sales charge waiver.

  Eligible Class A Investors. Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors that currently own Class A shares in a shareholder account are entitled to purchase additional Class A shares in that account. Class A shares are available at net asset value to corporate warranty insurance reserve fund programs provided that the program has $3 million or more initially invested in MLAM-advised mutual funds. Also eligible to purchase Class A shares at net asset value are participants in certain investment programs including TMA SM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services and certain purchases made in connection with the Merrill Lynch Mutual Fund
Adviser program. In addition, Class A shares are offered at net asset value to ML&Co. and its subsidiaries and their directors and employees and to members of the Boards of MLAM-advised investment companies, including the Fund.
Certain persons who acquire shares of MLAM-advised closed-end funds who wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in shares of the Fund also may purchase Class A shares of the Fund if certain conditions set forth in the Statement of Additional
Information are met. For example, Class A shares of the Fund and certain other MLAM-advised mutual funds are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. who wish to reinvest the net proceeds from a sale of certain of their shares of common stock of Merrill Lynch Senior Floating Rate Fund, Inc. in shares of such funds.

  Reduced Initial Sales Charges. No initial sales charges are imposed upon Class A and Class D shares issued as a result of the automatic reinvestment of dividends or capital gains distributions. Class A and Class D sales charges also may be reduced under a Right of Accumulation and a Letter of Intention.

  Class A shares are offered at net asset value to certain eligible Class A investors as set forth above under "Eligible Class A Investors".

  Class A and Class D shares are offered at net asset value to certain employer sponsored retirement or savings plans and to Employee Access AccountsSM available through employers which provide such plans.

  Class D shares are offered at net asset value without sales charges to an investor who has a business relationship with a Merrill Lynch financial consultant, if certain conditions set forth in the Statement of Additional Information are met. Class D shares may be offered at net asset value in connection with the acquisition of assets of other investment companies.

  Class D shares of the Fund are offered at net asset value to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. ("Municipal Strategy Fund") and Merrill Lynch High Income Municipal Bond Fund, Inc. ("High Income Municipal Bond Fund") who wish to reinvest the net proceeds from a sale of certain of their shares of common stock of Municipal Strategy Fund and High Income Municipal Bond Fund, respectively, in shares of the Fund. Similarly, Class A shares of the Fund are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. ("Senior Floating Rate Fund") who wish to reinvest the net proceeds from a sale of certain of their shares of common stock of Senior Floating Rate Fund in shares of the Fund.

  Additional information concerning these reduced initial sales charges is set forth in the Statement of Additional Information.

DEFERRED SALES CHARGE ALTERNATIVES--CLASS B AND CLASS C SHARES

  Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds.

  The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. As discussed below, Class B shares are subject to a four year CDSC, while Class C shares are subject only to a one year 1.0% CDSC. On the other hand, approximately ten years after Class B shares are issued, such Class B shares, together with shares issued upon dividend reinvestment with respect to those shares, are automatically converted into Class D shares of the Fund and thereafter will be subject to lower continuing fees. See "Conversion of Class B Shares to Class D Shares" below. Both Class B and Class C shares are subject to an account maintenance fee of 0.25% of net assets and Class B and Class C shares are subject to distribution fees of 0.25% and 0.35%, respectively, of net assets as discussed under "Distribution Plans". The proceeds from the account maintenance fees are used to compensate Merrill Lynch for providing continuing account maintenance activities.

  Class B and Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment. Merrill Lynch compensates its financial consultants for selling Class B and Class C shares at the time of purchase from its own funds. See "Distribution Plans" below.

  Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers (including Merrill Lynch) related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to financial consultants for selling Class B and Class C shares from the dealer's own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. Approximately ten years after issuance, Class B shares will convert automatically into Class D shares of the Fund, which are subject to a lower account maintenance fee and no distribution fee; Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert into Class D shares automatically after approximately eight years. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked on to the holding period for the shares acquired.

  Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the NASD asset-based sales charge rule. See "Limitations on the Payment of Deferred Sales Charges" below. The proceeds from the ongoing account maintenance fee are used to compensate Merrill Lynch for providing continuing account maintenance activities. Class B shareholders of the Fund exercising the exchange privilege described under "Shareholder Services--Exchange Privilege" will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.

  Contingent Deferred Sales Charges--Class B Shares. Class B shares which are redeemed within four years of purchase may be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

  The following table sets forth the Class B CDSC:

                                                                   CDSC AS A
                                                                 PERCENTAGE OF
                                                                 DOLLAR AMOUNT
                                                                  SUBJECT TO
     YEAR SINCE PURCHASE PAYMENT MADE                               CHARGE
     --------------------------------                            -------------
     0-1........................................................     4.0%
     1-2........................................................     3.0%
     2-3........................................................     2.0%
     3-4........................................................     1.0%
     4 and thereafter...........................................     None

  For the fiscal year ended September 30, 1995, the Distributor received CDSCs of $873,699 with respect to redemptions of Class B shares, all of which were paid to Merrill Lynch.

  In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest applicable rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over four years or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the four-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

  To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to a CDSC because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the third year after purchase).

  In the event that Class B shares are exchanged by certain retirement plans for Class A shares in connection with a transfer to the Merrill Lynch Mutual Fund Adviser ("MFA") program, the time period that such Class A shares are held in the MFA program will be included in determining the holding period of Class B shares reacquired upon termination of participation in the MFA program (see "Shareholder Services--Exchange Privilege").

  The Class B CDSC is waived on redemptions of shares following the death or disability (as defined in the Code) of a shareholder. Additional information concerning the waiver of the Class B CDSC is set forth in the Statement of Additional Information.

  The Class B CDSC is waived on redemptions of shares following the death or disability (as defined in the Code) of a shareholder. Additional information concerning the waiver of the Class B CDSC is set forth in the Statement of Additional Information.

  Contingent Deferred Sales Charges--Class C Shares. Class C shares which are redeemed within one year of purchase may be subject to a 1.0% CDSC charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions. For the period October 21, 1994 (commencement of operations) to September 30, 1995, the Distributor received CDSCs of $56 with respect to redemptions of Class C shares, all of which were paid to Merrill Lynch.

  In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the one-year period. The charge will not be applicable to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

  Conversion of Class B Shares to Class D Shares. After approximately ten years (the "Conversion Period"), Class B shares will be converted automatically into Class D shares of the Fund. Class D shares are subject to an ongoing account maintenance fee of 0.10% of net assets but are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares into Class D shares will occur at least once each month (on the "Conversion Date") on the basis of the relative net asset values of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes.

  In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at a Conversion Date the conversion of Class B shares to Class D shares of the Fund in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of the Fund held in the account on the Conversion Date will be converted to Class D shares of the Fund.

  Share certificates for Class B shares of the Fund to be converted must be delivered to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. In the event such certificates are not received by the Transfer Agent at least one week prior to the Conversion Date, the related Class B shares will convert to Class D shares on the next scheduled Conversion Date after such certificates are delivered.

  In general, Class B shares of equity MLAM-advised mutual funds will convert approximately eight years after initial purchase, and Class B shares of taxable and tax-exempt fixed income MLAM-advised mutual funds will convert approximately ten years after initial purchase. If, during the Conversion Period, a shareholder exchanges Class B shares with an eight-year Conversion Period for Class B shares with a ten-year Conversion Period, or vice versa, the Conversion Period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked on to the holding period for the shares acquired.

DISTRIBUTION PLANS

  The Fund has adopted separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the 1940 Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes. The Class B and Class C Distribution Plans provide for the payment of account maintenance fees and distribution fees, and the Class D Distribution Plan provides for the payment of account maintenance fees.

  The Distribution Plans for Class B, Class C and Class D shares each provide that the Fund pays the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rates of 0.25%, 0.25% and 0.10%, respectively, of the average daily net assets of the Fund attributable to shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) in connection with account maintenance activities.

  The Distribution Plans for Class B and Class C shares each provide that the Fund also pays the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.25% and 0.35%, respectively, of the average daily net assets of the Fund attributable to the shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing shareholder and distribution services, and bearing certain distribution-related expenses of the Fund, including payments to financial consultants for selling Class B and Class C shares of the Fund. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B and Class C shares through dealers without the assessment of an initial sales charge and at the same time permit the dealer to compensate its financial consultants in connection with the sale of the Class B and Class C shares. In this regard, the purpose and function of the ongoing distribution fees and the CDSC are the same as those of the initial sales charge with respect to the Class A and Class D shares of the Fund in that the deferred sales charges provide for the financing of the distribution of the Fund's Class B and Class C shares.

  For the year ended September 30, 1995, the Fund paid the Distributor $2,951,037 pursuant to the Class B Distribution Plan (based on average net assets subject to such Distribution Plan of approximately $591.8 million), all of which were paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class B shares. During the period October 21, 1994 (commencement of operations) to September 30, 1995, the Fund paid the Distributor $9,424 pursuant to the Distribution Plan relating to Class C shares (based on average net assets subject to such Distribution Plan of approximately $1.7 million), all of which were paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class C shares. During the period October 21, 1994 (commencement of operations) to September 30, 1995, the Fund paid the Distributor $1,307 pursuant to the Distribution Plan relating to Class D shares (based on average net assets subject to such Distribution Plan of approximately $1.4 million), all of which were paid to Merrill Lynch for providing account maintenance services in connection with Class D shares. At December 31, 1995, the net assets of the Fund subject to the Class B Distribution Plan aggregated approximately $536.9 million. At this asset level, the annual fee payable pursuant to the Class B Distribution Plan would aggregate approximately $2.7 million.

At December 31, 1995, the net assets of the Fund subject to the Class C Distribution Plan aggregated approximately $4.5 million. At this asset level, the annual fee payable pursuant to the Class C Distribution Plan would aggregate $26,743. At December 31, 1995, the net assets of the Fund subject to the Class D Distribution Plan aggregated approximately $40.3 million. At this asset level, the annual fee payable pursuant to the Class D Distribution Plan would aggregate $40,302.

  The payments under the Distribution Plans are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred and, accordingly, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses is presented to the Trustees for their consideration in connection with their deliberations as to the continuance of the Class B and Class C Distribution Plans. This information is presented annually as of December 31 of each year on a "fully allocated accrual" basis and quarterly on a "direct expense and revenue/cash" basis. On the fully allocated accrual basis, revenues consist of the account maintenance fees, distribution fees, the CDSCs and certain other related revenues, and expenses consist of financial consultant compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses, corporate overhead and interest expense. On the direct expense and revenue/cash basis, revenues consist of the account maintenance fees, distribution fees and CDSCs and the expenses consist of financial consultant compensation. As of December 31, 1994, the last date for which fully allocated accrual data is available, the fully allocated accrual expenses incurred by the Distributor and Merrill Lynch exceeded fully allocated accrual revenues since the commencement of operations by approximately $8,065,000 (1.38% of Class B net assets at that date). As of September 30, 1995, direct cash revenues for the period since the commencement of operations exceeded direct cash expenses by $18,263,099 (3.23% of Class B net assets at that date). As of September 30, 1995, direct cash expenses for the period since October 21, 1994 (commencement of operations) exceeded direct cash revenues by $6,567 (0.18% of Class C net assets at that date).

  The Fund has no obligation with respect to distribution and/or account maintenance-related expenses incurred by the Distributor and Merrill Lynch in connection with Class B, Class C and Class D shares, and there is no assurance that the Trustees of the Trust will approve the continuance of the Distribution Plans from year to year. However, the Distributor intends to seek annual continuation of the Distribution Plans. In their review of the Distribution Plans, the Trustees will be asked to take into consideration expenses incurred in connection with the account maintenance and/or distribution of each class of shares separately. The initial sales charges, the account maintenance fee, the distribution fee and/or the CDSCs received with respect to one class will not be used to subsidize the sale of shares of another class. Payments of the distribution fee on Class B shares will terminate upon conversion of those Class B shares into Class D shares as set forth under "Deferred Sales Charge Alternatives--Conversion of Class B Shares to Class D Shares".

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES

  The maximum sales charge rule in the Rules of Fair Practice of the NASD imposes a limitation on certain asset-based sales charges such as the Fund's distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges) plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payments in excess of the amount payable under the NASD formula will not be made.

                              REDEMPTION OF SHARES

  The Trust is required to redeem for cash all shares of the Fund upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any CDSC which may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. The value of shares at the time of redemption may be more or less than the shareholder's cost, depending on the market value of the securities held by the Fund at such time.

REDEMPTION

  A shareholder wishing to redeem shares may do so without charge by tendering the shares directly to the Transfer Agent, Merrill Lynch Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289. Redemption requests delivered other than by mail should be delivered to Merrill Lynch Financial Data Services, Inc.,4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Proper notice of redemption in the case of shares for which certificates have been issued may be accomplished by a written letter as noted above accompanied by certificates for the shares to be redeemed. Redemption requests should not be sent to the Fund. The notice in either event requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as such name(s) appear(s) on the Transfer Agent's register. The signature(s) on the redemption request must be guaranteed by an "eligible guarantor institution" as such is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. For shareholders redeeming directly with the Transfer Agent, payments will be mailed within seven days of receipt of a proper notice of redemption.

  At various times the Trust may be requested to redeem Fund shares for which it has not yet received good payment (e.g., cash, Federal funds or certified check drawn on a United States bank). The Trust may delay or cause to be delayed the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such Fund shares, which will not exceed 10 days.

REPURCHASE

  The Trust also will repurchase Fund shares through a shareholder's listed securities dealer. The Trust normally will accept orders to repurchase Fund shares by wire or telephone from dealers for their customers at the net asset value next computed after receipt of the order by the dealer, provided that the request for repurchase is received by the dealer prior to the regular close of business on the New York Stock Exchange (generally, 4:00 P.M., New York time) on the day received, and such request is received by the Trust from such dealer not later than 30 minutes after the close of business on the New York Stock Exchange on the same day. Dealers have the responsibility of submitting such repurchase requests to the Trust not later than 30 minutes after the close of business on the New York Stock Exchange, in order to obtain that day's closing price.

  The foregoing repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Trust (other than any applicable CDSC). Securities firms which do not have selected dealer agreements with the Distributor, however, may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Trust. Merrill Lynch may charge its customers a processing fee (presently $4.85) to confirm a repurchase of shares to such customers. Redemptions directly through the Fund's Transfer Agent are not subject to the processing fee. The Trust reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. However, a shareholder whose order for repurchase is rejected by the Trust may redeem Fund shares as set forth above.

REINSTATEMENT PRIVILEGE--CLASS A AND CLASS D SHARES

  Shareholders who have redeemed their Class A or Class D shares have a one-time privilege to reinstate their accounts by purchasing Class A or Class D shares, as the case may be, of the Fund at net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds. The reinstatement privilege is a one-time privilege and may be exercised by the Class A or Class D shareholder only the first time such shareholder makes a redemption.

                              SHAREHOLDER SERVICES

  The Trust offers a number of shareholder services and investment plans designed to facilitate investment in shares of the Fund. Full details as to each of such services, copies of the various plans described below and instructions as to how to participate in the various services or plans, or to change options with respect thereto, can be obtained from the Trust by calling the telephone number on the cover page hereof or from the Distributor or Merrill Lynch.

INVESTMENT ACCOUNT

  Each shareholder whose account (an "Investment Account") is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gain distributions. The statements will also show any other activity in the account since the preceding statement. Shareholders will receive separate transaction confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gain distributions. Shareholders may make additions to their Investment Accounts at any time by mailing a check directly to the Transfer Agent. Shareholders may also maintain their accounts through Merrill Lynch. Upon the transfer of shares out of a Merrill Lynch brokerage account, an Investment Account in the transferring shareholder's name may be opened automatically at the Transfer Agent. Shareholders considering transferring their Class A or Class D shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the Transfer Agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the Transfer Agent.

EXCHANGE PRIVILEGE

  Shareholders of each class of shares of the Fund have an exchange privilege with certain other MLAM-advised mutual funds. There is currently no limitation on the number of times a shareholder may exercise the exchange privilege. The exchange privilege may be modified or terminated in accordance with the rules of the Commission.

  Under the Merrill Lynch Select Pricing SM System, Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the second fund in his account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second MLAM-advised mutual fund, and the shareholder does not hold Class A shares of the second fund in his account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund.

  Exchanges of Class A and Class D shares are made on the basis of the relative net asset values per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the Class A or Class D shares being exchanged and the sales charge payable at the time of the exchange on the shares being acquired.

  Class B, Class C and Class D shares are exchangeable with shares of the same class of other MLAM-advised mutual funds.

  Shares of the Fund which are subject to a CDSC are exchangeable on the basis of relative net asset value per share without the payment of any CDSC that might otherwise be due upon redemption of the shares of the Fund. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is "tacked" to the holding period of the newly acquired shares of the other Fund.

  Class A, Class B, Class C and Class D shares also are exchangeable for shares of certain MLAM-advised money market funds specifically designated as available for exchange by holders of Class A, Class B, Class C or Class D shares. The period of time that Class A, Class B, Class C or Class D shares are held in a money market fund, however, will not count toward satisfaction of the holding period requirement for reduction of any CDSC imposed on such shares, if any, and, with respect to Class B shares, toward satisfaction of the Conversion Period.

  Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the MLAM-advised mutual fund from which the exchange has been made.

  Exercise of the exchange privilege is treated as a sale for Federal income tax purposes. For further information, see "Shareholder Services--Exchange Privilege" in the Statement of Additional Information.

  The Fund's exchange privilege is modified with respect to purchases of Class A and Class D shares by non-retirement plan investors under the MFA program. First, the initial allocation of assets is made under the MFA program. Then, any subsequent exchange under the MFA program of Class A or Class D shares of a MLAM-advised mutual fund for Class A or Class D shares of the Fund will be made solely on the basis of the relative net asset values of the shares being exchanged. Therefore, there will not be a charge for any difference between the sales charge previously paid on the shares of the other MLAM-advised mutual fund and the sales charge payable on the shares of the Fund being acquired in the exchange under the MFA program.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

  All dividends and capital gains distributions are reinvested automatically in full and fractional shares of the Fund, without a sales charge, at the net asset value per share at the close of business on the monthly payment date for such dividends and distributions. A shareholder may at any time, by written notification or by telephone (1-800-MER-FUND) to the Transfer Agent, elect to have subsequent dividends or both dividends and capital gains distributions paid in cash, rather than reinvested, in which event payment will be mailed on or about the payment date. Cash payments can also be directly deposited to the shareholder's bank account. No CDSC will be imposed upon redemption of shares issued as a result of the automatic reinvestment of dividends or capital gains distributions.

SYSTEMATIC WITHDRAWAL PLANS

  A Class A or Class D shareholder may elect to receive systematic withdrawal payments from his Investment Account through automatic payment by check or through automatic payment by direct deposit to his bank account on either a monthly or quarterly basis. Alternatively, a Class A or Class D shareholder whose shares are held within a CMA (R) or CBA (R) account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA (R)/CBA (R) Systematic Redemption Program, subject to certain conditions.

AUTOMATIC INVESTMENT PLANS

  Regular additions of Class A, Class B, Class C and Class D shares may be made to an investor's Investment Account by pre-arranged charges of $50 or more to his regular bank account. The Fund's Automatic Investment Program is not available to shareholders whose shares are held in a brokerage account with Merrill Lynch. Alternatively, investors who maintain CMA (R) or CBA (R) accounts may arrange to have periodic investments made in the Fund in their CMA (R) or CBA (R) accounts or in certain related accounts in amounts of $100 or more through the CMA (R)/CBA (R) Automated Investment Program.

                             PORTFOLIO TRANSACTIONS

  Subject to the policies established by the Trustees or the Trust, the Manager is primarily responsible for the execution of the Fund's portfolio transactions. Municipal Bonds and other securities in which the Fund invests are traded primarily in the over-the-counter market. Where possible, the Trust deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the policy of the Trust to obtain the best results in conducting portfolio transactions for the Fund, taking into account such factors as price (including the applicable dealer spread or commission), the size, type and difficulty of the transaction involved, the firm's general execution and operations facilities, and the firm's risk in positioning the securities involved and the provision of supplemental investment research by the firm. While reasonable competitive spreads or commissions are sought, the Fund will not necessarily be paying the lowest spread or commission available.

  The sale of shares of the Fund may be taken into consideration as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund. The portfolio securities of the Fund generally are traded on a principal basis and normally do not involve either brokerage commissions or transfer taxes. The cost of portfolio securities transactions of the Fund primarily consists of dealer or underwriter spreads. Under the 1940 Act, persons affiliated with the Trust, including Merrill Lynch, are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless such trading is permitted by an exemptive order issued by the Commission. The Trust has obtained an exemptive order permitting it to engage in certain principal transactions with Merrill Lynch involving high quality short-term Municipal Bonds subject to certain conditions. During the years ended September 30, 1994 and 1995, the Trust engaged in no such transactions. In addition, the Trust may not purchase securities, including Municipal Bonds, for the Fund during the existence of any underwriting syndicate of which Merrill Lynch is a member except pursuant to procedures approved by the Trustees of the Trust which comply with rules adopted by the Commission. The Trust has applied for an exemptive order permitting it to, among other things, (i) purchase high quality tax-exempt securities from Merrill Lynch when Merrill Lynch is a member of an underwriting syndicate and (ii) purchase tax-exempt securities from and sell tax-exempt securities to Merrill Lynch in secondary market transactions. An affiliated person of the Trust may serve as its broker in over-the-counter transactions conducted by the Fund on an agency basis only. For the years ended September 30, 1993 and 1994, the Fund paid no brokerage commissions. For the year ended September 30, 1995, the Fund paid brokerage commissions of $89,130.

  Portfolio Turnover. Generally, the Fund does not purchase securities for short-term trading profits. However, the Fund may dispose of securities without regard to the time they have been held when such action, for defensive or other reasons, appears advisable to its Manager. As a result of the investment policies described herein, under certain market conditions the Fund's portfolio turnover may be higher than that of other investment companies; however, it is extremely difficult to predict portfolio turnover rates with any degree of accuracy. Higher portfolio turnover may contribute to higher transactional costs and negative tax consequences, such as an increase in capital gain dividends or in ordinary income dividends of accrued market discount, as well as greater difficulty meeting the requirement for qualifications as a regulated investment company that less than 30% of its gross income be derived from the sale or other disposition of securities held for less than three months. See "Distributions and Taxes". (The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded.) For the years ended September 30, 1994 and 1995, the Fund's portfolio turnover rates were 107.96% and 181.21%, respectively. High portfolio turnover involves correspondingly higher transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Fund. Such turnover also has certain tax consequences for the Fund. See "Distributions and Taxes".

                            DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

  The net investment income of the Fund is declared as dividends daily prior to the determination of the net asset value which is calculated 15 minutes after the close of business on the New York Stock Exchange (generally, 4:00 P.M., New York Time) on that day. The net investment income of the Fund for dividend purposes consists of interest earned on portfolio securities, less expenses, in each case computed since the most recent determination of net asset value. Expenses of the Fund, including the management fees and the account maintenance and distribution fees, are accrued daily. Dividends of net investment income are declared daily and reinvested monthly in the form of additional full and fractional shares of the Fund at net asset value as of the close of business on the "payment date" unless the shareholder elects to receive such dividends in cash. Shares will accrue dividends as long as they are issued and outstanding. Shares are issued and outstanding from the settlement date of a purchase order to the day prior to the settlement date of a redemption order.

  All net realized long- or short-term capital gains, if any, are declared and distributed to the Fund's shareholders at least annually. Capital gains distributions will be reinvested automatically in shares of the Fund unless the shareholder elects to receive such distributions in cash.

  The per share dividends and distributions on each class of shares will be reduced as a result of any account maintenance, distribution and transfer agency fees applicable to that class.

  See "Shareholder Services" for information as to how to elect either dividend reinvestment or cash payments. Portions of dividends and distributions which are taxable to shareholders as described below are subject to income tax whether they are reinvested in shares of the Fund or received in cash.

TAXES

  The Trust intends to continue to qualify the Fund for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). If it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax to the extent that it distributes its net investment income and net realized capital gains. The Trust intends to cause the Fund to distribute substantially all of such income.

  To the extent that the dividends distributed to the Fund's Class A, Class B, Class C and Class D shareholders (together, the "shareholders") are derived from interest income exempt from Federal income tax under Code section 103(a) and are properly designated as "exempt-interest dividends" by the Trust, they will be excludable from a shareholder's gross income for Federal income tax purposes. Exempt-interest dividends are included, however, in determining the portion, if any, of a person's social security and railroad retirement benefits subject to Federal income taxes. The portion of such exempt-interest dividends paid from interest received by the Fund from New York Municipal Bonds also will be exempt from New York State and New York City personal income taxes. Shareholders subject to income taxation by states other than New York will realize a lower after-tax rate of return than New York shareholders since the dividends distributed by the Fund generally will not be exempt, to any significant degree, from income taxation by such other states. The Trust will inform shareholders annually as to the portion of the Fund's distributions which constitutes exempt-interest dividends and the portion which is exempt from New York State and New York City personal income taxes. Interest on indebtedness incurred or continued to purchase or carry Fund shares is not deductible for Federal income tax purposes or for New York personal income tax purposes to the extent attributable to exempt-interest dividends. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by industrial development bonds or private activity bonds held by the Fund should consult their tax advisors before purchasing Fund shares.

  Exempt-interest dividends paid to a corporate shareholder will be subject to New York State corporation franchise tax and New York City general corporation tax.

  To the extent that the Fund's distributions are derived from interest on its taxable investments or from an excess of net short-term capital gains over net long-term capital losses ("ordinary income dividends"), such distributions are considered ordinary income for Federal and New York State and New York City income tax purposes. Distributions, if any, from an excess of net long-term capital gains over net short-term capital losses derived from the sale of securities or from certain transactions in futures or options ("capital gain dividends") are taxable as long-term capital gains for Federal income tax purposes, regardless of the length of time the shareholder has owned Fund shares and, for New York State and New York City income tax purposes, are treated as capital gains which are taxed at ordinary income tax rates. Distributions by the Fund, whether from exempt-interest income, ordinary income or capital gains, will not be eligible for the dividends received deduction allowed to corporations under the Code.

  All or a portion of the Fund's gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. In addition, such loss will be disallowed to the extent of any exempt-interest dividends received by the shareholder. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

  The Code subjects interest received on certain otherwise tax-exempt securities to an alternative minimum tax. The alternative minimum tax applies to interest received on "private activity bonds" issued after August 7, 1986. Private activity bonds are bonds which, although tax-exempt, are used for purposes other than those generally performed by governmental units and which benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of "tax preference", which could subject investors in such bonds, including shareholders of the Fund, to an alternative minimum tax. The Fund will purchase such "private activity bonds" and the Trust will report to shareholders within 60 days after the Fund's taxable year-end the portion of the Fund's dividends declared during the year which constitutes an item of tax preference for alternative minimum tax purposes. The Code further provides that corporations are subject to an alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation's "adjusted current earnings", which more closely reflect a corporation's economic income. Because an exempt-interest dividend paid by the Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay alternative minimum tax on exempt-interest dividends paid by the Fund.

  No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares.

  If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Fund reduces any sales charge such shareholder would have owed upon purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

  A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

  Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

  Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on certain ordinary income dividends and on capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Trust or who, to the Trust's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

  The Code provides that every person required to file a tax return must include on such return the amount of exempt-interest dividends received from all sources (including the Fund) during the taxable year.

  The foregoing is a general and abbreviated summary of the applicable provisions of the Code, Treasury regulations and New York tax laws presently in effect. For the complete provisions, reference should be made to the pertinent Code sections, the Treasury regulations promulgated thereunder, and New York tax laws. The Code and the Treasury regulations, as well as the New York tax laws, are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

  Shareholders are urged to consult their tax advisors regarding the availability of any exemptions from state or local taxes (other than those imposed by New York) and with specific questions as to Federal, foreign, state or local taxes.

                                PERFORMANCE DATA

  From time to time the Fund may include its average annual total return, yield and tax equivalent yield for various specified time periods in advertisements or information furnished to present or prospective shareholders. Average annual total return, yield and tax equivalent yield are computed separately for Class A, Class B, Class C and Class D shares in accordance with formulas specified by the Commission.

  Average annual total return quotations for the specified periods will be computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return will be computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including any CDSC that would be applicable to a complete redemption of the investment at the end of the specified period such as in the case of Class B and Class C shares and the maximum sales charge in the case of Class A and Class D shares. Dividends paid by the Fund with respect to all shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that account maintenance fees and distribution charges and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. The Fund will include performance data for all classes of shares of the Fund in any advertisement or information including performance data of the Fund.

  The Fund also may quote total return and aggregate total return performance data for various specified time periods. Such data will be calculated substantially as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average annual rates of return reflect compounding; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time. In advertisements distributed to investors whose purchases are subject to waiver of the CDSC in the case of Class B shares or reduced sales loads in the case of Class A and Class D shares, the performance data may take into account the reduced, and not the maximum, sales charge or may not take into account the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or waiver of the CDSC, a lower amount of expenses is deducted. See "Purchase of Shares". The Fund's total return may be expressed either as a percentage or as a dollar amount in order to illustrate such total return on a hypothetical $1,000 investment in the Fund at the beginning of each specified period.

  Yield quotations will be computed based on a 30-day period by dividing (a) the net income based on the yield of each security earned during the period by
(b) the average daily number of shares outstanding during the period that were entitled to receive dividends multiplied by the maximum offering price per share on the last day of the period. Tax equivalent yield quotations will be computed by dividing (a) the part of the Fund's yield that is tax-exempt by (b) one minus a stated tax rate and (c) adding the result to that part, if any, of the Fund's yield that is not tax-exempt. The yield for the 30-day period ended September 30, 1995, was 5.00% for Class A shares, 4.70% for Class B shares, 4.59% for Class C shares and 4.90% for Class D shares and the tax-equivalent yield for the same period (based on a Federal income tax rate of 28%) was 6.94% for Class A shares, 6.53% for Class B shares, 6.38% for Class C shares and 6.81% for Class D shares.

  Total return, yield and tax-equivalent yield figures are based on the Fund's historical performance and are not intended to indicate future performance. The Fund's total return, yield and tax-equivalent yield will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

  On occasion, the Fund may compare its performance to performance data published by Lipper Analytical Services, Inc., Morningstar Publications, Inc. ("Morningstar"), and CDA Investment Technology, Inc., or to data contained in publications such as Money Magazine, U.S. News & World Report, Business Week, Forbes Magazine and Fortune Magazine. From time to time, the Fund may include the Fund's Morningstar risk-adjusted performance ratings in advertisements or supplemental sales literature. As with other performance data, performance comparisons should not be considered indicative of the Fund's relative performance for any future period.

                             ADDITIONAL INFORMATION

DETERMINATION OF NET ASSET VALUE

  The net asset value of the shares of all classes of the Fund is determined by the Manager once daily, 15 minutes after the close of business on the New York Stock Exchange (generally, 4:00 P.M., New York time), on each day during which the New York Stock Exchange is open for trading. The net asset value per share is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets minus all liabilities by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the fees payable to the Manager and the Distributor, are accrued daily.

  The per share net asset value of the Class A shares generally will be higher than the per share net asset value of shares of the other classes, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares and the daily expense accruals of the account maintenance fees applicable with respect to Class D shares; moreover, the per share net asset value of Class D shares generally will be higher than the per share net asset value of Class B and Class C shares, reflecting the daily expense accruals of the distribution and higher transfer agency fees applicable with respect to Class B and Class C shares. It is expected, however, that the per share net asset value of the classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions which will differ by approximately the amount of the expense accrual differentials between the classes.

ORGANIZATION OF THE TRUST

  The Trust is an unincorporated business trust organized on August 2, 1985 under the laws of Massachusetts. On October 1, 1987, the Trust changed its name from "Merrill Lynch Multi-State Tax-Exempt Series Trust" to "Merrill Lynch Multi-State Municipal Bond Series Trust" and on December 22, 1987 the Trust changed its name to "Merrill Lynch Multi-State Municipal Series Trust". The Trust is an open-end management investment company comprised of separate series ("Series"), each of which is a separate portfolio offering shares to selected groups of purchasers. Each of the Series is to be managed independently in order to provide to shareholders who are residents of the state to which such Series relates as high a level of income exempt from Federal, and in certain cases state and local income taxes as is consistent with prudent investment management. The Trustees are authorized to create an unlimited number of Series and, with respect to each Series, to issue an unlimited number of full and fractional shares of beneficial interest of $.10 par value of different classes. Shareholder approval is not required for the authorization of additional Series or classes of a Series of the Trust. The shares of the Fund are divided into

Class A, Class B, Class C and Class D shares. Class A, Class B, Class C and Class D shares represent interests in the same assets of the Fund and are identical in all respects except that Class B, Class C and Class D shares bear certain expenses related to the account maintenance associated with such shares, and Class B and Class C shares bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to account maintenance and distribution expenditures as applicable. See "Purchase of Shares". The Trust has received an order (the "Order") from the Commission permitting the issuance and sale of multiple classes of shares. The Trustees of the Trust may classify and reclassify the shares of any Series into additional classes at a future date. The Order permits the Trust to issue additional classes of shares of any Series if the Board of Trustees deems such issuance to be in the best interests of the Trust.

  Shareholders are entitled to one vote for each full share held and to fractional votes for fractional shares held in the election of Trustees (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. There normally will be no meeting of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders may, in accordance with the terms of the Declaration of Trust, cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees. Also, the Trust will be required to call a special meeting of shareholders of a Series in accordance with the requirements of the 1940 Act to seek approval of new management and advisory arrangements, of a material increase in distribution fees or of a change in the fundamental policies, objectives or restrictions of a Series. Except as set forth above, the Trustees shall continue to hold office and appoint successor Trustees. Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective Series and in net assets of such Series upon liquidation or dissolution remaining after satisfaction of outstanding liabilities except that, as noted above, the Class B, Class C and Class D shares bear certain additional expenses. The obligations and liabilities of a particular Series are restricted to the assets of that Series and do not extend to the assets of the Trust generally. The shares of each Series, when issued, will be fully paid and non-assessable by the Trust.

SHAREHOLDER REPORTS

  Only one copy of each shareholder report and certain shareholder communications will be mailed to each identified shareholder regardless of the number of accounts such shareholder has. If a shareholder wishes to receive copies of each report and communication for each of the shareholder's related accounts the shareholder should notify in writing:

                         Merrill Lynch Financial Data Services, Inc.

                         P.O. Box 45289
                         Jacksonville, Florida 32232-5289

  The written notification should include the shareholder's name, address, tax identification number and Merrill Lynch, Pierce, Fenner & Smith Incorporated and/or mutual fund account numbers. If you have any questions regarding this please call your Merrill Lynch financial consultant or Merrill Lynch Financial Data Services, Inc. at 800-637-3863.

SHAREHOLDER INQUIRIES

  Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Prospectus.

                               ----------------

  The Declaration of Trust establishing the Trust, dated August 2, 1985, a copy of which together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name "Merrill Lynch Multi-State Municipal Series Trust" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim of the Trust, but the "Trust Property" only shall be liable.

    MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND--AUTHORIZATION FORM (PART 1)
-------------------------------------------------------------------------------
1. SHARE PURCHASE APPLICATION
  I, being of legal age, wish to purchase: (choose one)
 [_] Class A shares  [_] Class B shares  [_] Class C shares  [_] Class D shares of Merrill Lynch New York Municipal Bond Fund and establish an Investment Account as described in the Prospectus. In the event that I am not eligible to purchase Class A shares, I understand that Class D shares will be purchased.

  Basis for establishing an Investment Account:

    A. I enclose a check for $.... payable to Merrill Lynch Financial Data
  Services, Inc., as an initial investment (minimum $1,000). I understand that this purchase will be executed at the applicable offering price next to be determined after this Application is received by you.
    B. I already own shares of the following Merrill Lynch mutual funds that would qualify for the right of accumulation as outlined in the Statement of Additional Information: (Please list all funds. Use a separate sheet of paper if necessary.)
1. ...................................    4. ..................................
2. ...................................    5. ..................................
3. ...................................    6. ..................................
Name...........................................................................
     First Name                       Initial                        Last Name
Name of Co-Owner (if any)......................................................
                   First Name                 Initial                  Last
Address...............................                                 Name
 ......................................
                            (Zip Code)
Occupation.............................     Name and Address of Employer ......
 .......................................     ...................................
          Signature of Owner                  Signature of Co-Owner (if any)
(In the case of co-owner, a joint tenancy with right of survivorship will be presumed unless otherwise specified.)
-------------------------------------------------------------------------------
2. DIVIDEND AND CAPITAL GAIN DISTRIBUTION OPTIONS

     Ordinary Income Dividends               Long-term Capital Gains

     Select   [_] Reinvest                   Select   [_] Reinvest
     One:     [_] Cash                       One:     [_] Cash

If no election is made, dividends and capital gains will be automatically reinvested at net asset value without a sales charge.
IF CASH, SPECIFY HOW YOU WOULD LIKE YOUR DISTRIBUTIONS PAID TO YOU:   [_]
Check or  [_] Direct Deposit to bank account
IF DIRECT DEPOSIT TO BANK ACCOUNT IS SELECTED, PLEASE COMPLETE BELOW:
I hereby authorize payment of dividend and capital gain distributions by direct deposit to my bank account and, if necessary, debit entries and adjustments for any credit entries made to my account in accordance with the terms I have selected on the Merrill Lynch New York Municipal Bond Fund Authorization Form.
SPECIFY TYPE OF ACCOUNT (CHECK ONE)  [_] checking  [_] savings

Name on your account ..........................................................

Bank Name .....................................................................

Bank Number ........................ Account Number ...........................

Bank Address ..................................................................

I AGREE THAT THIS AUTHORIZATION WILL REMAIN IN EFFECT UNTIL I PROVIDE WRITTEN NOTIFICATION TO MERRILL LYNCH FINANCIAL DATA SERVICES, INC. AMENDING OR TERMINATING THIS SERVICE.

Signature of Depositor ........................................................

Signature of Depositor .................................. Date.................
(if joint account, both must sign)
NOTE: IF DIRECT DEPOSIT TO BANK ACCOUNT IS SELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" OR A DEPOSIT SLIP FROM YOUR SAVINGS ACCOUNT SHOULD ACCOMPANY THIS APPLICATION.

  MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND--AUTHORIZATION FORM (PART 1) --
                                  (CONTINUED)
-------------------------------------------------------------------------------

3. SOCIAL SECURITY NUMBER OR TAXPAYER IDENTIFICATION NUMBER
            [                                                      ]
            Social Security Number or Taxpayer Identification Number

  Under penalty of perjury, I certify (1) that the number set forth above is my correct Social Security Number or Taxpayer Identification Number and (2) that I am not subject to backup withholding (as discussed in the Prospectus under "Distributions and Taxes--Taxes") either because I have not been notified that I am subject thereto as a result of a failure to report all interest or dividends, or the Internal Revenue Service ("IRS") has notified me that I am no longer subject thereto.

  INSTRUCTION: YOU MUST STRIKE OUT THE LANGUAGE IN (2) ABOVE IF YOU HAVE BEEN NOTIFIED THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING DUE TO UNDERREPORTING AND IF YOU HAVE NOT RECEIVED A NOTICE FROM THE IRS THAT BACKUP WITHHOLDING HAS BEEN TERMINATED. THE UNDERSIGNED AUTHORIZES THE FURNISHING OF THIS CERTIFICATION TO OTHER MERRILL LYNCH SPONSORED MUTUAL FUNDS.

 .......................................     ...................................
          Signature of Owner                  Signature of Co-Owner (if any)
-------------------------------------------------------------------------------
4. LETTER OF INTENTION--CLASS A AND CLASS D SHARES ONLY (SEE TERMS AND CONDITIONS IN THE STATEMENT OF ADDITIONAL INFORMATION)

                                                    ................., 19......
                                                     Date of Initial Purchase

Dear Sir/Madam:

  Although I am not obligated to do so, I intend to purchase shares of Merrill Lynch New York Municipal Bond Fund or any other investment company with an initial sales charge or deferred sales charge for which Merrill Lynch Funds Distributor, Inc. acts as distributor over the next 13-month period which will equal or exceed:

 [_] $25,000    [_] $50,000    [_] $100,000    [_] $250,000    [_] $1,000,000

  Each purchase will be made at the then reduced offering price applicable to the amount checked above, as described in the Merrill Lynch New York Municipal Bond Fund Prospectus.

  I agree to the terms and conditions of the Letter of Intention. I hereby irrevocably constitute and appoint Merrill Lynch Funds Distributor, Inc., my attorney, with full power of substitution, to surrender for redemption any or all shares of Merrill Lynch New York Municipal Bond Fund held as security.

By ....................................     ...................................
         Signature of Owner                        Signature of Co-Owner
                                  (If registered in joint names, both must sign)
  In making purchases under this letter, the following are the related accounts on which reduced offering prices are to apply:

(1) Name...............................     (2) Name...........................
                                            Account Number.....................
Account Number.........................
-------------------------------------------------------------------------------

5. FOR DEALER ONLY
     Branch Office, Address, Stamp          We hereby authorize Merrill Lynch
                                            Funds Distributor, Inc. to act as
--                                   --     our agent in connection with
                                            transactions under this
                                            authorization form and agree to
                                            notify the Distributor of any
                                            purchases made under a Letter of
                                            Intention or Systematic Withdrawal
                                            Plan. We guarantee the
                                            shareholder's signature.

                                            ...................................
                                                  Dealer Name and Address
--                                   --
This form, when completed, should be        By ................................
mailed to:                                      Authorized Signature of Dealer
                                            [ ][ ][ ]    [ ][ ][ ][ ]
  Merrill Lynch New York Municipal          Branch Code  F/C No.
   Bond Fund                                                       ............
  c/o Merrill Lynch Financial Data                                F/C Last Name
  Services, Inc.                            [ ][ ][ ]    [ ][ ][ ][ ][ ]
  P.O. Box 45289                            Dealer's Customer Account No.
  Jacksonville, Florida 32232-5289

    MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND--AUTHORIZATION FORM (PART 2)
-------------------------------------------------------------------------------

NOTE: THIS FORM IS REQUIRED TO APPLY FOR THE SYSTEMATIC WITHDRAWAL OR
AUTOMATIC INVESTMENT PLANS ONLY.
-------------------------------------------------------------------------------


1. ACCOUNT REGISTRATION

Name of Owner........................         [ ][ ][ ][ ][ ][ ][ ][ ][ ]
                                                Social Security Number or
Name of Co-Owner (if any)............            Taxpayer Identification
                                                         Number

Address..............................         Account Number ..................
                                              (if existing account)
 .....................................
-------------------------------------------------------------------------------

2. SYSTEMATIC WITHDRAWAL PLAN--CLASS A AND D SHARES ONLY (SEE TERMS AND CONDITIONS IN THE STATEMENT OF ADDITIONAL INFORMATION)

  Minimum Requirements: $10,000 for monthly disbursements, $5,000 for quarterly, of [_] Class A or [_] Class D shares in Merrill Lynch New York Municipal Bond Fund at cost or current offering price. Withdrawals to be made either (check one) [_] Monthly on the 24th day of each month, or [_] Quarterly on the 24th day of March, June, September and December. If the 24th falls on a weekend or holiday, the next succeeding business day will be utilized. Begin
systematic withdrawal on         (month) or as soon as possible thereafter.
                        ---------
SPECIFY HOW YOU WOULD LIKE YOUR WITHDRAWAL PAID TO YOU (CHECK ONE): [_] $
                                                                          -----
or [_]    % of the current value of [_] Class A or [_] Class D shares in the
      ----
account.

SPECIFY WITHDRAWAL METHOD: [_] check or [_] direct deposit to bank account (check one and complete part (a) or (b) below):

DRAW CHECKS PAYABLE (CHECK ONE)

(a)I hereby authorize payment by check
  [_] as indicated in Item 1.
  [_] to the order of..........................................................

Mail to (check one)
  [_] the address indicated in Item 1.
  [_] Name (Please Print)......................................................

Address .......................................................................

   ..........................................................................

Signature of Owner........................................ Date...............

Signature of Co-Owner (if any).................................................

(b) I hereby authorize payment by direct deposit to my bank account and, if necessary, debit entries and adjustments for any credit entries made to my account. I agree that this authorization will remain in effect until I provide written notification to Merrill Lynch Financial Data Services, Inc. amending or terminating this service.

Specify type of account (check one): [_] checking [_] savings

Name on your Account...........................................................

Bank Name......................................................................

Bank Number.......................... Account Number...........................

Bank Address...................................................................

 ...............................................................................

Signature of Depositor.................................... Date...............

Signature of Depositor.........................................................
(If joint account, both must sign)

NOTE: IF DIRECT DEPOSIT IS ELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" OR A DEPOSIT SLIP FROM YOUR SAVINGS ACCOUNT SHOULD ACCOMPANY THIS APPLICATION.

   MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND--AUTHORIZATION FORM (PART 2)--
                                  (CONTINUED)
-------------------------------------------------------------------------------

3. APPLICATION FOR AUTOMATIC INVESTMENT PLAN

  I hereby request that Merrill Lynch Financial Data Services, Inc. draw an automated clearing house ("ACH") debit on my checking account as described below each month to purchase: (choose one)

 [_] Class A shares  [_] Class B shares  [_] Class C shares  [_] Class D shares of Merrill Lynch New York Municipal Bond Fund subject to the terms set forth below. In the event that I am not eligible to purchase Class A shares, I understand that Class D shares will be purchased.


     MERRILL LYNCH FINANCIAL DATA          AUTHORIZATION TO HONOR ACH DEBITS
         SERVICES, INC.                    DRAWN BY MERRILL LYNCH FINANCIAL
                                               DATA SERVICES, INC.

You are hereby authorized to draw an     To...............................Bank
ACH debit each month on my bank                    (Investor's Bank)
account for investment in Merrill
Lynch New York Municipal Bond Fund as
indicated below:

  Amount of each ACH debit $.........    Bank Address.........................

  Account number.....................    City...... State...... Zip Code......

 Please date and invest ACH debits on    As a convenience to me, I hereby
 the 20th of each month beginning        request and authorize you to pay and
 ......(month) or as soon thereafter as  charge to my account ACH debits
 possible.                               drawn on my account by and payable
                                         to Merrill Lynch Financial Data
 I agree that you are drawing these      Services, Inc. I agree that your
 ACH debits voluntarily at my request    rights in respect to each such debit
 and that you shall not be liable for    shall be the same as if it were a
 any loss arising from any delay in      check drawn on you and signed
 preparing or failure to prepare any     personally by me. This authority is
 such debit. If I change banks or        to remain in effect until revoked
 desire to terminate or suspend this     personally by me in writing. Until
 program, I agree to notify you          you receive such notice, you shall
 promptly in writing. I hereby           be fully protected in honoring any
 authorize you to take any action to     such debit. I further agree that if
 correct erroneous ACH debits of my      any such debit be dishonored,
 bank account or purchases of Fund       whether with or without cause and
 shares including liquidating shares     whether intentionally or
 of the Fund and crediting my bank       inadvertently, you shall be under no
 account. I further agree that if a      liability.
 check or debit is not honored upon
 presentation, Merrill Lynch Financial   ............   ......................
 Data Services, Inc. is authorized to        Date            Signature of
 discontinue immediately the Automatic                        Depositor
 Investment Plan and to liquidate
 sufficient shares held in my account    ............   ......................
 to offset the purchase made with the        Bank       Signature of Depositor
 dishonored debit.                         Account        (If joint account,
                                            Number         both must sign)
 ............    .....................
    Date            Signature of         NOTE: IF AUTOMATIC INVESTMENT PLAN
                      Depositor          IS ELECTED, YOUR BLANK, UNSIGNED
                                         CHECK MARKED "VOID" SHOULD ACCOMPANY
                .....................    THIS APPLICATION.
               Signature of Depositor
                 (If joint account,
                   both must sign)

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    MANAGER

                             Fund Asset Management

                            Administrative Offices:
                             800 Scudders Mill Road
                             Plainsboro, New Jersey

                                Mailing Address:

                               P.O. Box 9011

                     Princeton, New Jersey 08543-9011

                                  DISTRIBUTOR

                     Merrill Lynch Funds Distributor, Inc.

                            Administrative Offices:
                             800 Scudders Mill Road
                             Plainsboro, New Jersey

                                Mailing Address:

                               P.O. Box 9081

                     Princeton, New Jersey 08543-9081

                                   CUSTODIAN

                             State Street Bank and
                                 Trust Company
                                  P.O. Box 351
                          Boston, Massachusetts 02101

                                 TRANSFER AGENT

                Merrill Lynch Financial Data Services, Inc.

                            Administrative Offices:

                           4800 Deer Lake Drive East
                        Jacksonville, Florida 32246-6484

                                Mailing Address:
                                 P.O. Box 45289
                        Jacksonville, Florida 32232-5289

                              INDEPENDENT AUDITORS

                             Deloitte & Touche LLP
                                117 Campus Drive
                        Princeton, New Jersey 08540-6400

                                    COUNSEL

                                  Brown & Wood
                             One World Trade Center
                         New York, New York 10048-0557

 NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESEN-TATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMA-TION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST, THE MANAGER OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                              -------------------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fee Table..................................................................   2
Merrill Lynch Select Pricing SM System.....................................   3
Financial Highlights.......................................................   8
Investment Objective and Policies..........................................  11
 Potential Benefits........................................................  13
 Special Considerations Relating to
   Municipal Bonds.........................................................  13
 Description of Municipal Bonds............................................  14
 Call Rights...............................................................  16
 When-Issued Securities and Delayed Delivery Transactions..................  16
 Financial Futures Transactions and Options................................  17
 Repurchase Agreements.....................................................  19
 Investment Restrictions...................................................  19
Management of the Trust....................................................  20
 Trustees..................................................................  20
 Management and Advisory Arrangements......................................  21
 Code of Ethics............................................................  22
 Transfer Agency Services..................................................  22
Purchase of Shares.........................................................  23
 Initial Sales Charge Alternatives--Class A and Class D Shares.............  25
 Deferred Sales Charge Alternatives--Class B and Class C Shares............  26
 Distribution Plans........................................................  30
 Limitations on the Payment of Deferred Sales Charges......................  31
Redemption of Shares.......................................................  32
 Redemption................................................................  32
 Repurchase................................................................  33
 Reinstatement Privilege--Class A and Class D Shares.......................  33
Shareholder Services.......................................................  33
 Investment Account........................................................  34
 Exchange Privilege........................................................  34
 Automatic Reinvestment of Dividends and Capital Gains Distributions.......  35
 Systematic Withdrawal Plans...............................................  36
 Automatic Investment Plans................................................  36
Portfolio Transactions.....................................................  36
Distributions and Taxes....................................................  37
 Distributions.............................................................  37
 Taxes.....................................................................  38
Performance Data...........................................................  40
Additional Information.....................................................  42
 Determination of Net Asset Value..........................................  42
 Organization of the Trust.................................................  42
 Shareholder Reports.......................................................  43
 Shareholder Inquiries.....................................................  44
Authorization Form.........................................................  45

                                                          Code # 10342-0196


[LOGO] MERRILL LYNCH

MERRILL LYNCH
New York Municipal  Bond Fund

[ART]

PROSPECTUS

    January 25, 1996

Distributor:
Merrill Lynch
Funds Distributor, Inc.

This prospectus should be retained for future reference.

STATEMENT OF ADDITIONAL INFORMATION

                  MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND
               MERRILL LYNCH MULTI-STATE MUNICIPAL SERIES TRUST
  P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 . PHONE NO. (609) 282-2800

                               ----------------

  Merrill Lynch New York Municipal Bond Fund (the "Fund") is a series of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to provide shareholders with as high a level of income exempt from Federal, New York State and New York City income taxes as is consistent with prudent investment management. The Fund seeks to achieve its objective, while providing investors with the opportunity to invest primarily in a diversified portfolio of long-term obligations issued by or on behalf of New York State, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the Virgin Islands and Guam, which pay interest exempt, in the opinion of bond counsel to the issuer, from Federal, New York State and New York City income taxes. There can be no assurance that the investment objective of the Fund will be realized.

  Pursuant to the Merrill Lynch Select Pricing SM System, the Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select Pricing SM System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances.

                               ----------------

  This Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the Prospectus of the Fund, dated January 25, 1996 (the "Prospectus"), which has been filed with the Securities and Exchange Commission and can be obtained, without charge, by calling or by writing the Fund at the above telephone number or address. This Statement of Additional Information has been incorporated by reference into the Prospectus.

                               ----------------

                       FUND ASSET MANAGEMENT -- MANAGER
             MERRILL LYNCH FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR

                               ----------------

The date of this Statement of Additional Information is January 25, 1996.

                       INVESTMENT OBJECTIVE AND POLICIES

  The investment objective of the Fund is to provide shareholders with as high a level of income exempt from Federal, New York State and New York City income taxes as is consistent with prudent investment management. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of long-term obligations issued by or on behalf of New York State, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the Virgin Islands and Guam, which pay interest exempt, in the opinion of bond counsel to the issuer, from Federal, New York State and New York City income taxes. Obligations exempt from Federal income taxes are referred to herein as "Municipal Bonds" and obligations exempt from Federal, New York State and New York City income taxes are referred to as "New York Municipal Bonds". Unless otherwise indicated references to Municipal Bonds shall be deemed to include New York Municipal Bonds. The Fund anticipates that at all times, except during temporary defensive periods, it will maintain at least 65% of the Fund's total assets invested in New York Municipal Bonds. At times, the Fund will seek to hedge its portfolio through the use of futures transactions to reduce volatility in the net asset value of Fund shares. Reference is made to "Investment Objective and Policies" in the Prospectus for a discussion of the investment objective and policies of the Fund.

  Municipal Bonds may include general obligation bonds of the State and its political subdivisions, revenue bonds of utility systems, highways, bridges, port and airport facilities, colleges, hospitals, housing facilities, etc., and industrial development bonds or private activity bonds. The interest on such obligations may bear a fixed rate or be payable at a variable or floating rate. The Municipal Bonds purchased by the Fund will be primarily what are commonly referred to as "investment grade" securities, which are obligations rated at the time of purchase within the four highest quality ratings as determined by either Moody's Investors Service, Inc. ("Moody's") (currently Aaa, Aa, A and
Baa), Standard & Poor's Ratings Group ("Standard & Poor's") (currently AAA, AA, A and BBB) or Fitch Investors Service, Inc. ("Fitch") (currently AAA, AA, A and
BBB). If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager of the Fund, Fund Asset Management, L.P. (the "Manager"), to other obligations in which the Fund may invest.

  The Fund ordinarily does not intend to realize investment income not exempt from Federal, New York State or New York City income taxes. However, to the extent that suitable New York Municipal Bonds are not available for investment by the Fund, the Fund may purchase Municipal Bonds issued by other states, their agencies and instrumentalities, the interest income on which is exempt, in the opinion of bond counsel, from Federal, but not New York State and New York City, taxation. The Fund may also invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund nevertheless believes such securities to be exempt from Federal income taxation ("Non-Municipal Tax-Exempt Securities"). Non-Municipal Tax-Exempt Securities could include trust certificates or other instruments evidencing interest in one or more long-term municipal securities. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in municipal bonds, to the extent such investments are permitted by applicable law.

  Except when acceptable securities are unavailable as determined by the Manager, the Fund will invest at least 65% of its total assets in New York Municipal Bonds. For temporary periods or to provide liquidity, the Fund has the authority to invest as much as 35% of its total assets in tax-exempt or taxable money market obligations with a maturity of one year or less (such short-term obligations being referred to herein as "Temporary Investments"), except that taxable Temporary Investments shall not exceed 20% of the Fund's net assets. Accordingly, the Fund at all times will have at least 80% of its net assets invested in securities exempt from Federal income taxation. However, interest received on certain otherwise tax-exempt securities which are classified as "private activity bonds" (in general, bonds that benefit non-governmental entities) may be subject to an alternative minimum tax. The Fund may purchase such private activity bonds. See "Distributions and Taxes". In addition, the Fund reserves the right to invest temporarily a greater portion of its assets in Temporary Investments for defensive purposes, when, in the judgment of the Manager, market conditions warrant. The investment objective of the Fund and the policies set forth in this paragraph are fundamental policies of the Fund which may not be changed without a vote of a majority of the outstanding shares of the Fund. The Fund's hedging strategies are not fundamental policies and may be modified by the Trustees of the Trust without the approval of the Fund's shareholders.

  Municipal Bonds may at times be purchased or sold on a delayed delivery basis or a when-issued basis. These transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future, often a month or more after the purchase. The payment obligation and the interest rate are each fixed at the time the buyer enters into the commitment. The Fund will make only commitments to purchase such securities with the intention of actually acquiring the securities, but the Fund may sell these securities prior to the settlement date if it is deemed advisable. Purchasing Municipal Bonds on a when-issued basis involves the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself; if yields so increase, the value of the when-issued obligation generally will decrease. The Fund will maintain a separate account at its custodian bank consisting of cash, cash equivalents or high-grade, liquid Municipal Bonds or Temporary Investments (valued on a daily basis) equal at all times to the amount of the when-issued commitment.

  The Fund may invest in Municipal Bonds the return on which is based on a particular index of value or interest rates. For example, the Fund may invest in Municipal Bonds that pay interest based on an index of Municipal Bond interest rates or based on the value of gold or some other commodity. The principal amount payable upon maturity of certain Municipal Bonds also may be based on the value of an index. Also, the Fund may invest in so-called "inverse floating obligations" or "residual interest bonds" on which the interest rates typically decline as market rates increase and increase as market rates decline. Interest and principal payable on the Municipal Bonds may also be based on relative changes among particular indices. To the extent the Fund invests in these types of Municipal Bonds, the Fund's return on such Municipal Bonds will be subject to risk with respect to the value of the particular index, which may include reduced or eliminated interest payments and losses of invested principal. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate which is a multiple (typically two) of the rate at which fixed-rate long-term tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed-rate tax exempt securities. To seek to limit the volatility of these securities, the Fund may purchase inverse floating obligations with shorter term maturities or which contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid. The Fund may not invest in such illiquid obligations if such investments, together with other illiquid investments, would exceed 15% (10% to the extent required by certain state laws) of the Fund's total assets. The Manager, however, believes that indexed and inverse floating obligations represent flexible portfolio management instruments for the Fund which allow the Fund to seek potential investment rewards, hedge other portfolio positions or vary the degree of investment leverage relatively efficiently under different market conditions.

  The Fund may purchase a Municipal Bond issuer's right to call all or a portion of such Municipal Bond for mandatory tender for purchase (a "Call Right"). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related Municipal Bonds, subject to certain conditions. A Call Right that is not exercised prior to maturity of the related Municipal Bond will expire without value. The economic effect of holding both the Call Right and the related Municipal Bond is identical to holding a Municipal Bond as a non-callable security. Certain investments in such obligations may be illiquid. The Fund may not invest in such illiquid obligations if such investments, together with other illiquid investments, would exceed 15% (10% to the extent required by certain state laws) of the Fund's total assets.

            DESCRIPTION OF MUNICIPAL BONDS AND TEMPORARY INVESTMENTS

  Set forth below is a detailed description of the Municipal Bonds and Temporary Investments in which the Fund may invest. A more complete discussion concerning futures and options transactions is set forth under "Investment Objective and Policies" in the Prospectus. Information with respect to ratings assigned to tax-exempt obligations which the Fund may purchase is set forth in an Appendix to this Statement of Additional Information.

DESCRIPTION OF MUNICIPAL BONDS

  Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of bonds are issued by or on behalf of public authorities to finance various privately owned or operated facilities, including certain facilities for the local furnishing of electric energy or gas, sewage facilities, solid waste disposal facilities and other specialized facilities. Such obligations are included within the term New York Municipal Bonds if the interest paid thereon is, in the opinion of bond counsel, excluded from gross income for Federal income tax purposes and exempt from New York State and City personal income taxes. Other types of industrial development bonds or private activity bonds, the proceeds of which are used for the construction, equipment or improvement of privately operated industrial or commercial facilities, may constitute Municipal Bonds, although the current Federal tax laws place substantial limitations on the size of such issues.

  The two principal classifications of Municipal Bonds are "general obligation" bonds, and "revenue" bonds which include industrial development bonds and, for bonds issued after August 15, 1986, private activity bonds. General obligation bonds are secured by the issuer's pledge of faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities, or in some cases, from the proceeds of a special excise tax or other specific revenue source such as payments from the user of the facility being financed. Industrial development bonds ("IDBs") and, in the case of bonds issued after August 15, 1986, private activity bonds, are in most cases revenue bonds and generally do not constitute the pledge of the credit or taxing power of the issuer of such bonds. Generally, the payment of the principal of and interest on such revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment, unless a line of credit, bond insurance or other security is furnished.

  The Fund also may invest in "moral obligation" bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

  Also included within the general category of Municipal Bonds are participation certificates issued by government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. The certificates represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called "lease obligations") relating to such equipment, land or facilities. Although lease obligations do not constitute general obligations of the issuer for which the issuer's unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a type of financing that has not yet developed the depth of marketability associated with more conventional securities. Certain investments in lease obligations may be illiquid. The Fund may not invest in illiquid lease obligations if such investments, together with all other illiquid investments, would exceed 15% (10% to the extent required by certain state laws) of the Fund's total assets. The Fund may, however, invest without regard to such limitation in lease obligations which the Manager, pursuant to guidelines which have been adopted by the Board of Trustees and subject to the supervision of the Board, determines to be liquid. The Manager will deem lease obligations to be liquid if they are publicly offered and have received an investment grade rating by Moody's, Standard & Poor's or Fitch. Unrated lease obligations, or those rated below investment grade, will be considered liquid if the obligations come to the market through an underwritten public offering and at least two dealers are willing to give competitive bids. In reference to the latter, the Manager must, among other things, also review the creditworthiness of the municipality obligated to make payment under the lease obligation and make certain specified determinations based on such factors as the existence of a rating or credit enhancement such as insurance, the frequency of trades or quotes for the obligation and the willingness of dealers to make a market in the obligation.

  Yields on Municipal Bonds are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the financial condition of the issuer, the maturity of the obligation, and the rating of the issue. The ability of the Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the securities in which the Fund invests to meet their obligations for the payment of interest and principal when due. There are variations in the risks involved in holding Municipal Bonds, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of owners of Municipal Bonds and the obligations of the issuer of such Municipal Bonds may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally and to general equitable principles, which may limit the enforcement of certain remedies.

DESCRIPTION OF TEMPORARY INVESTMENTS

  The Fund may invest in short-term tax-free and taxable securities subject to the limitations set forth under "Investment Objective and Policies". The tax-exempt money market securities may include municipal notes, municipal commercial paper, municipal bonds with a remaining maturity of less than one year, variable rate demand notes and participations therein. Municipal notes include tax anticipation notes, bond anticipation notes and grant anticipation notes. Anticipation notes are sold as interim financing in anticipation of tax collection, bond sales, government grants or revenue receipts. Municipal commercial paper refers to short-term unsecured promissory notes generally issued to finance short-term credit needs. The taxable money market securities in which the Fund may invest as Temporary Investments consist of U.S. Government securities, U.S. Government agency securities, domestic bank or savings institution certificates of deposit and bankers' acceptances, short-term corporate debt securities such as commercial paper and repurchase agreements. These Temporary Investments must have a stated maturity not in excess of one year from the date of purchase.

  Variable rate demand obligations ("VRDOs") are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. There is, however, the possibility that because of default or insolvency the demand feature of VRDOs and Participating VRDOs, described below, may not be honored. The interest rates are adjustable at intervals (ranging from daily to up to one year) to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDO at approximately the par value of the VRDOs on the adjustment date. The adjustments typically are based upon the prime rate of a bank or some other appropriate interest rate adjustment index. The Fund may invest in all types of tax-exempt instruments currently outstanding or to be issued in the future which satisfy the short-term maturity and quality standards of the Fund.

  The Fund also may invest in VRDOs in the form of participation interests ("Participating VRDOs") in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank. Participating VRDOs provide the Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution upon a specified number of days notice, not to exceed seven days. In addition, the Participating VRDO is backed by an irrevocable letter of credit or guaranty of the financial institution. The Fund would have an undivided interest in the underlying obligation and thus participate on the same basis as the financial institution in such obligation except that the financial institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment. The Fund has been advised by its counsel that the Fund should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations.

  VRDOs that contain an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities. A VRDO with a demand notice period exceeding seven days will therefore be subject to the Fund's restriction on illiquid investments unless, in the judgment of the Trustees, such VRDO is liquid. The Trustees may adopt guidelines and delegate to the Manager the daily function of determining and monitoring liquidity of such

VRDOs. The Trustees, however, will retain sufficient oversight and will be ultimately responsible for such determinations.

  The Trust has established the following standards with respect to money market securities and VRDOs in which the Fund invests. Commercial paper investments at the time of purchase must be rated A-1+ through A-3 by Standard & Poor's, Prime-1 through Prime-3 by Moody's, F-1+ through F-3 by Fitch or, if not rated, issued by companies having an outstanding debt issue rated at least A by Standard & Poor's, Fitch or Moody's. Investments in corporate bonds and debentures (which must have maturities at the date of purchase of one year or less) must be rated at the time of purchase at least A by Standard & Poor's, Fitch or Moody's. Notes and VRDOs at the time of purchase must be rated SP-1+/A-1+ through SP-2/A-3 by Standard & Poor's, MIG-1/VMIG-1 through MIG-4/VMIG-4 by Moody's or F-1+ through F-3 by Fitch. Temporary Investments, if not rated, must be of comparable quality to securities rated in the above rating categories in the opinion of the Manager. The Fund may not invest in any security issued by a commercial bank or a savings institution unless the bank or institution is organized and operating in the United States, has total assets of at least one billion dollars and is a member of the Federal Deposit Insurance Corporation ("FDIC"), except that up to 10% of total assets may be invested in certificates of deposit of smaller institutions if such certificates are fully insured by the FDIC.

REPURCHASE AGREEMENTS

  The Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or primary dealer or an affiliate thereof, in U.S. Government securities. Under such agreements, the bank or primary dealer or an affiliate thereof agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. In repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligations. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In a repurchase agreement, the Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default under such a repurchase agreement, instead of the contractual fixed rate of return, the rate of return to the Fund shall be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. The Fund may not invest more than 10% of its net assets in repurchase agreements maturing in more than seven days if such investments, together with all other illiquid investments, would exceed 15% of the Fund's total assets (however, in accordance with the provisions of certain state laws, the Fund currently will not invest in excess of 10% of its total assets in illiquid securities).

  In general, for federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities "sold". Therefore, amounts earned under such agreements will not be considered tax-exempt interest.

FINANCIAL FUTURES TRANSACTIONS AND OPTIONS

  Reference is made to the discussion concerning futures transactions under "Investment Objective and Policies" in the Prospectus. Set forth below is additional information concerning these transactions.

  As described in the Prospectus, the Fund may purchase and sell exchange traded financial futures contracts ("financial futures contracts") to hedge its portfolio of Municipal Bonds against declines in the value of such securities and to hedge against increases in the cost of securities the Fund intends to purchase. However, any transactions involving financial futures or options (or puts and calls associated therewith) will be in accordance with the Fund's investment policies and limitations. See "Investment Objective and Policies-- Investment Restrictions" in the Prospectus. To hedge its portfolio, the Fund may take an investment position in a futures contract which will move in the opposite direction from the portfolio position being hedged. While the Fund's use of hedging strategies is intended to moderate capital changes in portfolio holdings and thereby reduce the volatility of the net asset value of Fund shares, the Fund anticipates that its net asset value will fluctuate. Set forth below is information concerning futures transactions.

  Description of Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security or, in the case of an index-based futures contract, to make and accept a cash settlement for a set price on a future date. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation, i.e., by entering into an offsetting transaction. Futures contracts have been designed by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC").

  The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin", are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "mark to the market". At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

  The Fund deals in financial futures contracts based on a long-term municipal bond index developed by the Chicago Board of Trade ("CBT") and The Bond Buyer (the "Municipal Bond Index"). The Municipal Bond Index is comprised of 40 tax-exempt municipal revenue and general obligation bonds. Each bond included in the Municipal Bond Index must be rated A or higher by Moody's or Standard & Poor's and must have a remaining maturity of 19 years or more. Twice a month new issues satisfying the eligibility requirements are added to, and an equal number of old issues are deleted from, the Municipal Bond Index. The value of the Municipal Bond Index is computed daily according to a formula based on the price of each bond in the Municipal Bond Index, as evaluated by six dealer-to-dealer brokers.

  The Municipal Bond Index futures contract is traded only on the CBT. Like other contract markets, the CBT assures performance under futures contracts through a clearing corporation, a nonprofit organization managed by the exchange membership which is also responsible for handling daily accounting of deposits or withdrawals of margin.

  As described in the Prospectus, the Fund may purchase and sell financial futures contracts on U.S. Government securities as a hedge against adverse changes in interest rates as described below. With respect to U.S. Government securities, currently there are financial futures contracts based on long-term U.S. Treasury bonds, Treasury notes, Government National Mortgage Association ("GNMA") Certificates and three-month U.S. Treasury bills. The Fund may purchase and write call and put options on futures contracts on U.S. Government securities in connection with its hedging strategies.

  Subject to policies adopted by the Trustees, the Fund also may engage in other futures contracts transactions such as futures contracts on other municipal bond indexes which may become available if the Manager and the Trustees of the Trust should determine that there is normally a sufficient correlation between the prices of such futures contracts and the Municipal Bonds in which the Fund invests to make such hedging appropriate.

  Futures Strategies. The Fund may sell a financial futures contract (i.e., assume a short position) in anticipation of a decline in the value of its investments in Municipal Bonds resulting from an increase in interest rates or otherwise. The risk of decline could be reduced without employing futures as a hedge by selling such Municipal Bonds and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and typically would reduce the average yield of the Fund's portfolio securities as a result of the shortening of maturities. The sale of futures contracts provides an alternative means of hedging against declines in the value of its investments in Municipal Bonds. As such values decline, the value of the Fund's positions in the futures contracts will tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Fund's Municipal Bond investments which are being hedged. While the Fund will incur commission expenses in selling and closing out futures positions, commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of Municipal Bonds. In addition, the ability of the Fund to trade in the standardized contracts available in the futures markets may offer a more effective defensive position than a program to reduce the average maturity of the portfolio securities due to the unique and varied credit and technical characteristics of the municipal debt instruments available to the Fund. Employing futures as a hedge also may permit the Fund to assume a defensive posture without reducing the yield on its investments beyond any amounts required to engage in futures trading.

  When the Fund intends to purchase Municipal Bonds, the Fund may purchase futures contracts as a hedge against any increase in the cost of such Municipal Bonds resulting from a decrease in interest rates or otherwise, that may occur before such purchases can be effected. Subject to the degree of correlation between the Municipal Bonds and the futures contracts, subsequent increases in the cost of Municipal Bonds should be reflected in the value of the futures held by the Fund. As such purchases are made, an equivalent amount of futures contracts will be closed out. Due to changing market conditions and interest rate forecasts, however, a futures position may be terminated without a corresponding purchase of portfolio securities.

  Call Options on Futures Contracts. The Fund may also purchase and sell exchange traded call and put options on financial futures contracts on U.S. Government securities. The purchase of a call option on a futures contract is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. Like the purchase of a futures contract, the Fund will purchase a call option on a futures contract to hedge against a market advance when the Fund is not fully invested.

  The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings.

  Put Options on Futures Contracts. The purchase of a put option on a futures contract is analogous to the purchase of a protective put option on portfolio securities. The Fund will purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates.

  The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of Municipal Bonds which the Fund intends to purchase.

  The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option will be included in initial margin. The writing of an option on a futures contract involves risks similar to those relating to futures contracts.

                               ----------------

  The Trust has received an order from the Securities and Exchange Commission (the "Commission") exempting it from the provisions of Section 17(f) and
Section 18(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), in connection with its strategy of investing in futures contracts.
Section 17(f) relates to the custody of securities and other assets of an investment company and may be deemed to prohibit certain arrangements between the Fund and commodities brokers with respect to initial and variation margin.
Section 18(f) of the 1940 Act prohibits an open-end investment company such as the Trust from issuing a "senior security" other than a borrowing from a bank. The staff of the Commission has in the past indicated that a futures contract may be a "senior security" under the 1940 Act.

  Restrictions on Use of Futures Transactions. Regulations of the CFTC applicable to the Fund require that all of the Fund's futures transactions constitute bona fide hedging transactions and that the Fund purchase and sell futures contracts and options thereon (i) for bona fide hedging purposes, and
(ii) for non-hedging purposes, if the aggregate initial margin and premiums required to establish positions in such contracts and options does not exceed 5% of the liquidation value of the Fund's portfolio assets after taking into account unrealized profits and unrealized losses on any such contracts and options. (However, the Fund intends to engage in options and futures transactions only for hedging purposes.) Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

  When the Fund purchases futures contracts or a call option with respect thereto or writes a put option on a futures contract, an amount of cash, cash equivalents or short-term high-grade fixed income securities will be deposited in a segregated account with the Fund's custodian so that the amount so segregated, plus the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contract, thereby ensuring that the use of such futures is unleveraged.

  Risk Factors in Futures Transactions and Options. Investment in futures contracts involves the risk of imperfect correlation between movements in the price of the futures contract and the price of the security being hedged. The hedge will not be fully effective when there is imperfect correlation between the movements in the prices of two financial instruments. For example, if the price of the futures contract moves more than the price of the hedged security, the Fund will experience either a loss or gain on the futures contract which is not completely offset by movements in the price of the hedged securities. To compensate for imperfect correlations, the Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, the Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts.

  The particular municipal bonds comprising the index underlying the Municipal Bond Index financial futures contract may vary from the bonds held by the Fund. As a result, the Fund's ability to hedge effectively all or a portion of the value of its Municipal Bonds through the use of such financial futures contracts will depend in part on the degree to which price movements in the index underlying the financial futures contract correlate with the price movements of the Municipal Bonds held by the Fund. The correlation may be affected by disparities in the average maturity, ratings, geographical mix or structure of the Fund's investments as compared to those comprising the Municipal Bond Index, and general economic or political factors. In addition, the correlation between movements in the value of the Municipal Bond Index may be subject to change over time as additions to and deletions from the Municipal Bond Index alter its structure. The correlation between futures contracts on U.S. Government securities and the Municipal Bonds held by the Fund may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such futures contracts and the prices of Municipal Bonds held by the Fund may be greater.

  The Fund expects to liquidate a majority of the futures contracts it enters into through offsetting transactions on the applicable contract market. There can be no assurance, however, that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close out a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In such situations, if the Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close out futures positions also could have an adverse impact on the Fund's ability to hedge effectively its investments in Municipal Bonds. The Fund will enter into a futures position only if, in the judgment of the Manager, there appears to be an actively traded secondary market for such futures contracts.

  The successful use of transactions in futures and related options also depends on the ability of the Manager to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent interest rates remain stable during the period in which a futures contract or option is held by the Fund or such rates move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

  Because of low initial margin deposits made upon the opening of a futures position, futures transactions involve substantial leverage. As a result, relatively small movements in the price of the futures contracts can result in substantial unrealized gains or losses. Because the Fund will engage in the purchase and sale of futures contracts solely for hedging purposes, however, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset in whole or in part by increases in the value of securities held by the Fund or decreases in the price of securities the Fund intends to acquire.

  The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option on a futures contract also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

  Municipal Bond Index futures contracts were approved for trading in 1986. Trading in such futures contracts may tend to be less liquid than trading in other futures contracts. The trading of futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.

                            INVESTMENT RESTRICTIONS

  The Fund has adopted a number of fundamental and non-fundamental restrictions and policies relating to the investment of its assets and its activities. The fundamental policies set forth below may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the Fund's shares present at a meeting at which more than 50% of the outstanding shares of the Fund are represented or (ii) more than 50% of the Fund's outstanding shares). The Fund may not:

    1. Make any investment inconsistent with the Fund's classification as a diversified company under the Investment Company Act.

    2. Invest more than 25% of its assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities). For purposes of this restriction, states, municipalities and their political subdivisions are not considered part of any industry.

    3. Make investments for the purpose of exercising control or management.

    4. Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

    5. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time.

    6. Issue senior securities to the extent such issuance would violate applicable law.

    7. Borrow money, except that (i) the Fund may borrow from banks (as defined in the 1940 Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

    8. Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act"), in selling portfolio securities.

    9. Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

  Under the non-fundamental investment restrictions, the Fund may not:

    a. Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law.

    b. Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The Fund currently does not intend to engage in short sales, except short sales "against the box".

    c. Invest in securities which cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its total assets would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Board of Trustees of the Trust has otherwise determined to be liquid pursuant to applicable law. Notwithstanding the 15% limitation herein, to the extent the laws of any state in which the Fund's shares are registered or qualified for sale require a lower limitation, the Fund will observe such limitation. As of the date hereof, therefore, the Fund will not invest more than 10% of its total assets in securities which are subject to this investment restriction (c).

    d. Invest in warrants if, at the time of acquisition, its investments in warrants, valued at the lower of cost or market value, would exceed 5% of the Fund's net assets; included within such limitation, but not to exceed 2% of the Fund's net assets, are warrants which are not listed on the New York Stock Exchange or American Stock Exchange or a major foreign exchange. For purposes of this restriction, warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

    e. Invest in securities of companies having a record, together with predecessors, of less than three years of continuous operation, if more than 5% of the Fund's total assets would be invested in such securities. This restriction shall not apply to mortgage-backed securities, asset-backed securities or obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

    f. Purchase or retain the securities of any issuer, if those individual officers and trustees of the Trust, the officers and general partner of the Manager, the directors of such general partner or the officers and directors of any subsidiary thereof each owning beneficially more than one-half of one percent of the securities of such issuer own in the aggregate more than 5% of the securities of such issuer.

    g. Invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or development programs, except that the Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities.

    h. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time.

    i. Notwithstanding fundamental investment restriction (7) above, borrow amounts in excess of 20% of its total assets taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes.

  In addition, to comply with tax requirements for qualification as a "regulated investment company", the Fund's investments will be limited in a manner such that, at the close of each quarter of each fiscal year, (a) no more than 25% of the Fund's total assets are invested in the securities of a single issuer, and (b) with regard to at least 50% of the Fund's total assets, no more than 5% of its total assets are invested in the securities of a single issuer. [For purposes of this restriction, the Fund will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member and each public authority which issues securities on behalf of a private entity as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer.] These tax-related limitations may be changed by the Trustees of the Trust to the extent necessary to comply with changes to the Federal tax requirements.

  Because of the affiliation of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") with the Trust, the Trust is prohibited from engaging in certain transactions involving such firm or its affiliates except pursuant to a permissive order or otherwise in compliance with the provisions of the 1940 Act and the rules and regulations thereunder. Included among such restricted transactions are purchases from or sales to Merrill Lynch of securities in transactions in which it acts as principal and purchases of securities from underwriting syndicates of which Merrill Lynch is a member. See "Portfolio Transactions". An exemptive order has been obtained which permits the Trust to effect principal transactions with Merrill Lynch in high quality, short-term, tax-exempt securities subject to conditions set forth in such order.

                            MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

  Information about the Trustees, executive officers and the portfolio manager of the Trust, including their ages and their principal occupations for at least the last five years, is set forth below. Unless otherwise noted, the address of each Trustee and executive officer is P.O. Box 9011, Princeton, New Jersey 08543-9011.

  Arthur Zeikel (63)--President and Trustee(1)(2)--President of the Manager (which term, as used herein, includes the Manager's corporate predecessors) since 1977; President of MLAM (which term, as used herein, includes MLAM's corporate predecessors) since 1977 and Chief Investment Officer thereof since 1976; President and Director of Princeton Services, Inc. ("Princeton Services") since 1993; Executive Vice President of Merrill Lynch & Co., Inc. ("ML&Co.") since 1990; Director of Merrill Lynch Funds Distributor, Inc. ("MLFD" or the "Distributor").

  James H. Bodurtha (51)--Trustee(2)--124 Long Pond Road, Plymouth, Massachusetts 02360. Chairman and Chief Executive Officer, China Enterprise Management Corporation since 1993; Chairman, Berkshire Corporation since 1980; Partner, Squire, Sanders & Dempsey from 1980 to 1993.

  Herbert I. London (56)--Trustee(2)--113-115 University Place, New York, New York 10003. John M. Olin Professor of Humanities, New York University since 1993 and Professor thereof since 1980; Dean, Gallatin Division of New York University from 1978 to 1993; Distinguished Fellow, Herman Kahn Chair, Hudson Institute from 1984 to 1985; Director, Damon Corporation since 1991; Overseer, Center for Naval Analyses from 1983 to 1993.

  Robert R. Martin (68)--Trustee(2)--513 Grand Hill, St. Paul, Minnesota 55102. Director, WTC Industries, Inc. since 1994 and Chairman thereof in 1994; Chairman and Chief Executive Officer, Kinnard Investments, Inc. from 1990 to 1993; Executive Vice President, Dain Bosworth from 1974 to 1989; Director, Carnegie Capital Management from 1977 to 1985 and Chairman thereof in 1979; Director, Securities Industry Association from 1981 to 1982 and Public Securities Association from 1979 to 1980; Trustee, Northland College since 1992.

  Joseph L. May (66)--Trustee(2)--424 Church Street, Suite 2000, Nashville, Tennessee 37219. Attorney in private practice since 1984; President, May and Athens Hosiery Mills Division, Wayne-Gossard Corporation from 1954 to 1983; Vice President, Wayne-Gossard Corporation from 1972 to 1983; Chairman, The May Corporation (personal holding company) from 1972 to 1983; Director, Signal Apparel Co. from 1972 to 1989.

  Andre F. Perold (43)--Trustee(2)--Morgan Hall, Soldiers Field, Boston, Massachusetts 02163. Professor, Harvard Business School since 1989 and Associate Professor from 1983 to 1989; Trustee, The Common Fund, since 1989; Director, Quantec Limited since 1991 and Teknekron Software Systems since 1994.

  Terry K. Glenn (55)--Executive Vice President(1)(2)--Executive Vice President of the Manager and MLAM since 1983; Executive Vice President and Director of Princeton Services since 1993; President of MLFD since 1986 and Director thereof since 1991.

  Vincent R. Giordano (51)--Vice President(1)(2)--Portfolio Manager of the Manager and MLAM since 1977 and Senior Vice President of the Manager and MLAM since 1984; Vice President of MLAM from 1980 to 1984; Senior Vice President of Princeton Services since 1993.

  Kenneth A. Jacob (44)--Vice President(1)(2)--Vice President of the Manager and MLAM since 1984.

  Roberto Roffo (30)--Portfolio Manager(1)(2)--Vice President of MLAM since 1996 and a Portfolio Manager thereof since 1992; prior thereto, employee of State Street Bank and Trust Company from 1989 to 1992.

  Donald C. Burke (35)--Vice President(1)(2)--Vice President and Director of Taxation of MLAM since 1990; Employee of Deloitte & Touche LLP from 1982 to 1990.

  Gerald M. Richard (46)--Treasurer(1)(2)--Senior Vice President and Treasurer of the Manager and MLAM since 1984; Senior Vice President and Treasurer of Princeton Services since 1993; Treasurer of MLFD since 1984 and Vice President thereof since 1981.

  Jerry Weiss (37)--Secretary(1)(2)--Vice President of MLAM since 1990; Attorney in private practice from 1982 to 1990.
--------
(1) Interested person, as defined in the 1940 Act, of the Trust.
(2) Such Trustee or officer is a director or officer of certain other investment companies for which the Manager or MLAM acts as investment adviser or manager.

  At January 1, 1996, the Trustees and officers of the Trust as a group (12 persons) owned an aggregate of less than 1% of the outstanding shares of Common Stock of ML & Co. and owned an aggregate of less than 1% of the outstanding shares of the Fund.

COMPENSATION OF TRUSTEES

  The Trust pays each Trustee not affiliated with the Manager a fee of $10,000 per year plus $1,000 per meeting attended. The Trust also compensates members of its Audit and Nominating Committee, which consists of all the non-affiliated Trustees, a fee of $2,000 per year plus $500 per meeting attended. The Trust reimburses each unaffiliated Trustee for his out-of-pocket expenses relating to attendance at Board and committee meetings. The fees and expenses of the Trustees are allocated to the respective series of the Trust on the basis of asset size. For the year ended September 30, 1995, fees and expenses paid to the non-affiliated Trustees and allocated to the Fund aggregated $30,885.

  The following table sets forth for the fiscal year ended September 30, 1995, compensation paid by the Fund to the non-affiliated Trustees, and for the calendar year ended December 31, 1995, the aggregate compensation paid by all investment companies (including the Fund) advised by FAM and its affiliate, MLAM ("FAM/MLAM Advised Funds"), to the non-affiliated Trustees:

                                                              TOTAL COMPENSATION
                                              PENSION OR        FROM FUND AND
                              AGGREGATE   RETIREMENT BENEFITS  FAM/MLAM ADVISED
 AME OFN                     COMPENSATION   ACCRUED AS PART     FUNDS PAID TO
 RUSTEET                     FROM FUND(1)   OF FUND EXPENSE      TRUSTEES(2)
-------                      ------------ ------------------- ------------------
 James H. Bodurtha..........  $1,766.56          None              $157,500*
 Herbert I. London..........   6,030.59          None               157,500
 Robert R. Martin...........   6,030.59          None               157,500
 Joseph L. May..............   6,030.59          None               157,500
 Andre F. Perold............   6,030.59          None               157,500

--------

* $157,500 represents the amount Mr. Bodurtha would have received if he had been a Trustee for the entire calendar year ended December 31, 1995. Mr. Bodurtha was elected to the Trust's Board of Trustees effective June 23, 1995.

(/1/)Includes the September 1995 Board of Trustees meeting, which was rescheduled for October 13, 1995.

(/2/In)addition to the Trust, the Trustees serve on the boards of other
    FAM/MLAM Advised Funds as follows: Mr. Bodurtha (46 funds); Mr. London (46 funds); Mr. Martin (46 funds); Mr. May (46 funds); and Mr. Perold (46 funds). For purposes of this table, each series of a series investment company, including the Trust, is treated as a separate fund.

MANAGEMENT AND ADVISORY ARRANGEMENTS

  Reference is made to "Management of the Trust--Management and Advisory Arrangements" in the Prospectus for certain information concerning the management and advisory arrangements of the Trust.

  Securities may be held by, or be appropriate investments for, the Fund as well as other funds or investment advisory clients of the Manager or MLAM. Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Fund or other funds for which they act as manager or for their advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Manager or MLAM during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

  The Trust has entered into a Management Agreement on behalf of the Fund (the "Management Agreement") with the Manager pursuant to which the Manager receives for its services to the Fund monthly compensation at the annual rate of 0.55% of the average daily net assets of the Fund. As discussed in the Prospectus, effective December 23, 1987, the Manager has voluntarily agreed to waive the amount of compensation set forth in the Management Agreement and instead has agreed to receive from the Fund a monthly fee based upon the average daily net assets of the Fund at the following annual rates: 0.55% of the average daily net assets not exceeding $500 million; 0.525% of the average daily net assets exceeding $500 million but not exceeding $1.0 billion and 0.50% of the average daily net assets exceeding $1.0 billion. For the years ended September 30, 1993, 1994 and 1995, the total advisory fees paid by the Fund to the Manager aggregated $3,744,878, $3,999,719 and $3,363,913, respectively.

  California imposes limitations on the expenses of the Fund. At the date of this Statement of Additional Information, these annual expense limitations require that the Manager reimburse the Fund in an amount necessary to prevent the aggregate ordinary operating expenses (excluding taxes, brokerage fees and commissions, distribution fees and extraordinary charges such as litigation costs) from exceeding in any fiscal year 2.5% of the Fund's first $30,000,000 of average daily net assets, 2.0% of the next $70,000,000 of average daily net assets and 1.5% of the remaining average daily net assets. The Manager's obligation to reimburse the Fund is limited to the amount of the management fee. Expenses not covered by this limitation are interest, taxes, brokerage commissions and other items such as extraordinary legal expenses. No fee payment will be made to the Manager during any fiscal year which will cause such expenses to exceed expense limitations at the time of such payment. No fee reimbursements were made during the years ended September 30, 1993, 1994 and 1995 pursuant to these operating expense limitations.

  The Management Agreement obligates the Manager to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Trust connected with investment and economic research, trading and investment management of the Trust, as well as the fees of all Trustees of the Trust who are affiliated persons of ML & Co. or any of its affiliates. The Fund pays all other expenses incurred in its operation and a portion of the Trust's general administrative expenses allocated on the basis of the asset size of the respective series of the Trust ("Series"). Expenses that will be borne directly by the Series include redemption expenses, expenses of portfolio transactions, expenses of registering the shares under federal and state securities laws, pricing costs (including the daily calculation of net asset value), expenses of printing shareholder reports, prospectuses and statements of additional information (except to the extent paid by the Distributor as described below), fees for legal and auditing services, Commission fees, interest, certain taxes, and other expenses attributable to a particular Series. Expenses which will be allocated on the basis of asset size of the respective Series include fees and expenses of unaffiliated Trustees, state franchise taxes, costs of printing proxies and other expenses relating to shareholder meetings, and other expenses properly payable by the Trust. The organizational expenses of the Trust were paid by the Trust, and if additional Series are added to the Trust, the organizational expenses will be allocated among the Series in a manner deemed equitable by the Trustees. Depending upon the nature of a lawsuit, litigation costs may be assessed to the specific Series to which the lawsuit relates or allocated on the basis of the asset size of the respective Series. The Trustees have determined that this is an appropriate method of allocation of expenses. Accounting services are provided to the Trust by the Manager and the Trust reimburses the Manager for its costs in connection with such services. For the fiscal year ended September 30, 1995, the Trust paid the Manager $100,952 for such services. As required by the Fund's distribution agreements, the Distributor will pay the promotional expenses of the Fund incurred in connection with the offering of shares of the Fund. Certain expenses in connection with the account maintenance and distribution of Class B and Class
C shares will be financed by the Trust pursuant to the Distribution Plans in compliance with Rule 12b-1 under the 1940 Act. See "Purchase of Shares-- Deferred Sales Charge Alternatives--Class B and Class C Shares--Distribution Plans".

  The Manager is a limited partnership, the partners of which are ML & Co. and Princeton Services. ML & Co. and Princeton Services are "controlling persons" of the Manager as defined under the 1940 Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies.

  Duration and Termination. Unless earlier terminated as described herein, the Management Agreement will remain in effect from year to year if approved annually (a) by the Trustees of the Trust or by a majority of the outstanding shares of the Fund and (b) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the 1940 Act) of any such party. Such contracts are not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by vote of the shareholders of the Fund.

                              PURCHASE OF SHARES

  Reference is made to "Purchase of Shares" in the Prospectus for certain information as to the purchase of Fund shares.

ALTERNATIVE SALES ARRANGEMENTS

  The Fund issues four classes of shares under the Merrill Lynch Select Pricing SM System: shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Each Class A, Class B, Class C and Class D share of the Fund represents identical interests in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees, and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid. Each class has different exchange privileges. See "Shareholder Services--Exchange Privilege".

  The Merrill Lynch Select Pricing SM System is used by more than 50 mutual funds advised by MLAM or its affiliate, the Manager. Funds advised by MLAM or the Manager are referred to herein as "MLAM-advised mutual funds".

  The Fund has entered into four separate distribution agreements with the Distributor in connection with the continuous offering of each class of shares of the Fund (the "Distribution Agreements"). The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of each class of shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreements are subject to the same renewal requirements and termination provisions as the Management Agreement described above.

INITIAL SALES CHARGE ALTERNATIVES--CLASS A AND CLASS D SHARES

  The gross sales charges for the sale of Class A shares for the year ended September 30, 1994 were $73,174, of which the Distributor received $7,202 and Merrill Lynch received $65,972. The gross sales charges for the sale of Class A shares for the year ended September 30, 1995 were $10,725, of which the Distributor received $928 and Merrill Lynch received $9,797. The gross sales charges for the sale of Class D shares for the period October 21, 1994 (commencement of operations) to September 30, 1995, were $20,326, of which the Distributor received $1,958 and Merrill Lynch received $18,368.

  The term "purchase", as used in the Prospectus and this Statement of Additional Information in connection with an investment in Class A and Class D shares of the Fund, refers to a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his spouse and their children under the age of 21 years purchasing shares for his or their own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary is involved. The term "purchase" also includes purchases by any "company", as that term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

  Closed-End Fund Investment Option. Class A shares of the Fund and other MLAM-advised mutual funds ("Eligible Class A shares") are offered at net asset value to shareholders of certain closed-end funds advised by the Manager or MLAM who purchased such closed-end fund shares prior to October 21, 1994 (the date the Merrill Lynch Select PricingSM System commenced operations) and wish to reinvest the net proceeds of a sale of their closed-end fund shares of common stock in Eligible Class A shares, if the conditions set forth below are satisfied. Alternatively, closed-end fund shareholders who purchased such shares on or after October 21, 1994 and wish to reinvest the net proceeds from a sale of their closed-end fund shares are offered Class A shares (if eligible to buy Class A shares) or Class D shares of the Fund and other MLAM-advised mutual funds ("Eligible Class D shares"), if the following conditions are met. First, the sale of closed-end fund shares must be made through Merrill Lynch, and the net proceeds therefrom must be immediately reinvested in Eligible Class A or Class D shares. Second the closed-end fund shares must either have been acquired in the initial public offering or be shares representing dividends from shares of common stock acquired in such offering. Third, the closed-end fund shares must have been continuously maintained in a Merrill Lynch securities account. Fourth, there must be a minimum purchase of $250 to be eligible for the investment option. Class A shares of the Fund are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. ("Senior Floating Rate Fund") who wish to reinvest the net proceeds from a sale of certain of their shares of common stock of Senior Floating Rate Fund in shares of the Fund. In order to exercise this investment option, Senior Floating Rate Fund shareholders must sell their Senior Floating Rate Fund shares to the Senior Floating Rate Fund in connection with a tender offer conducted by the Senior Floating Rate Fund and reinvest the proceeds immediately in the Fund. This investment option is available only with respect to the proceeds of Senior Floating Rate Fund shares as to which no Early Withdrawal Charge (as defined in the Senior Floating Rate Fund prospectus) is applicable. Purchase orders from Senior Floating Rate Fund shareholders wishing to exercise this investment option will be accepted only on the day that the related Senior Floating Rate Fund tender offer terminates and will be effected at the net asset value of the Fund on such day. Similarly, Class D shares of the Fund are offered at net asset value to shareholders of either Merrill Lynch Municipal Strategy Fund, Inc., ("Municipal Strategy Fund") or Merrill Lynch High Income Municipal Bond Fund, Inc. ("High Income Municipal Bond Fund") who wish to purchase shares of the Fund with the net proceeds from a sale of certain of their shares of common stock pursuant to a tender offer by Municipal Strategy Fund or by High Income Municipal Bond Fund. This investment option is available only with respect to the proceeds of Municipal Strategy Fund shares as to which no CDSC (as defined in the Municipal Strategy Fund's prospectus) is applicable or to the proceeds of High Income Municipal Bond Fund shares as to which no Early Withdrawal Charge (as defined in the High Income Municipal Bond Fund's prospectus) is applicable.

REDUCED INITIAL SALES CHARGES

  Right of Accumulation. Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of the Fund subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser's combined holdings of all classes of shares of the Fund and of any other investment company with an initial sales charge or a deferred sales charge for which the Distributor acts as the distributor. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser's securities dealer, with sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

  Letter of Intention. Reduced sales charges are applicable to purchases aggregating $25,000 or more of the Class A or Class D shares of the Fund or any other MLAM-advised mutual funds made within a 13-month period starting with the first purchase pursuant to a Letter of Intention in the form provided in the Prospectus. The Letter of Intention is available only to investors whose accounts are maintained at the Fund's Transfer Agent. The Letter of Intention is not available to employee benefit plans for which Merrill Lynch provides plan participant recordkeeping services. The Letter of Intention is not a binding obligation to purchase any amount of Class A or Class D shares; however, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intention may be included under a subsequent Letter of Intention executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class A and Class D shares of the Fund and of other MLAM-advised mutual funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intention, may be included as a credit toward the completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares does not equal the amount stated in the Letter of Intention (minimum of $25,000), the investor will be notified and must pay, within 20 days of the expiration of such Letter, the difference between the sales charge on the Class A or Class D shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class A or Class D shares equal to at least five percent of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intention must be at least five percent of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to the reduced percentage sales charge, but there will be no retroactive reduction of the sales charge on any previous purchase. The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intention will be deducted from the total purchases made under such Letter. An exchange from a MLAM-advised money market fund into the Fund that creates a sales charge will count toward completing a new or existing Letter of Intention from the Fund.

  Employee Access Accounts SM. Class A or Class D shares are offered at net asset value to Employee Access Accounts available through employers that provide employer sponsored retirement or savings plans that are eligible to purchase such shares at net asset value. The initial minimum for such accounts is $500, except that the initial minimum for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.

  TMA SM Managed Trusts. Class A shares are offered to TMA SM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services at net asset value plus a reduced sales charge of 0.50% of the offering price, which is 0.50% of the net amount invested.

  Purchase Privilege of Certain Persons. Trustees of the Trust, members of the Boards of other MLAM-advised investment companies, ML & Co. and its subsidiaries (the term "subsidiaries", when used herein with respect to ML & Co., includes MLAM, FAM and certain other entities directly or indirectly wholly-owned and controlled by ML & Co.) and their directors and employees, and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase Class A shares of the Fund at net asset value.

  Class D shares of the Fund are offered at net asset value, without sales charge, to an investor who has a business relationship with a financial consultant who joined Merrill Lynch from another investment firm within six months prior to the date of purchase by such investor, if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from a redemption of shares of a mutual fund that was sponsored by the financial consultant's previous firm and was subject to a sales charge either at the time of purchase or on a deferred basis; and second, the investor must establish that such redemption had been made within 60 days prior to the investment in the Fund, and the proceeds from the redemption had been maintained in the interim in cash or a money market fund.

  Class D shares of the Fund are also offered at net asset value, without sales charge, to an investor who has a business relationship with a Merrill Lynch financial consultant and who has invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has served as a selected dealer and where Merrill Lynch has either received or given notice that such arrangement will be terminated ("notice"), if the following conditions are satisfied: first, the investor must purchase Class D shares of the Fund with proceeds from a redemption of shares of such other mutual fund and the shares of such other fund were subject to a sales charge either at the time of purchase or on a deferred basis; and second, such purchase of Class D shares must be made within 90 days after such notice.

  Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor who has a business relationship with a Merrill Lynch financial consultant and who has invested in a mutual fund for which Merrill Lynch has not served as a selected dealer if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from the redemption of shares of such other mutual fund and that such shares have been outstanding for a period of no less than six months; and second, such purchase of Class D shares must be made within 60 days after the redemption and the proceeds from the redemption must be maintained in the interim in cash or a money market fund.

  Acquisition of Certain Investment Companies. The public offering price of Class D shares may be reduced to the net asset value per Class D share in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company. The value of the assets or company acquired in a tax-free transaction may be adjusted in appropriate cases to reduce possible adverse tax consequences to the Fund which might result from an acquisition of assets having net unrealized appreciation which is disproportionately higher at the time of acquisition than the realized or unrealized appreciation of the Fund. The issuance of Class D shares for consideration other than cash is limited to bona fide reorganizations, statutory mergers or other acquisitions of portfolio securities which (i) meet the investment objectives and policies of the Fund;
(ii) are acquired for investment and not for resale (subject to the understanding that the disposition of the Fund's portfolio securities shall at all times remain within its control); and (iii) are liquid securities, the value of which is readily ascertainable, which are not restricted as to transfer either by law or liquidity of market (except that the Fund may acquire through such transactions restricted or illiquid securities to the extent the Fund does not exceed the applicable limits on acquisition of such securities set forth under "Investment Objective and Policies" herein).

  Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.

DISTRIBUTION PLANS

  Reference is made to "Purchase of Shares--Distribution Plans" in the Prospectus for certain information with respect to the separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the 1940 Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes.

  Payments of the account maintenance fees and/or distribution fees are subject to the provisions of Rule 12b-1 under the 1940 Act. Among other things, each Distribution Plan provides that the Distributor shall provide and the Trustees shall review quarterly reports of the disbursement of the account maintenance and/or distribution fees paid to the Distributor. In their consideration of each Distribution Plan, the Trustees must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and its Class B shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of Trustees who are not "interested persons" of the Fund, as defined in the 1940 Act (the "Independent Trustees"), shall be committed to the discretion of the Independent Trustees then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the Independent Trustees concluded that there is reasonable likelihood that each Distribution Plan will benefit the Fund and its related class of shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the Independent Trustees or by the vote of the holders of a majority of the outstanding related class of voting securities of the Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders, and all material amendments are required to be approved by the vote of Trustees, including a majority of the Independent Trustees who have no direct or indirect financial interest in the Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of the Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of the Distribution Plan or such report, the first two years in an easily accessible place.

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES

  The maximum sales charge rule in the Rules of Fair Practice of the National Association of Securities Dealers, Inc. ("NASD") imposes a limitation on certain asset-based sales charges such as the distribution fee and the contingent deferred sales charge ("CDSC") borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares, and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.

  The following table sets forth comparative information as of September 30, 1995 with respect to the Class B and Class C shares of the Fund indicating the maximum allowable payments that can be made under the NASD maximum sales charge rule and, with respect to the Class B shares, the Distributor's voluntary maximum for Class B shares for the period November 1, 1985 (commencement of operations) to September 30, 1995.

                                              DATA CALCULATED AS OF SEPTEMBER 30, 1995
                         -----------------------------------------------------------------------------------
                                                           (IN THOUSANDS)
                                                                                                   ANNUAL
                                                                                                DISTRIBUTION
                                        ALLOWABLE  ALLOWABLE              AMOUNTS                  FEE AT
                                        AGGREGATE INTEREST ON MAXIMUM    PREVIOUSLY   AGGREGATE   CURRENT
                         ELIGIBLE GROSS   SALES     UNPAID     AMOUNT     PAID TO      UNPAID    NET ASSET
CLASS B SHARES              SALES(1)     CHARGE   BALANCE(2)  PAYABLE  DISTRIBUTOR(3)  BALANCE    LEVEL(4)
--------------           -------------- --------- ----------- -------- -------------- --------- ------------
Under NASD Rule as
 Adopted................   $1,370,703    $85,669    $62,549   $148,218    $28,490     $119,728     $1,412
Under Distributor's
 Voluntary Waiver.......   $1,370,703    $85,669    $ 6,854   $ 92,523    $28,490     $ 64,033     $1,412
CLASS C
-------
Under NASD Rule as
 Adopted................   $    3,535    $   221    $     9   $    230    $     5     $    225     $   12

--------

(1) Purchase price of all eligible Class B shares sold since November 1, 1985 (commencement of operations) other than shares acquired through dividend reinvestment and the exchange privilege. Purchase price of all eligible Class C shares sold since October 21, 1994 (commencement of operations) other than shares acquired through dividend reinvestment and the exchange privilege.
(2) Interest is computed on a monthly basis based upon the prime rate, as reported in The Wall Street Journal, plus 1.0%, as permitted under the NASD Rule.
(3) Consists of CDSC payments, distribution fee payments and accruals. Of the distribution fee payments made prior to July 6, 1993 under the distribution plan in effect at that time, at the .50% rate, .25% of average daily net assets has been treated as a distribution fee and .25% of average daily net assets has been deemed to have been a service fee and not subject to the NASD maximum sales charge rule.

(4) Provided to illustrate the extent to which the current level of distribution fee payments (not including any CDSC payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach either the voluntary maximum (with respect to Class B shares) or the NASD maximum (with respect to Class B and Class C shares).

                             REDEMPTION OF SHARES

  Reference is made to "Redemption of Shares" in the Prospectus for certain information as to the redemption and repurchase of Fund shares.

  The right to redeem shares or to receive payment with respect to any such redemption may be suspended only for any period during which trading on the New York Stock Exchange is restricted as determined by the Commission or such Exchange is closed (other than customary weekend and holiday closings), for any period during which an emergency exists as defined by the Commission as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

DEFERRED SALES CHARGES--CLASS B AND CLASS C SHARES

  As discussed in the Prospectus under "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares", while Class B shares redeemed within four years of purchase are subject to a CDSC under most circumstances, the charge is waived on redemptions of Class B shares following the death or disability of a Class B shareholder. Redemptions for which the waiver applies are any partial or complete redemption following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a Class B shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability. For the years ended September 30, 1993, 1994 and 1995, the Distributor received CDSCs with respect to Class B shares of $622,557, $692,305 and $873,699, respectively, with respect to redemptions of Class B shares, all of which was paid to Merrill Lynch.

  For the period October 21, 1994 (commencement of operations) to September 30, 1995, the Distributor received CDSCs of $56 with respect to redemptions of Class C shares, all of which were paid to Merrill Lynch.

  The CDSC is also waived for any Class B shares that were acquired and held at the time of redemption by Employee Access Accounts available through employers that provide Eligible 401(k) Plans. The initial minimum for such accounts of $500, except that the initial minimum for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.

                             PORTFOLIO TRANSACTIONS

  Reference is made to "Investment Objective and Policies--Other Investment Policies and Practices" in the Prospectus.

  Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless such trading is permitted by an exemptive order issued by the Commission. Since over-the-counter transactions are usually principal transactions, affiliated persons of the Fund, including Merrill Lynch, may not serve as dealer in connection with transactions with the Fund, absent an exemptive order from the Commission. The Trust has obtained an exemptive order permitting it to engage in certain principal transactions with Merrill Lynch involving high quality short-term Municipal Bonds subject to certain conditions. During the years ended September 30, 1994 and 1995, the Fund engaged in no transactions pursuant to such order. The Trust has applied for an exemptive order, subject to certain conditions, permitting the Trust to, among other things, (i) purchase investment grade tax-exempt securities from Merrill Lynch when Merrill Lynch is a member of an underwriting syndicate for such securities and (ii) purchase tax-exempt securities from and sell tax-exempt securities to Merrill Lynch in secondary market transactions. An affiliated person of the Fund may serve as its broker in over-the-counter transactions conducted on an agency basis. Certain court decisions have raised questions as to the extent to which investment companies should seek exemptions under the 1940 Act in order to seek to recapture underwriting and dealer spreads from affiliated entities. The Trustees have considered all factors deemed relevant, and have made a determination not to seek such recapture at this time. The Trustees will reconsider this matter from time to time.

  As a non-fundamental restriction, the Trust will prohibit the purchase or retention by the Fund of the securities of any issuer if the officers and/or trustees of the Trust, the officers and general partner of the Manager, the directors of such general partner or the officers and directors of any subsidiary thereof each owning beneficially more than one-half of one percent of the securities of such issuer own in the aggregate more than five percent of the securities of that issuer. In addition, under the 1940 Act, the Fund may not purchase securities from any underwriting syndicate of which Merrill Lynch is a member except pursuant to an exemptive order or rules adopted by the Commission. Rule 10f-3 under the 1940 Act sets forth conditions under which the Fund may purchase municipal bonds in such transactions. The rule sets forth requirements relating to, among other things, the terms of an issue of municipal bonds purchased by the Fund, the amount of municipal bonds which may be purchased in any one issue and the assets of the Fund which may be invested in a particular issue. As indicated above, the Trust has applied for a conditional exemption from these restrictions.

  The Fund does not expect to use any particular dealer in the execution of transactions but, subject to obtaining the best net results, dealers who provide supplemental investment research (such as information concerning tax-exempt securities, economic data and market forecasts) to the Manager may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Manager under its Management Agreement and the expense of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information.

  The Trust has no obligation to deal with any broker in the execution of transactions for the Fund's portfolio securities. In addition, consistent with the Rules of Fair Practice of the NASD and policies established by the Trustees of the Trust, the Manager may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund.

  For the year ended September 30, 1994, the Fund paid no brokerage commissions. For the year ended September 30, 1995, the Fund paid brokerage commissions of $89,130.

  Generally, the Fund does not purchase securities for short-term trading profits. However, the Fund may dispose of securities without regard to the time they have been held when such action, for defensive or other reasons, appears advisable to its Manager. As a result of the investment policies described in the Prospectus, under certain market conditions the Fund's portfolio turnover may be higher than that of other investment companies; however, it is extremely difficult to predict portfolio turnover rates with any degree of accuracy. Higher portfolio turnover may contribute to higher transactional costs and negative tax consequences, such as an increase in capital gain dividends or in ordinary income dividends of accrued market discount, as well as greater difficulty meeting the requirement for qualifications as a regulated investment company that less than 30% of its gross income be derived from the sale or other disposition of securities held for less than three months. See "Distribution and Taxes" on page 43. (The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded.) The portfolio turnover rates for the years ended September 30, 1994 and 1995 were 107.96% and 181.21%, respectively. High portfolio turnover involves correspondingly higher transaction costs in the form of dealer spread and brokerage commissions, which are borne directly by the Fund. Such turnover also has certain tax consequences of the Fund. See "Distributions and Taxes".

  Section 11(a) of the Securities Exchange Act of 1934, as amended, generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts which they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement setting forth the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund and annual statements as to aggregate compensation will be provided to the Fund.

                        DETERMINATION OF NET ASSET VALUE

  The net asset value of the shares of all classes of the Fund is determined by the Manager once daily, Monday through Friday, 15 minutes after the close of business on the New York Stock Exchange (generally, 4:00 P.M., New York time), on each day during which the New York Stock Exchange is open for trading. The New York Stock Exchange is not open on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per share is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets minus all liabilities by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the fees payable to the Manager and any account maintenance and/or distribution fees, are accrued daily. The per share net asset value of the Class B, Class C and Class D shares generally will be lower than the per share net asset value of the Class A shares, reflecting the higher daily expense accruals of the account maintenance, distribution and transfer agency fees applicable with respect to the Class B and Class C shares and the daily expense accruals of the account maintenance fees applicable with respect to the Class D shares; moreover the per share net asset value of Class B and Class C shares generally will be lower than the per share net asset value of Class D shares reflecting the daily expense accruals of the distribution fees and higher transfer agency fees applicable with respect to Class B and Class C shares of the Fund. It is expected, however, that the per share net asset value of the four classes eventually will tend to converge (although not necessarily meet) immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differentials between the classes.

  The Municipal Bonds and other portfolio securities in which the Fund invests are traded primarily in over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. One bond is the "yield equivalent" of another bond when, taking into account market price, maturity, coupon rate, credit rating and ultimate return of principal, both bonds will theoretically produce an equivalent return to the bondholder. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with a remaining maturity of 60 days or less are valued on an amortized cost basis which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

                              SHAREHOLDER SERVICES

  The Trust offers a number of shareholder services described below which are designed to facilitate investment in shares of the Fund. Full details as to each of such services and copies of the various plans described below can be obtained from the Trust, the Distributor or Merrill Lynch.

INVESTMENT ACCOUNT

  Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gain distributions. The statements will also show any other activity in the account since the preceding statement. Shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gains distributions. A shareholder may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent.

  Share certificates are issued only for full shares and only upon the specific request of a shareholder who has an Investment Account. Issuance of certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the Transfer Agent.

  Shareholders considering transferring their Class A or Class D shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the Transfer Agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the Transfer Agent. If the new brokerage firm is willing to accommodate the shareholder in this manner, the shareholder must request that he or she be issued certificates for his or her shares, and then must turn the certificates over to the new firm for reregistration as described in the preceding sentence.

AUTOMATIC INVESTMENT PLANS

  A shareholder may make additions to an Investment Account at any time by purchasing Class A shares (if he or she is an eligible Class A investor as described in the Prospectus) or Class B, Class C or Class D shares at the applicable public offering price either through the shareholder's securities dealer, or by mail directly to the Transfer Agent, acting as agent for such securities dealer. Voluntary accumulation also can be made through a service known as the Fund's Automatic Investment Plan whereby the Fund is authorized through pre-authorized checks or automated clearing house debits of $50 or more to charge the regular bank account of the shareholder on a regular basis to provide systematic additions to the Investment Account of such shareholder. The Fund's Automatic Investment Plan is not available to shareholders whose shares are held in brokerage accounts with Merrill Lynch. Alternatively, investors who maintain CMA (R) or CBA (R) accounts may arrange to have periodic investments made in the Fund, in their CMA (R) or CBA (R) accounts or in certain related accounts in amounts of $100 or more through the CMA (R)/CBA (R) Automated Investment Program.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

  Unless specific instructions are given as to the method of payment of dividends and capital gains distributions, dividends and distributions will be reinvested automatically in additional shares of the Fund. Such reinvestment will be at the net asset value of shares of the Fund as of the close of business on the monthly payment date for such dividends and distributions. Shareholders may elect in writing to receive either their income dividends or capital gains distributions, or both, in cash, in which event payment will be mailed or direct deposited on or about the payment date. Cash payments also can be direct deposited to the shareholder's bank account.

  Shareholders may, at any time, notify the Transfer Agent in writing or by telephone (1-800-MER-FUND) that they no longer wish to have their dividends and/or capital gains distributions reinvested in shares of the Fund or vice versa and, commencing ten days after the receipt by the Transfer Agent of such notice, those instructions will be effected.

SYSTEMATIC WITHDRAWAL PLANS--CLASS A AND CLASS D SHARES

  A Class A or Class D shareholder may elect to make systematic withdrawals from an Investment Account in the form of payments by check or through automatic payment by direct deposit to such shareholder's bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders who have acquired Class A or Class D shares of the Fund having a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available for shareholders with Class A or Class D shares with such a value of $10,000 or more.

  At the time of each withdrawal payment, sufficient Class A or Class D shares are redeemed from those on deposit in the shareholder's account to provide the withdrawal payment specified by the shareholder. The shareholder may specify either a dollar amount or a percentage of the value of his Class A or Class D shares. Redemptions will be made at net asset value as determined 15 minutes after the close of business on the New York Stock Exchange (generally, 4:00 P.M., New York time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the Exchange is not open for business on such date, the Class A or Class D shares will be redeemed at the close of business on the following business day. The check for the withdrawal payment will be mailed, or the direct deposit for the withdrawal payment will be made, on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends and distributions on all Class A or Class D shares in the Investment Account are reinvested automatically in the Fund's Class A or Class D shares, respectively. A shareholder's Systematic Withdrawal Plan may be terminated at any time, without charge or penalty, by the shareholder, the Fund, the Transfer Agent or the Distributor. Withdrawal payments should not be considered as dividends, yield or income. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder's original investment may be reduced correspondingly. Purchases of additional Class A or Class D shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Fund will not knowingly accept purchase orders for Class A or Class D shares of the Fund from investors who maintain a Systematic Withdrawal Plan unless such purchase is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. Periodic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.

  Alternatively, a Class A or Class D shareholder whose shares are held within a CMA (R) or CBA (R) Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA (R)/CBA (R) Systematic Redemption Program. The minimum fixed dollar amount redeemable is $25. The proceeds of systematic redemptions will be posted to the shareholder's account five business days after the date the shares are redeemed. Monthly systematic redemptions will be made at net asset value on the first Monday of each month, bimonthly systematic redemptions will be made at net asset value on the first Monday of every other month, and quarterly, semiannual or annual redemptions are made at net asset value on the first Monday of months selected at the shareholder's option. If the first Monday of the month is a holiday, the redemption will be processed at net asset value on the next business day. The CMA (R)/CBA (R) Systematic Redemption Program is not available if Fund shares are being purchased within the account pursuant to the CMA (R)/CBA (R) Automatic Investment Program. For more information on the CMA (R)/CBA (R) Systematic Redemption Program, eligible shareholders should contact their Financial Consultant.

EXCHANGE PRIVILEGE

  Shareholders of each class of shares of the Fund have an exchange privilege with certain other MLAM-advised mutual funds listed below. Under the Merrill Lynch Select Pricing SM System, Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the second fund in his account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second MLAM-advised mutual fund, and the shareholder does not hold Class A shares of the second fund in his account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund. Class B, Class C and Class D shares are exchangeable with shares of the same class of other MLAM-advised mutual funds. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is "tacked" to the holding period of the newly acquired shares of the other fund as more fully described below. Class A, Class B, Class C and Class D shares are also exchangeable for shares of certain MLAM-advised money market funds specifically designated below as available for exchange by holders of Class A, Class B, Class C or Class D shares. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege, and any shares utilized in an exchange must have been held by the shareholder for 15 days. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.

  Exchanges of Class A or Class D shares outstanding ("outstanding Class A or Class D shares") for Class A or Class D shares of other MLAM-advised mutual funds ("new Class A or Class D shares") are transacted on the basis of relative net asset value per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A or Class D shares and the sales charge payable at the time of the exchange on the new Class A or Class D shares. With respect to outstanding Class A or Class D shares as to which previous exchanges have taken place, the "sales charge previously paid" shall include the aggregate of the sales charges paid with respect to such Class A or Class D shares in the initial purchase and any subsequent exchange. Class A or Class D shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class A or Class D shares. For purposes of the exchange privilege, Class A or Class D shares acquired through dividend reinvestment shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class A or Class D shares on which the dividend was paid. Based on this formula, Class A and Class D shares generally may be exchanged into the Class A or Class D shares of the other funds or into shares of the Class A or Class D money market funds without a sales charge.

  In addition, each of the funds with Class B and Class C shares outstanding ("outstanding Class B and Class C shares") offers to exchange its Class B or Class C shares for Class B or Class C shares, respectively, of another MLAM-advised mutual fund ("new Class B or Class C shares") on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares acquired through use of the exchange privilege. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's schedule if such schedule is higher than the CDSC schedule relating to the Class B or Class C shares of the fund from which the exchange has been made. For purposes of computing the sales load that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B or Class C shares is "tacked" to the holding period of the new Class B or Class C shares. For example, an investor may exchange Class B or Class C shares of the Fund for those of Merrill Lynch Special Value Fund, Inc. ("Special Value") after having held the Fund's Class B shares for two and a half years. The 2% CDSC that generally would apply to a redemption would not apply to the exchange. Three years later the investor may decide to redeem the Class B shares of Special Value and receive cash. There will be no CDSC due on this redemption, since by "tacking" the two and a half year holding period of Fund Class B shares to the three-year holding period for the Special Value Class B shares, the investor will be deemed to have held the new Class B shares for more than five years.

  Shareholders also may exchange shares of the Fund into shares of a money market fund advised by the Manager or its affiliates, but the period of time that Class B or Class C shares are held in a Class B or Class C money market fund will not count towards satisfaction of the holding period requirement for purposes of reducing the CDSC or, with respect to Class B shares, towards satisfaction of the conversion period. However, shares of a money market fund which were acquired as a result of an exchange for Class B or Class C shares of a fund may, in turn, be exchanged back into Class B or Class C shares, respectively, of any fund offering such shares, in which event the holding period for Class B or Class C shares of the Fund will be aggregated with previous holding periods for purposes of reducing the CDSC. Thus, for example, an investor may exchange Class B shares of the Fund for shares of Merrill Lynch Institutional Fund, after having held the Fund Class B shares for two and a half years and three years later decide to redeem the shares of Merrill Lynch Institutional Fund for cash. At the time of this redemption, the 2% CDSC that would have been due had the Class B shares of the Fund been redeemed for cash rather than exchanged for shares of Merrill Lynch Institutional Fund will be payable. If, instead of such redemption the shareholder exchanged such shares for Class B shares of a fund which the shareholder continues to hold for an additional two and a half years, any subsequent redemption will not incur a CDSC.

  Set forth below is a description of the investment objectives of the other funds into which exchanges can be made:

Funds Issuing Class A, Class B, Class C and Class D shares:

Merrill Lynch Adjustable Rate
 Securities Fund, Inc. ..............
                                        High current income consistent with a
                                         policy of limiting the degree of
                                         fluctuation in net asset value of fund
                                         shares resulting from movements in
                                         interest rates through investment
                                         primarily in a portfolio of adjustable
                                         rate securities.

Merrill Lynch Americas Income Fund,     A high level of current income,
 Inc. ...............................    consistent with prudent investment
                                         risk, by investing primarily in debt
                                         securities denominated in a currency
                                         of a country located in the Western
                                         Hemisphere (i.e., North and South
                                         America and the surrounding waters).

Merrill Lynch Arizona Limited
 Maturity Municipal Bond Fund........
                                        A portfolio of Merrill Lynch Multi-
                                         State Limited Maturity Municipal
                                         Series Trust, a series fund, whose
                                         objective is to provide as high a
                                         level of income exempt from Federal
                                         and Arizona income taxes as is
                                         consistent with prudent investment
                                         management through investment in a
                                         portfolio primarily of intermediate-
                                         term investment grade Arizona
                                         Municipal Bonds.

Merrill Lynch Arizona Municipal Bond
 Fund................................
                                        A portfolio of Merrill Lynch Multi-
                                         State Municipal Series Trust, a series
                                         fund, whose objective is to provide as
                                         high a level of income exempt from
                                         Federal and Arizona income taxes as is
                                         consistent with prudent investment
                                         management.

Merrill Lynch Arkansas Municipal
 Bond Fund...........................
                                        A portfolio of Merrill Lynch Multi-
                                         State Municipal Series Trust, a series
                                         fund, whose objective is to provide as
                                         high a level of income exempt from
                                         Federal and Arkansas income taxes as
                                         is consistent with prudent investment
                                         management.

Merrill Lynch Asset Growth Fund,        High total investment return,
 Inc. ...............................    consistent with prudent risk, from
                                         investment in United States and
                                         foreign equity, debt and money market
                                         securities the combination of which
                                         will be varied both with respect to
                                         types of securities and markets in
                                         response to changing market and
                                         economic trends.

Merrill Lynch Asset Income Fund,        A high level of current income through
 Inc. ...............................    investment primarily in United States
                                         fixed income securities.

Merrill Lynch Balanced Fund for
 Investment and Retirement, Inc. ....

                                        As high a level of total investment
                                         return as is consistent with a
                                         reasonable and relatively low level of
                                         risk through investment in common
                                         stock and other types of securities,
                                         including fixed income securities and
                                         convertible securities.

Merrill Lynch Basic Value Fund,         Capital appreciation and, secondarily,
 Inc. ...............................    income through investments in
                                         securities, primarily equities, that
                                         are undervalued and therefore
                                         represent basic investment value.

Merrill Lynch California Insured
 Municipal Bond Fund.................
                                        A portfolio of Merrill Lynch California
                                         Municipal Series Trust, a series fund,
                                         whose objective is to provide as high
                                         a level of income exempt from Federal
                                         and California income taxes as is
                                         consistent with prudent investment
                                         management through investment in a
                                         portfolio primarily of insured
                                         California Municipal Bonds.

Merrill Lynch California Limited
 Maturity Municipal Bond Fund........
                                        A portfolio of Merrill Lynch Multi-
                                         State Limited Maturity Municipal
                                         Series Trust, a series fund, whose
                                         objective is to provide as high a
                                         level of income exempt from Federal
                                         and California income taxes as is
                                         consistent with prudent investment
                                         management through investment in a
                                         portfolio primarily of intermediate-
                                         term investment grade California
                                         Municipal Bonds.

Merrill Lynch California Municipal
 Bond Fund...........................
                                        A portfolio of Merrill Lynch California
                                         Municipal Series Trust, a series fund,
                                         whose objective is to provide as high
                                         a level of income exempt from Federal
                                         and California income taxes as is
                                         consistent with prudent investment
                                         management.

Merrill Lynch Capital Fund, Inc......   The highest total investment return
                                         consistent with prudent risk through a
                                         fully managed investment policy
                                         utilizing equity, debt and convertible
                                         securities.

Merrill Lynch Colorado Municipal
 Bond Fund...........................
                                        A portfolio of Merrill Lynch Multi-
                                         State Municipal Series, a series fund,
                                         whose objective is to provide as high
                                         a level of income exempt from Federal
                                         and Colorado income taxes as is
                                         consistent with prudent investment
                                         management.

Merrill Lynch Connecticut Municipal
 Bond Fund...........................
                                        A portfolio of Merrill Lynch Multi-
                                         State Limited Municipal Series Trust,
                                         a series fund, whose objective is to
                                         provide as high a level of income
                                         exempt from Federal and Connecticut
                                         income taxes as is consistent with
                                         prudent investment management.

Merrill Lynch Corporate Bond Fund,
 Inc.................................
                                        Current income from three separate
                                         diversified portfolios of fixed income
                                         securities.

Merrill Lynch Developing Capital
 Markets Fund, Inc...................
                                        Long-term appreciation through
                                         investment in securities, principally
                                         equities, of issuers in countries
                                         having smaller capital markets.

Merrill Lynch Dragon Fund, Inc. .....   Capital appreciation primarily through
                                         investment in equity and debt
                                         securities of issuers domiciled in
                                         developing countries located in Asia
                                         and the Pacific Basin.

Merrill Lynch EuroFund...............   Capital appreciation primarily through
                                         investment in equity securities of
                                         corporations domiciled in Europe.

Merrill Lynch Federal Securities        High current return through investments
 Trust...............................    in U.S. Government and Government
                                         agency securities, including GNMA
                                         mortgage-backed certificates and other
                                         mortgage-backed Government securities.

Merrill Lynch Florida Limited
 Maturity Municipal Bond Fund........
                                        A portfolio of Merrill Lynch Multi-
                                         State Limited Maturity Municipal
                                         Series Trust, a series fund, whose
                                         objective is to provide as high a
                                         level of income exempt from Federal
                                         income taxes as is consistent with
                                         prudent investment management while
                                         serving to offer shareholders the
                                         opportunity to own securities exempt
                                         from Florida intangible
                                        personal property taxes through
                                        investment in a portfolio primarily of
                                        intermediate-term investment grade
                                        Florida Municipal Bonds.

Merrill Lynch Florida Municipal Bond
 Fund................................
                                       A portfolio of Merrill Lynch Multi-
                                        State Municipal Series Trust, a series
                                        fund, whose objective is to provide as
                                        high a level of income exempt from
                                        Federal income taxes as is consistent
                                        with prudent investment management
                                        while seeking to offer shareholders
                                        the opportunity to own securities
                                        exempt from Florida intangible
                                        personal property taxes.

Merrill Lynch Fund For Tomorrow,       Long-term growth through investment in
 Inc.................................   a portfolio of good quality
                                        securities, primarily common stock,
                                        potentially positioned to benefit from
                                        demographic and cultural changes as
                                        they affect consumer markets.

Merrill Lynch Fundamental Growth
 Fund, Inc...........................
                                       Long-term growth through investment in
                                        a diversified portfolio of equity
                                        securities placing particular emphasis
                                        on companies that have exhibited an
                                        above-average growth rate in earnings.

Merrill Lynch Fundamental Value
 Portfolio (available only for
 exchanges by certain individual
 retirement accounts for which
 Merrill Lynch acts as custodian and
 by certain CBA(R) Accounts and
 CMA(R) Sub-Accounts)...........
                                       A portfolio of Merrill Lynch Asset
                                        Builder Program, Inc., a series fund,
                                        whose objective is to provide capital
                                        appreciation and income by investing
                                        in securities, with at least 65% of
                                        the portfolio's assets being invested
                                        in equities.

Merrill Lynch Global Allocation
 Fund, Inc...........................
                                       High total investment return,
                                        consistent with prudent risk, through
                                        a fully managed investment policy
                                        utilizing United States and foreign
                                        equity, debt and money market
                                        securities, the combination of which
                                        will be varied from time to time both
                                        with respect to the types of
                                        securities and markets in response to
                                        changing market and economic trends.

Merrill Lynch Global Bond Fund for
 Investment and Retirement...........
                                       High total investment return from
                                        investment in government and corporate
                                        bonds denominated in various
                                        currencies and multi-national currency
                                        units.

Merrill Lynch Global Convertible
 Fund, Inc...........................
                                        High total return from investment
                                         primarily in an internationally
                                         diversified portfolio of convertible
                                         debt securities, convertible preferred
                                         stock and "synthetic" convertible
                                         securities consisting of a combination
                                         of debt securities or preferred stock
                                         and warrants or options.

Merrill Lynch Global Holdings, Inc.
 (residents of Arizona must meet
 investor suitability standards).....
                                        The highest total investment return
                                         consistent with prudent risk through
                                         worldwide investment in an
                                         internationally diversified portfolio
                                         of securities.

Merrill Lynch Global Opportunity
 Portfolio (available only for
 exchanges by certain individual
 retirement accounts for which
 Merrill Lynch acts as custodian and
 by certain CBA(R) Accounts and
 CMA(R) Sub-Accounts)...........

                                        A portfolio of Merrill Lynch Asset
                                         Builder Program, Inc., a series fund,
                                         whose objective is to provide a high
                                         total investment return through an
                                         investment policy utilizing United
                                         States and foreign equity, debt and
                                         money market securities, the
                                         combination of which will vary
                                         depending upon changing market and
                                         economic trends.

Merrill Lynch Global Resources          Long-term growth and protection of
 Trust...............................    capital from investment in securities
                                         of domestic and foreign companies that
                                         possess substantial natural resource
                                         assets.

Merrill Lynch Global SmallCap Fund,
 Inc.................................
                                        Long-term growth of capital by
                                         investing primarily in equity
                                         securities of companies with
                                         relatively small market
                                         capitalizations located in various
                                         foreign countries and in the United
                                         States.

Merrill Lynch Global Utility Fund,      Capital appreciation and current income
 Inc.................................    through investment of at least 65% of
                                         its total assets in equity and debt
                                         securities issued by domestic and
                                         foreign companies which are primarily
                                         engaged in the ownership or operation
                                         of facilities used to generate,
                                         transmit or distribute electricity,
                                         telecommunications, gas or water.

Merrill Lynch Growth Fund for
 Investment and Retirement...........
                                        Growth of capital and, secondarily,
                                         income from investment in a
                                         diversified portfolio of equity
                                         securities placing principal emphasis
                                         on those securities which management
                                         of the fund believes to be
                                         undervalued.

Merrill Lynch Healthcare Fund, Inc.
 (residents of Wisconsin must meet
 investor suitability standards).....
                                        Capital appreciation through worldwide
                                         investment in equity securities of
                                         companies that derive or are expected
                                         to derive a substantial portion of
                                         their sale from products and services
                                         in healthcare.

Merrill Lynch International Equity
 Fund................................
                                        Capital appreciation and, secondarily,
                                         income by investing in a diversified
                                         portfolio of equity securities of
                                         issuers located in countries other
                                         than the United States.

Merrill Lynch Latin America Fund,       Capital appreciation by investing
 Inc.................................    primarily in Latin American equity and
                                         debt securities.

Merrill Lynch Maryland Municipal
 Bond Fund...........................
                                        A portfolio of Merrill Lynch Multi-
                                         State Municipal Series Trust, a series
                                         fund, whose objective is to provide as
                                         high a level of income exempt from
                                         Federal and Maryland income taxes as
                                         is consistent with prudent investment
                                         management.

Merrill Lynch Massachusetts Limited
 Maturity Municipal Bond Fund........
                                        A portfolio of Merrill Lynch Multi-
                                         State Limited Maturity Municipal
                                         Series Trust, a series fund, whose
                                         objective is to provide as high a
                                         level of income exempt from Federal
                                         and Massachusetts income taxes as is
                                         consistent with prudent investment
                                         management through investment in a
                                         portfolio primarily of intermediate-
                                         term investment grade Massachusetts
                                         Municipal Bonds.

Merrill Lynch Massachusetts
 Municipal Bond Fund.................
                                        A portfolio of Merrill Lynch Multi-
                                         State Municipal Series Trust, a series
                                         fund, whose objective is to provide
                                         investors with as high a level of
                                         income exempt from Federal and
                                         Massachusetts income taxes as is
                                         consistent with prudent investment
                                         management.

Merrill Lynch Michigan Limited
 Maturity Municipal Bond Fund........
                                        A portfolio of Merrill Lynch Multi-
                                         State Limited Maturity Municipal
                                         Series Trust, a series fund, whose
                                         objective is to provide as high a
                                         level of income exempt from Federal
                                         and Michigan income taxes as is
                                         consistent with prudent investment
                                         management through investment in a
                                         portfolio primarily of intermediate-
                                         term investment grade Michigan
                                         Municipal Bonds.

Merrill Lynch Michigan Municipal
 Bond Fund...........................
                                        A portfolio of Merrill Lynch Multi-
                                         State Municipal Series Trust, a series
                                         fund, whose objective is to provide as
                                         high a level of income exempt from
                                         Federal and Michigan income taxes as
                                         is consistent with prudent investment
                                         management.

Merrill Lynch Minnesota Municipal
 Bond Fund...........................
                                        A portfolio of Merrill Lynch Multi-
                                         State Municipal Series Trust, a series
                                         fund, whose objective is to provide as
                                         high a level of income exempt from
                                         Federal and Minnesota personal income
                                         taxes as is consistent with prudent
                                         investment management.

Merrill Lynch Municipal Bond Fund,      Tax-exempt income from three separate
 Inc.................................    diversified portfolios of municipal
                                         bonds.

Merrill Lynch Municipal Intermediate
 Term Fund...........................
                                        Currently the only portfolio of Merrill
                                         Lynch Municipal Series Trust, a series
                                         fund, whose objective is to provide as
                                         high a level as possible of income
                                         exempt from Federal income taxes by
                                         investing in investment grade
                                         obligations with a dollar weighted
                                         average maturity of five to twelve
                                         years.

Merrill Lynch New Jersey Limited
 Maturity Municipal Bond Fund........
                                        A portfolio of Merrill Lynch Multi-
                                         State Limited Maturity Municipal
                                         Series Trust, a series fund, whose
                                         objective is to provide as high a
                                         level of income exempt from Federal
                                         and New Jersey income taxes as is
                                         consistent with prudent investment
                                         management through a portfolio
                                         primarily of intermediate-term
                                         investment grade New Jersey Municipal
                                         Bonds.

Merrill Lynch New Jersey Municipal
 Bond Fund...........................
                                        A portfolio of Merrill Lynch Multi-
                                         State Municipal Series Trust, a series
                                         fund, whose objective is to provide as
                                         high a level of income exempt from
                                         Federal and New Jersey income taxes as
                                         is consistent with prudent investment
                                         management.

Merrill Lynch New Mexico Municipal
 Bond Fund...........................
                                        A portfolio of Merrill Lynch Multi-
                                         State Municipal Series Trust, a series
                                         fund, whose objective is to provide as
                                         high a level of income exempt from
                                         Federal and New Mexico income taxes as
                                         is consistent with prudent investment
                                         management.

Merrill Lynch New York Limited
 Maturity Municipal Bond Fund........
                                        A portfolio of Merrill Lynch Multi-
                                         State Limited Maturity Municipal
                                         Series Trust, a series fund, whose
                                         objective is to provide as high a
                                         level of income exempt from Federal,
                                         New York State and New York City
                                         income taxes as is consistent with
                                         prudent investment management through
                                         investment in a portfolio primarily of
                                         intermediate-term investment grade New
                                         York Municipal Bonds.

Merrill Lynch North Carolina
 Municipal Bond Fund.................
                                        A portfolio of Merrill Lynch Multi-
                                         State Municipal Series Trust, a series
                                         fund, whose objective is to provide as
                                         high a level of income exempt from
                                         Federal and North Carolina income
                                         taxes as is consistent with prudent
                                         investment management.

Merrill Lynch Ohio Municipal Bond       A portfolio of Merrill Lynch Multi-
 Fund................................    State Municipal Series Trust, a series
                                         fund, whose objective is to provide
                                         investors with as high a level of
                                         income exempt from Federal and Ohio
                                         income taxes as is consistent with
                                         prudent investment management.

Merrill Lynch Oregon Municipal Bond
 Fund................................
                                        A portfolio of Merrill Lynch Multi-
                                         State Municipal Series Trust, a series
                                         fund, whose objective is to provide as
                                         high a level of income exempt from
                                         Federal and Oregon income taxes as is
                                         consistent with prudent investment
                                         management.

Merrill Lynch Pacific Fund, Inc. ....   Capital appreciation by investing in
                                         equity securities of corporations
                                         domiciled in Far Eastern and Western
                                         Pacific countries, including Japan,
                                         Australia, Hong Kong and Singapore.

Merrill Lynch Pennsylvania Limited
 Maturity Municipal Bond Fund........
                                        A portfolio of Merrill Lynch Multi-
                                         State Limited Maturity Municipal
                                         Series Trust, a series fund, whose
                                         objective is to provide as high a
                                         level of income exempt from Federal
                                         and Pennsylvania income taxes as is
                                         consistent with prudent investment
                                         management through investment in a
                                         portfolio of intermediate-term
                                         investment grade Pennsylvania
                                         Municipal Bonds.

Merrill Lynch Pennsylvania Municipal
 Bond Fund...........................
                                        A portfolio of Merrill Lynch Multi-
                                         State Municipal Series Trust, a series
                                         fund, whose objective is to provide as
                                         high a level of income exempt from
                                         Federal and Pennsylvania personal
                                         income taxes as is consistent with
                                         prudent investment management.

Merrill Lynch Phoenix Fund, Inc. ....   Long-term growth of capital by
                                         investing in equity and fixed income
                                         securities, including tax-exempt
                                         securities, of issuers in weak
                                         financial condition or experiencing
                                         poor operating results believed to be
                                         undervalued relative to the current or
                                         prospective condition of such issuer.

Merrill Lynch Quality Bond Portfolio
 (available only for exchanges by
 certain individual retirement
 accounts for which Merrill Lynch
 acts as custodian and by certain
 CBA(R) Accounts and CMA(R) Sub-
 Accounts)......................
                                        A portfolio of Merrill Lynch Asset
                                         Builder Program, Inc., a series fund,
                                         whose objective is to provide a high
                                         level of current income through
                                         investment in a diversified portfolio
                                         of debt obligations, such as corporate
                                         bonds and notes, convertible
                                         securities, preferred stocks and
                                         governmental obligations.

Merrill Lynch Short-Term Global
 Income Fund, Inc. ..................
                                        As high a level of current income as is
                                         consistent with prudent investment
                                         management from a global portfolio of
                                         high quality debt securities
                                         denominated in various currencies and
                                         multinational currency units and
                                         having remaining maturities not
                                         exceeding three years.

Merrill Lynch Special Value Fund,       Long-term growth of capital from
 Inc. ...............................    investments in securities, primarily
                                         common stocks, or relatively small
                                         companies believed to have special
                                         investment value and emerging growth
                                         companies regardless of size.

Merrill Lynch Strategic Dividend        Long-term total return from investment
 Fund................................    in dividend- paying common stocks
                                         which yield more than Standard &
                                         Poor's 500 Composite Stock Price
                                         Index.

Merrill Lynch Technology Fund,          Capital appreciation through worldwide
 Inc. ...............................    investment in equity securities of
                                         companies that derive or are expected
                                         to derive a substantial portion of
                                         their sales from products and services
                                         in technology.

Merrill Lynch Texas Municipal Bond
 Fund................................
                                        A portfolio of Merrill Lynch Multi-
                                         State Municipal Series Trust, a series
                                         fund, whose objective is to provide as
                                         high a level of income exempt from
                                         Federal income taxes as is consistent
                                         with prudent investment management by
                                         investing primarily in a portfolio of
                                         long-term, investment grade
                                         obligations issued by the State of
                                         Texas, its political subdivisions,
                                         agencies and instrumentalities.

Merrill Lynch U.S. Government
 Securities Portfolio (available
 only for exchanges by certain
 individual retirement accounts for
 which Merrill Lynch acts as
 custodian and by certain CBA(R)
 Accounts and CMA(R) Sub-Accounts)...

                                        A portfolio of Merrill Lynch Asset
                                         Builder Program, Inc., a series fund,
                                         whose objective is to provide a high
                                         current return through investments in
                                         U.S. Government and government agency
                                         securities, including GNMA mortgage-
                                         backed certificates and other
                                         mortgage-backed government securities.

Merrill Lynch Utility Income Fund,      High current income through investment
 Inc. ...............................    in equity and debt securities issued
                                         by companies which are primarily
                                         engaged in the ownership or operation
                                         of facilities used to generate,
                                         transmit or distribute electricity,
                                         telecommunications, gas or water.

Merrill Lynch World Income Fund,        High current income by investing in a
 Inc. ...............................    global portfolio of fixed income
                                         securities denominated in various
                                         currencies, including multinational
                                         currencies.

Class A Share Money Market Funds:

Merrill Lynch Ready Assets Trust.....   Preservation of capital, liquidity and
                                         the highest possible current income
                                         consistent with the foregoing
                                         objectives from the short-term money
                                         market securities in which the Fund
                                         invests.

Merrill Lynch Retirement Reserves
 Money Fund (available only if the
 exchange occurs within certain
 retirement plans)...................
                                        Currently the only portfolio of Merrill
                                         Lynch Retirement Series Trust, a
                                         series fund, whose objectives are
                                         current income, preservation of
                                         capital and liquidity available from
                                         investing in a diversified portfolio
                                         of short-term money market securities.

Merrill Lynch U.S.A. Government
 Reserves............................
                                        Preservation of capital, current income
                                         and liquidity available from investing
                                         in direct obligations of the U.S.
                                         Government and repurchase agreements
                                         relating to such securities.

Merrill Lynch U.S. Treasury Money       Preservation of capital, liquidity and
 Fund................................    current income through investment
                                         exclusively in a diversified portfolio
                                         of short-term marketable securities
                                         which are direct obligations of the
                                         U.S. Treasury.

Class B, Class C and Class D Share Money Market Funds:

Merrill Lynch Government Fund........   A portfolio of Merrill Lynch Funds for
                                         Institutions Series, a series fund,
                                         whose objective is to provide current
                                         income consistent with liquidity and
                                         security of principal from investment
                                         in securities issued or guaranteed by
                                         the U.S. Government, its agencies and
                                         instrumentalities and in repurchase
                                         agreements secured by such
                                         obligations.

Merrill Lynch Institutional Fund.....   A portfolio of Merrill Lynch Funds for
                                         Institutions Series, a series fund,
                                         whose objective is to provide maximum
                                         current income consistent with
                                         liquidity and the maintenance of a
                                         high-quality portfolio of money market
                                         securities.

Merrill Lynch Institutional Tax-
 Exempt Fund.........................
                                        Current income exempt from Federal
                                         income taxes, preservation of capital
                                         and liquidity available from investing
                                         in a diversified portfolio of short-
                                         term, high-quality municipal bonds.

Merrill Lynch Treasury Fund..........   A portfolio of Merrill Lynch Funds for
                                         Institutions Series, a series fund,
                                         whose objective is to provide current
                                         income consistent with liquidity and
                                         security of principal from investment
                                         in direct obligations of the U.S.
                                         Treasury and up to 10% of its total
                                         assets in repurchase agreements
                                         secured by such obligations.

  Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made.

  To exercise the exchange privilege, shareholders should contact their Merrill Lynch financial consultant, who will advise the Fund of the exchange. Shareholders of the Fund, and shareholders of the other funds described above with shares for which certificates have not been issued, may exercise the exchange privilege by wire through their securities dealers. The Fund reserves the right to require a properly completed Exchange Application. This exchange privilege may be modified or terminated in accordance with the rules of the Commission. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares to the general public at any time and may thereafter resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made.

                            DISTRIBUTIONS AND TAXES

  The Trust intends to continue to qualify the Fund for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). If it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax to the extent that it distributes its net investment income and net realized capital gains. The Trust intends to cause the Fund to distribute substantially all of such income.

  As discussed in the Fund's Prospectus, the Trust has established other series in addition to the Fund (together with the Fund, the "Series"). Each Series of the Trust is treated as a separate corporation for Federal income tax purposes. Each Series, therefore, is considered to be a separate entity in determining its treatment under the rules for RICs described in the Prospectus. Losses in one Series do not offset gains in another Series, and the requirements (other than certain organizational requirements) for qualifying for RIC status will be determined at the Series level rather than at the Trust level.

  The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. The required distributions, however, are based only on the taxable income of a RIC. The excise tax, therefore, generally will not apply to the tax-exempt income of a RIC, such as the Fund, that pays exempt-interest dividends.

  The Trust intends to qualify the Fund to pay "exempt-interest dividends" as defined in Section 852(b)(5) of the Code. Under such section if, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's total assets consists of obligations exempt from Federal income tax ("tax-exempt obligations") under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), the Fund shall be qualified to pay exempt-interest dividends to its Class A, Class B, Class C and Class D shareholders (together, the "shareholders"). Exempt-interest dividends are dividends or any part thereof paid by the Fund which are attributable to interest on tax-exempt obligations and designated by the Trust as exempt-interest dividends in a written notice mailed to the Fund's shareholders within 60 days after the close of the Fund's taxable year. For this purpose, the Fund will allocate interest from tax-exempt obligations (as well as ordinary income, capital gains and tax preference items discussed below) among the Class A, Class B, Class C and Class D shareholders according to a method (which it believes is consistent with the Securities and Exchange Commission's exemptive order permitting the issuance and sale of multiple classes of shares) that is based upon the gross income that is allocable to the Class A, Class B, Class C and Class D shareholders during the taxable year, or such other method as the Internal Revenue Service may prescribe. To the extent that the dividends distributed to the Fund's shareholders are derived from interest income exempt from Federal income tax under Code Section 103(a) and are properly designated as exempt-interest dividends, they will be excludable from a shareholder's gross income for Federal income tax purposes. Exempt-interest dividends are included, however, in determining the portion, if any, of a person's social security and railroad retirement benefits subject to Federal income taxes. Interest on indebtedness incurred or continued to purchase or carry shares of a RIC paying exempt-interest dividends, such as the Fund, will not be deductible by the investor for Federal income tax purposes or for New York State and New York City personal income tax purposes to the extent attributable to exempt-interest dividends. Shareholders are advised to consult their tax advisors with respect to whether exempt-interest dividends retain the exclusion under Code
Section 103(a) if a shareholder would be treated as a "substantial user" or "related person" under Code Section 147(a) with respect to property financed with the proceeds of an issue of "industrial development bonds" or "private activity bonds," if any, held by the Fund.

  The portion of the Fund's exempt-interest dividends paid from interest received by the Fund from New York Municipal Bonds also will be exempt from New York State and New York City personal income taxes. Shareholders subject to income taxation by states other than New York will realize a lower after-tax rate of return than New York shareholders since the dividends distributed by the Fund generally will not be exempt, to any significant degree, from income taxation by such other states. The Trust will inform shareholders annually regarding the portion of the Fund's distributions which constitutes exempt-interest dividends and the portion which is exempt from New York State and New York City personal income taxes. The Trust will allocate exempt-interest dividends among Class A, Class B, Class C and Class D shareholders for New York State and New York City income tax purposes based on a method similar to that described above for Federal income tax purposes.

  Distributions from investment income and capital gains, including exempt-interest dividends, will be subject to New York State corporation franchise tax, New York City general corporation tax and may also be subject to state taxes in states other than New York and to local taxes in cities other than those in New York State. Accordingly, investors in the Fund including, in particular, corporate investors which may be subject to either New York State corporation franchise tax or New York City general corporation tax, should consult their tax advisors with respect to the application of such taxes to an investment in the Fund, to the receipt of Fund dividends and as to their New York tax situation in general.

  To the extent the Fund's distributions are derived from interest on its taxable investments or from an excess of net short-term capital gains over net long-term capital losses ("ordinary income dividends"), such distributions are considered ordinary income for Federal and New York State and New York City income tax purposes. Distributions, if any, from an excess of net long-term capital gains over net short-term capital losses derived from the sale of securities or from certain transactions in futures or options ("capital gain dividends") are taxable as long-term capital gains for Federal income tax purposes, regardless of the length of time the shareholder has owned Fund shares, and for New York State and New York City income tax purposes, are treated as capital gains which are taxed at ordinary income tax rates. Distributions by the Fund, whether from exempt-interest income, ordinary income or capital gains, will not be eligible for the dividends received deduction allowed to corporations under the Code.

  All or a portion of the Fund's gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. In addition, such loss will be disallowed to the extent of any exempt-interest dividends received by the shareholder. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

  The Code subjects interest received on certain otherwise tax-exempt securities to an alternative minimum tax. The alternative minimum tax applies to interest received on "private activity bonds" issued after August 7, 1986. Private activity bonds are bonds which, although tax-exempt, are used for purposes other than those generally performed by governmental units and which benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of "tax preference," which could subject investors in such bonds, including shareholders of the Fund, to an alternative minimum tax. The Fund will purchase such "private activity bonds," and the Trust will report to shareholders within 60 days after the Fund's taxable year-end the portion of the Fund's dividends declared during the year which constitute an item of tax preference for alternative minimum tax purposes. The Code further provides that corporations are subject to an alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation's "adjusted current earnings", which more closely reflect a corporation's economic income. Because an exempt-interest dividend paid by the Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay alternative minimum tax on exempt-interest dividends paid by the Fund.

  No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares.

  If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Fund reduces any sales charge such shareholder would have owed upon purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

  A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

  Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax.

  Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on certain ordinary income dividends and on capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Trust or who, to the Trust's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such shareholder is not otherwise subject to backup withholding.

  The Code provides that every person required to file a tax return must include for information purposes on such return the amount of exempt-interest dividends received from all sources (including the Fund) during the taxable year.

ENVIRONMENTAL TAX

  The Code imposes a deductible tax (the "Environmental Tax") on a corporation's modified alternative minimum taxable income (computed without regard to the alternative tax net operating loss deduction and the deduction for the Environmental Tax) at a rate of $12 per $10,000 (0.12%) of alternative minimum taxable income in excess of $2,000,000. The Environmental Tax is imposed for taxable years beginning after December 31, 1986 and before January 1, 1996, unless extended. The Environmental Tax is imposed even if the corporation is not required to pay an alternative minimum tax because the corporation's regular income tax liability exceeds its minimum tax liability. The Code provides, however, that a RIC, such as the Fund, is not subject to the Environmental Tax. However, exempt-interest dividends paid by the Fund that create alternative minimum taxable income for corporate shareholders under the Code (as described above) may subject corporate shareholders of the Fund to the Environmental Tax.

TAX TREATMENT OF OPTIONS AND FUTURES TRANSACTIONS

  The Fund may purchase and sell municipal bond index futures contracts and interest rate futures contracts on U.S. Government securities ("financial futures contracts"). The Fund may also purchase and write call and put options on such financial futures contracts. In general, unless an election is available to the Fund or an exception applies, such options and futures contracts that are "Section 1256 contracts" will be "marked to market" for Federal income tax purposes at the end of each taxable year, i.e., each such option or financial futures contract will be treated as sold for its fair market value on the last day of the taxable year, and any gain or loss attributable to Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by the Fund may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of changes in price or interest rates with respect to its investments.

  Code Section 1092, which applies to certain "straddles", may affect the taxation of the Fund's sales of securities and transactions in financial futures contracts and related options. Under Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and certain closing transactions in financial futures contracts or the related options.

  One of the requirements for qualification as a RIC is that less than 30% of the Fund's gross income be derived from gains from the sale or other disposition of securities held for less than three months. Accordingly, the Fund may be restricted in effecting closing transactions within three months after entering into an option or financial futures contract.

                               ----------------

  The foregoing is a general and abbreviated summary of the applicable provisions of the Code, Treasury regulations and New York State and City tax laws presently in effect. For the complete provisions, reference should be made to the pertinent Code sections, the Treasury regulations promulgated thereunder and New York tax laws. The Code and the Treasury regulations, as well as the New York State and City tax laws, are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

  Shareholders are urged to consult their tax advisors regarding the availability of any exemptions from state or local taxes (other than those imposed by New York) and with specific questions as to Federal, foreign, state or local taxes.

                                PERFORMANCE DATA

  From time to time the Fund may include its average annual total return and other total return data, as well as yield and tax-equivalent yield, in advertisements or information furnished to present or prospective shareholders. From time to time, the Fund may include the Fund's Morningstar risk-adjusted performance ratings in advertisements or supplemental sales literature. Total return, yield and tax-equivalent yield figures are based on the Fund's historical performance and are not intended to indicate future performance. Average annual total return, yield and tax-equivalent yield are determined separately for Class A, Class B, Class C and Class D shares in accordance with formulas specified by the Commission.

  Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and the contingent deferred sales charge that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares.

  The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical $1,000 investment, for various periods other than those noted below. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time.

  Set forth in the tables below is total return, yield and tax-equivalent yield information for the Class A, Class B, Class C and Class D shares of the Fund for the periods indicated.

                                    CLASS A SHARES*                     CLASS B SHARES
                          ----------------------------------- -----------------------------------
                            EXPRESSED AS    REDEEMABLE VALUE    EXPRESSED AS    REDEEMABLE VALUE
                            A PERCENTAGE    OF A HYPOTHETICAL   A PERCENTAGE    OF A HYPOTHETICAL
                             BASED ON A     $1,000 INVESTMENT    BASED ON A     $1,000 INVESTMENT
                            HYPOTHETICAL      AT THE END OF     HYPOTHETICAL      AT THE END OF
         PERIOD           $1,000 INVESTMENT    THE PERIOD     $1,000 INVESTMENT    THE PERIOD
         ------           ----------------- ----------------- ----------------- -----------------
                                               AVERAGE ANNUAL TOTAL RETURN
                                       (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
One Year Ended September
 30, 1995...............         3.08 %         $1,030.80            2.83 %         $1,028.30
Five Years Ended Septem-
 ber 30, 1995...........         7.05 %         $1,405.50            7.36 %         $1,426.20
Inception (November 1,
 1985) to September 30,
 1995...................                                             7.70 %         $2,086.10
Inception (October 25,
 1988) to September 30,
 1995...................         6.62 %         $1,559.90
                                                   ANNUAL TOTAL RETURN
                                       (EXCLUDING MAXIMUM APPLICABLE SALES CHARGES)
       YEAR ENDED
     SEPTEMBER 30,
     -------------
1995....................         7.37 %         $1,073.70            6.83 %         $1,068.30
1994....................        (5.17)%         $  948.30           (5.66)%         $  943.40
1993....................        13.24 %         $1,132.40           12.67 %         $1,126.70
1992....................        11.77 %         $1,117.70           11.12 %         $1,111.20
1991....................        13.60 %         $1,136.00           13.03 %         $1,130.30
1990....................         4.42 %         $1,044.20            4.00 %         $1,040.00
1989....................                                             8.16 %         $1,081.60
1988....................                                            13.35 %         $1,133.50
1987....................                                            (2.50)%         $  975.00
Inception (November 1,
 1985) to September 30,
 1986...................                                            17.65 %         $1,176.50
Inception (October 25,
 1988) to September 30,
 1989...................         6.28 %         $1,062.80
                                                  AGGREGATE TOTAL RETURN
                                       (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Inception (November 1,
 1985) to September 30,
 1995...................                                           108.61 %         $2,086.10
Inception (October 25,
 1988) to September 30,
 1995...................        55.99 %         $1,559.90
                                                           YIELD
30 days ended September
 30, 1995...............         5.00 %                              4.70 %
                                                  TAX-EQUIVALENT YIELD**
30 days ended September
 30, 1995...............         6.94 %                              6.53 %

--------

* Information as to Class A shares is presented only for the period October 25, 1988 to September 30, 1995. Prior to October 25, 1988, no Class A shares were publicly issued.
** Based upon a Federal income tax rate of 28%.

                                   CLASS C SHARES*                     CLASS D SHARES*
                         ----------------------------------- -----------------------------------
                           EXPRESSED AS    REDEEMABLE VALUE    EXPRESSED AS    REDEEMABLE VALUE
                           A PERCENTAGE    OF A HYPOTHETICAL   A PERCENTAGE    OF A HYPOTHETICAL
                            BASED ON A     $1,000 INVESTMENT    BASED ON A     $1,000 INVESTMENT
                           HYPOTHETICAL      AT THE END OF     HYPOTHETICAL      AT THE END OF
         PERIOD          $1,000 INVESTMENT    THE PERIOD     $1,000 INVESTMENT    THE PERIOD
         ------          ----------------- ----------------- ----------------- -----------------
                                              AVERAGE ANNUAL TOTAL RETURN
                                      (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Inception (October 21,
 1994)
 to September 30, 1995..       7.00%           $1,065.80           3.91%           $1,036.80
                                                  ANNUAL TOTAL RETURN
                                      (EXCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Inception (October 21,
 1994)
 to September 30, 1995..       7.58%           $1,075.80           8.00%           $1,080.00
                                                 AGGREGATE TOTAL RETURN
                                      (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Inception (October 21,
 1994)
 to September 30, 1995..       6.58%           $1,065.80           3.68%           $1,036.80
                                                          YIELD
30 days ended September
 30, 1995...............       4.59%                               4.90%
                                                 TAX-EQUIVALENT YIELD**
30 days ended September
 30, 1995...............       6.38%                               6.81%

--------

 * Information as to Class C and Class D shares is presented only for the period October 21, 1994 (commencement of operations) to September 30, 1995. Prior to October 21, 1994, no Class C or Class D shares had been publicly issued.
** Based upon a Federal income tax rate of 28%.

  In order to reflect the reduced sales charges in the case of Class A or Class D shares or the waiver of the CDSC in the case of Class B or Class C shares applicable to certain investors, as described under "Purchase of Shares" and "Redemption of Shares", respectively, the total return data quoted by the Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may take into account the waiver of the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or the waiver of sales charges, a lower amount of expenses is deducted.

                              GENERAL INFORMATION

DESCRIPTION OF SERIES AND SHARES

  The Declaration of Trust provides that the Trust shall be comprised of separate Series ("Series") each of which will consist of a separate portfolio which will issue separate shares. The Trust is presently comprised of the Fund, Merrill Lynch Arizona Municipal Bond Fund, Merrill Lynch Arkansas Municipal Bond Fund, Merrill Lynch Colorado Municipal Bond Fund, Merrill Lynch Connecticut Municipal Bond Fund, Merrill Lynch Florida Municipal Bond Fund, Merrill Lynch Maryland Municipal Bond Fund, Merrill Lynch Massachusetts Municipal Bond Fund, Merrill Lynch Michigan Municipal Bond Fund, Merrill Lynch

Minnesota Municipal Bond Fund, Merrill Lynch New Jersey Municipal Bond Fund, Merrill Lynch New Mexico Municipal Bond Fund, Merrill Lynch North Carolina Municipal Bond Fund, Merrill Lynch Ohio Municipal Bond Fund, Merrill Lynch Oregon Municipal Bond Fund, Merrill Lynch Pennsylvania Municipal Bond Fund and Merrill Lynch Texas Municipal Bond Fund. The Trustees are authorized to create an unlimited number of Series and, with respect to each Series, to issue an unlimited number of full and fractional shares of beneficial interest, par value $.10 per share, of different classes and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Series. Shareholder approval is not necessary for the authorization of additional Series or classes of a Series of the Trust. At the date of this Statement of Additional Information, the shares of the Fund are divided into Class A, Class B, Class C and Class D shares. Class A, Class B, Class C and Class D shares represent an interest in the same assets of the Fund and are identical in all respects except that the Class B, Class C and Class D shares bear certain expenses related to the account maintenance and/or distribution of such shares and have exclusive voting rights with respect to matters relating to such account maintenance and/or distribution expenditures. The Trust has received an order (the "Order") from the Commission permitting the issuance and sale of multiple classes of shares. The Order permits the Trust to issue additional classes of shares of any Series if the Board of Trustees deems such issuance to be in the best interests of the Trust.

  All shares of the Trust have equal voting rights, except that only shares of the respective Series are entitled to vote on matters concerning only that Series and, as noted above, Class B, Class C and Class D shares have exclusive voting rights with respect to matters relating to the account maintenance and/or distribution expenses being borne solely by such class. Each issued and outstanding share is entitled to one vote and to participate equally in dividends and distributions declared by the respective Series and in net assets of such Series upon liquidation or dissolution remaining after satisfaction of outstanding liabilities except that, as noted above, expenses related to the account maintenance and/or distribution of the Class B, Class C and Class D shares are borne solely by such class. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders may, in accordance with the terms of the Declaration of Trust, cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees. Also, the Trust will be required to call a special meeting of shareholders in accordance with the requirements of the 1940 Act to seek approval of new management and advisory arrangements, of a material increase in distribution fees or a change in the fundamental policies, objectives or restrictions of a Series.

  The obligations and liabilities of a particular Series are restricted to the assets of that Series and do not extend to the assets of the Trust generally. The shares of each Series, when issued, will be fully paid and nonassessable, have no preference, preemptive, conversion, exchange or similar rights, and are freely transferable. Holders of shares of any Series are entitled to redeem their shares as set forth elsewhere herein and in the Prospectus. Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Trust voting for the election of Trustees can elect all of the Trustees if they choose to do so and in such event the holders of the remaining shares would not be able to elect any Trustees. No amendments may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust.

COMPUTATION OF OFFERING PRICE PER SHARE

  An illustration of the computation of the offering price for Class A, Class B, Class C and Class D shares of the Fund based on the value of the Fund's net assets and number of shares outstanding on September 30, 1995 is set forth below.

                                    CLASS A     CLASS B     CLASS C    CLASS D
                                  ----------- ------------ ---------- ---------
Net Assets....................... $23,303,584 $564,962,933 $3,556,322 2,571,792
                                  =========== ============ ========== =========
Number of Shares Outstanding.....   2,111,100   51,173,239    322,061   233,102
                                  =========== ============ ========== =========
Net Asset Value Per Share (net
 assets divided by number of
 shares outstanding)............. $     11.04 $      11.04 $    11.04 $   11.03
Sales Charge (for Class A and
 Class D shares: 4.00% of
 offering price (4.17% of net
 asset value per share))*........         .46           **         **       .46
                                  ----------- ------------ ---------- ---------
Offering Price................... $     11.50 $      11.04 $    11.04 $   11.49
                                  =========== ============ ========== =========

--------
* Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.
** Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares. See "Purchase of Shares-- Deferred Sales Charge Alternatives--Class B and Class C Shares" in the Prospectus.

INDEPENDENT AUDITORS

  Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540-6400, has been selected as the independent auditors of the Trust. The independent auditors are responsible for auditing the annual financial statements of the Fund.

CUSTODIAN

  State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts 02101, acts as the Custodian of the Fund's assets. The Custodian is responsible for safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest on the Fund's investments.

TRANSFER AGENT

  Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as the Fund's Transfer Agent. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See "Management of the Trust--Transfer Agency Services" in the Prospectus.

LEGAL COUNSEL

  Brown & Wood, One World Trade Center, New York, New York 10048-0557, is counsel for the Trust.

REPORTS TO SHAREHOLDERS

  The fiscal year of the Fund ends on September 30 of each year. The Fund sends to its shareholders at least semi-annually reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year, shareholders will receive Federal income tax information regarding dividends and capital gains distributions.

ADDITIONAL INFORMATION

  The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Trust has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, to which reference is hereby made.

  The Declaration of Trust establishing the Trust dated August 2, 1985, a copy of which, together with all amendments thereto (the "Declaration") is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name "Merrill Lynch Multi-State Municipal Series Trust" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability; nor shall resort be had to their private property for the satisfaction of any obligation or claim of the Trust, but the "Trust Property" only shall be liable.

  To the knowledge of the Trust, no person or entity owned beneficially 5% or more of the Fund's shares as of January 1, 1996.

                                   APPENDIX I

                        ECONOMIC CONDITIONS IN NEW YORK

  The following information is a brief summary of factors affecting the economy of the State and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of state issuers, however, it has not been updated nor will it be updated during the year. The Trust has not independently verified the information.

  In recent years, New York State (sometimes referred to as the "State" or "New York"), some of its agencies, instrumentalities and public authorities and certain of its municipalities, have faced serious financial difficulties that could have an adverse effect on the sources of payment for or the market value of the New York Municipal Bonds in which the Fund invests.

NEW YORK CITY

  General. More than any other municipality, the fiscal health of New York
City (sometimes referred to as the "City") has a significant effect on the fiscal health of the State. The national economic downturn which began in July 1990 adversely affected the local economy, which had been declining since late 1989. As a result, the City experienced job losses in 1990 and 1991 and real Gross City Product ("GCP") fell in those two years. Beginning in calendar year 1992, the improvement in the national economy helped stabilize conditions in the City. Employment losses moderated toward year-end and real GCP increased, boosted by strong wage gains.

  However, after noticeable improvements in the City's economy during the calendar year 1994, the City's current four-year financial plan assumes that economic growth will slow in calendar years 1995 and 1996 with local employment increasing modestly. During the 1995 fiscal year, the City experienced substantial shortfalls in payments of non-property taxes from those forecasted.

  For each of the 1981 through 1995 fiscal years, the City achieved balanced operating results as reported in accordance with generally accepted accounting principles ("GAAP"). The City was required to close substantial budget gaps in recent years fiscal years in order to maintain balanced operating results. For the City's 1995 fiscal year, the City adopted a budget which halted the trend in recent years of substantial increases in City spending from one year to the next. There can be no assurance that the City will continue to maintain a balanced budget as required by State law without additional reductions in City services or entitlement programs or tax or other revenue increases which could adversely affect the City's economic base.

  Pursuant to the laws of the State, the Mayor is responsible for preparing the City's four-year financial plan, including the City's current financial plan for the 1996 through 1999 fiscal years (the "1996-1999 Financial Plan" or "City Financial Plan"). The City's projections set forth in the City Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

  Implementation of the City Financial Plan is also dependent upon the City's ability to market its securities successfully in the public credit markets. The City's financing program for fiscal years 1996 through 1999 contemplates the issuance of $11 billion of general obligation bonds primarily to reconstruct and rehabilitate the City's infrastructure and physical assets and to make capital investments. In addition, the City issues revenue notes and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City bonds and notes will be subject to prevailing market conditions, and no assurance can be given that such sales will be completed. If the City were unable to sell its general obligation bonds and notes, it would be prevented from meeting its planned operating and capital expenditures.

  1996-1999 Financial Plan. On November 29, 1995, the City published the City Financial Plan for the 1996 through 1999 fiscal years, which is a proposed modification to the City Financial Plan submitted by the City to the New York State Financial Control Board (the "Control Board") on July 11, 1995 (the "July Financial Plan"). The July Financial Plan set forth proposed actions by the City including spending reductions for its Medicaid and welfare programs, City agency spending reductions, additional State and federal aid, revenue initiatives and labor, pension and debt service savings to close a previously projected gap of approximately $3.1 billion for the 1996 fiscal year (July 1, 1995-June 30, 1996). The City Financial Plan published on November 29, 1995 takes into account actual receipts and expenditures and changes in forecast revenues and expenditures since the July Financial Plan and projects revenues and expenditures for the 1996 fiscal year balanced in accordance with GAAP. Changes to the July Financial Plan made in the City Financial Plan for the 1996 fiscal year include actions to offset increases in projected City expenditures and an increase in the City's General Reserve. The additional gap closing measures for the 1996 fiscal year include additional expenditure reductions and debt service savings. The City Financial Plan also sets forth projections for the 1997 through 1999 fiscal years and outlines a proposed gap-closing program to close projected budget gaps of $1.4 billion, $2.3 billion and $2.7 billion for the 1997 through 1999 fiscal years, respectively, after successful implementation of the gap-closing program for the 1996 fiscal year.

  The City's projections set forth in the City Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, employment growth, wage increases for City employees consistent with those assumed in the City Financial Plan, continuation of interest earnings assumptions for pension fund assets, the ability of the City's hospital and education entities to maintain balanced budgets, provision of State and federal aid and mandate relief, the impact of proposed federal and State welfare reforms on City revenues, and adoption of the budget for each fiscal year by the City Council in substantially the form submitted by the Mayor.

  The City Financial Plan is also subject to the ability of the City to implement the expenditure reductions and to obtain the savings outlined in the City Financial Plan. In addition, the City may incur expenditures which exceed those projected in the City Financial Plan. There can be no assurance that additional gap-closing measures will not be required to enable the City to achieve a balanced budget in a particular fiscal year. Certain of the proposed actions are subject to negotiation with the City's municipal unions. Various other actions proposed for the 1997 through 1999 fiscal years are subject to approval by the Governor and the State Legislature and the proposed reductions in spending for entitlement programs may be subject to legal challenge.

  The City depends on the State for State aid both to enable the City to balance its budget and to meet its cash requirements. If the State experiences revenue shortfalls or spending increases beyond its projections during its 1995-1996 fiscal year or subsequent fiscal years, such developments could result in reductions in anticipated State aid to the City. In addition, there can be no assurance that the State budget in future fiscal years will be adopted by the April 1 statutory deadline and that there will not be adverse effects on the City's cash flow and additional City expenditures as a result of such reductions or delays.

  The City's financial plans have been the subject of extensive public comment and criticism. On December 14, 1995, the City Comptroller issued a report stating that the City Financial Plan includes budget risks of up to $989 million for the 1996 fiscal year. The City Comptroller's report also identified budget risks of $2.3 billion, $3.3 billion and $3.7 billion for the City's 1997, 1998 and 1999 fiscal years, respectively, not including the impact of probable State and federal reductions in aid, the extent of which are currently unknown. On December 14, 1995, the Control Board issued a report on the City Financial Plan which identified budget risks of $509 million, $1.9 billion, $2.8 billion and $3.1 billion for the 1996 through 1999 fiscal years, respectively. On December 21, 1995, the Office of the State Deputy Comptroller of New York (OSDC) issued a report which reviewed the City Financial Plan and concluded that a budget gap of $239 million and potential budget risks of $755 million exist for the 1996 fiscal year. The OSDC report stated that projected budget gaps could exceed $2 billion in the 1997 fiscal year and approach $3.5 billion in the 1999 fiscal year. It is reasonable to expect that such reports will continue to be issued and to engender public comment.

  Ratings. As of January 9, 1996, Moody's Investors Service, Inc. ("Moody's") rated the City's outstanding general obligation bonds "Baa1", Standard & Poor's Ratings Group ("Standard & Poor's") rated such bonds "BBB+" and Fitch Investors Service, Inc. ("Fitch") rated such bonds "A-". On July 10, 1995, Standard & Poor's revised downwards its ratings on outstanding general obligation bonds of the City from "A-" to "BBB+". Standard & Poor's stated that the downgrade was a reflection of the City's inability to eliminate a structural budget imbalance due to persistent softness in the City's economy, weak job growth, a trend of using nonrecurring budget devices, optimistic projections of State and federal aid and high levels of debt service. Such ratings reflect only the view of Moody's, Standard & Poor's and Fitch, from which an explanation of the significance of such ratings may be obtained. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of City bonds.

  Outstanding Indebtedness. As of September 30, 1995 the City had approximately $24.2 billion of long-term debt and as of June 30, 1994, the New York City Municipal Water Finance Authority (the "Water Authority") has approximately $5.6 billion of net long-term debt.

  Debt service on Water Authority obligations is secured by fees and charges collected from the users of the City's water and sewer system. State and federal regulations require the City's water supply to meet certain standards to avoid filtration. The City's water supply now meets all technical standards and the City's current efforts are directed toward protection of the watershed area. The City has taken the position that increased regulatory, enforcement and other efforts to protect its water supply, relating to such matters as land use and sewage treatment, will preserve the high quality of water in the upstate water supply system and prevent the need for filtration. The U.S. Environmental Protection Agency has granted the City a waiver of filtration regulations through 1996. If filtration of the City's water supply is ultimately required, the capital expenditure required could be between $4 billion and $5 billion. Such an expenditure could cause significant increases in City water and sewer charges.

  Litigation. The City is a defendant in a significant number of lawsuits.
Such litigation includes, but is not limited to, routine litigation incidental to the performance of its governmental and other functions, actions commenced and claims asserted against the City arising out of alleged constitutional violations, alleged torts, alleged breaches of contracts and other alleged violations of law and condemnation proceedings and other tax and miscellaneous actions. While the ultimate outcome and fiscal impact, if any, on the proceedings and claims are not currently predictable, adverse determination in certain of them might have a material adverse effect upon the City's ability to carry out the City Financial Plan. As of June 30, 1995, the City estimated its potential future liability on account of all outstanding claims to be approximately $2.5 billion.

NEW YORK STATE

  Current Economic Outlook. The national economy began to expand in 1991 and has added over 7 million jobs since early 1992. Although the State has added approximately 185,000 jobs since November 1992, employment growth in the State has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense and banking industries.


  The State expects New York's economy to continue to expand modestly during 1995, but there is expected to be a pronounced slow-down during the course of the year. On an average annual basis, employment growth is expected to be about the same as 1994. Both personal income and wages are expected to record moderate gains in 1995. The annual rates of job growth and growth in personal income and wages are expected to slow gradually during 1996.

  State Financial Plan for the 1995-1996 Fiscal Year. The State's budget for its 1995-1996 fiscal year (April 1, 1995-March 31, 1996) was enacted by the State Legislature on June 7, 1995, more than two months after the start of the fiscal year. Prior to adoption of the budget, the State Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including all necessary appropriations for debt service. The 1995-1996 fiscal year budget includes a planned three-year 20% reduction in the State's personal income tax and is the first budget in over 50 years which projects a decline in General Fund disbursements and spending on State operations. On June 20, 1995, the State published the State Financial Plan for the 1995-1996 fiscal year based on the enacted 1995-1996 budget and issued its first and second quarterly updates of the State Financial Plan in July and October 1995, respectively (the "State Financial Plan").

  The State Financial Plan projects a General Fund balanced on a cash basis with total projected receipts of $32.788 billion and total projected disbursements of $32.774 billion. The State Financial Plan includes gap-closing actions to offset a previously projected budget gap of $5 billion, the largest in the State's history. Such gap-closing actions include, among others, substantial reductions in social and medical entitlement programs, reductions in State services and capital programs and increased lottery revenues. There can be no assurance that additional gap-closing measures will not be required and there is no assurance that any such measures will enable the State to achieve a balanced budget for its 1995-1996 fiscal year.

  On December 15, 1995, the Governor released the Executive Budget for the State's 1996-1997 fiscal year (the "Executive Budget") which the State Legislature must enact and the Governor must sign in order to become law. The Executive Budget projects balances on a cash basis but identifies a potential budget gap of approximately $3.9 billion due primarily to the effect of current and prior year tax reductions and the use of nonrecurring revenues in the 1995-1996 State Financial Plan. Proposed gap-closing actions in the Executive Budget include cost containment and spending reductions in State Medicaid, welfare, health, mental health and education programs. The Executive Budget also anticipates a significant increase in federal aid to the State related to changes in the Medicaid program that are expected to be enacted by Congress and approved by the President. There can be no assurance that the Executive Budget will be enacted as proposed, the cost containment and spending reduction programs can be implemented as proposed or the anticipated increase in federal aid will materialize as expected.

  The State Financial Plan and the Executive Budget are based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, federal financial and monetary policies, the availability of credit and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience worse-than-predicted results in the 1995-1996 and 1996-1997 fiscal years, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

  Owing to these and other factors, the State may face substantial potential budget gaps in future years resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the spending required to maintain State programs at required levels. Any such recurring imbalance would be exacerbated by the use by the State of nonrecurring resources to achieve budgetary balance in a particular fiscal year. To correct any recurring budgetary imbalance, the State would need to take significant actions to align recurring receipts and disbursements in future fiscal years. There can be no assurance, however, that the State's actions will be sufficient to preserve budget balances in the then current or future fiscal years.

  The State Financial Plan contains actions that provide nonrecurring resources or savings as well as actions that impose baseline losses of receipts. The Division of the Budget estimates the net amount of nonrecurring resources used in the State Financial Plan to be at least $600 million. In addition to these nonrecurring actions, the adoption of the three-year 20% reduction in the State's personal income tax in combination with business tax reductions enacted in 1994 will reduce State tax receipts by as much as $5.5 billion by the 1997-1998 fiscal year.

  Uncertainties with regard to both the economy and potential decisions at the federal level add further pressure on future budget balance in New York State. Specific budget proposals being discussed at the federal level but not included in the State's current economic forecast would (if enacted) have a disproportionately negative impact on the longer-term outlook for the State's economy as compared to other states.

  The State anticipates that its capital programs will be financed, in part, by State and public authorities borrowings in the 1995-1996 fiscal year. The State expects to issue $248 million in general obligations bonds (including $70 million for purposes of redeeming outstanding Bond Anticipation Notes ("BANs")), $186 million in general obligation commercial paper and up to $47 million in certificates of participation during the State's 1995-1996 fiscal year for equipment purchases. Borrowings by public authorities pursuant to lease-purchase and contractual-obligation financings for capital programs of the State are projected to total $2.7 billion. Additionally, the Local Government Assistance Corporation ("LGAC") issued net proceeds of $529 million during the State's 1995-1996 fiscal year.

  1994-1995 Fiscal Year. In July, 1995, the State Comptroller issued its audit of the State's 1994-1995 fiscal year prepared in accordance with generally accepted auditing standards. The State completed its 1994-1995 fiscal year with a General Fund operating deficit of $1.426 billion, as compared with an operating surplus of $914 million for the previous fiscal year. The 1994-1995 fiscal year deficit was caused by several factors, including the use of $1.026 billion of the 1993-1994 fiscal year surplus in the 1994-1995 fiscal year and the adoption of changes in accounting methodologies by the State Comptroller.

  Local Government Assistance Corporation. In 1990, as part of a state fiscal reform program, legislation was enacted creating LGAC, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. As of June 1995, LGAC has issued bonds to provide net proceeds of $4.7 billion completing the program. The impact of LGAC's borrowing is that the State is able to meet its cash flow needs without relying on short-term seasonal borrowing.

  Financing Activities. State financing activities include general obligation debt of the State and State-guaranteed debt, to which the full faith and credit of the State has been pledged, as well as lease-purchase and contractual-obligation financings, moral obligation financings and other financings through public authorities and municipalities, where the State's obligation to make payments for debt service is generally subject to annual appropriation by the State Legislature.

  As of March 31, 1995, the total amount of outstanding general obligation debt was approximately $5.181 billion, including $149 million in BANs; the total amount of moral obligation debt was approximately $7.01 billion; and $17.98 billion of bonds issued primarily in connection with lease-purchase and contractual-obligation financing of State capital programs were outstanding.

  Public Authorities. The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. As of September 30, 1994, the latest data available, there were 18 public authorities that had outstanding debt of $100 million or more and the aggregate outstanding debt, including refunding bonds, of these 18 public authorities was $70.3 billion. The State's access to the public credit markets could be impaired and the market price of its outstanding debt may be adversely affected, if any of its public authorities were to default in their respective obligations.

  Ratings. Currently, Moody's, Standard & Poor's and Fitch rate New York State's outstanding general obligation bonds "A", "A"- and "A+", respectively. Ratings reflect only the respective views of such organizations, and explanation of the significance of such ratings must be obtained from the rating agency furnishing the same. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings may have an effect on the market price of the New York State Obligations in which the New York Fund invests.

  Litigation. The State is a defendant in numerous legal proceedings including, but not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and federal laws. State programs are frequently challenged on State and Federal constitutional grounds. Adverse developments in legal proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced State Financial Plan. The State believes that the State Financial Plan includes sufficient reserves for the payment of judgments that may be required during the 1995-1996 fiscal year. There can be no assurance, however, that an adverse decision in one or more legal proceedings would not exceed the amount of the State Financial Plan reserves for the payment of judgments or materially impair the State's financial operations.

  Other Localities. Certain localities in addition to the City could have financial problems leading to requests for additional State assistance during the State's 1995-1996 fiscal year and thereafter. The potential impact on the State of such actions by localities is not included in the projections of the State receipts and disbursements in the State's 1995-1996 fiscal year.

  Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the creation of the Financial Control Board for Yonkers (the "Yonkers Board") by the State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the Governor or the State Legislature to assist Yonkers could result in allocation of State resources in amounts that cannot yet be determined.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                  APPENDIX II

                           RATINGS OF MUNICIPAL BONDS

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") MUNICIPAL BOND
RATINGS

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

  Short-term Notes: The four ratings of Moody's for short-term notes are MIG 1/VMIG1, MIG 2/VMIG2, MIG 3/VMIG3 and MIG 4/VMIG4; MIG 1/VMIG1 denotes "best quality . . . strong protection by established cash flows"; MIG 2/VMIG2 denotes "high quality" with ample margins of protection; MIG 3/VMIG3 notes are of "favorable quality . . . but . . . lacking the undeniable strength of the preceding grades"; MIG 4/VMIG4 notes are of "adequate quality . . . [p]rotection commonly regarded as required of an investment security is present . . . there is specific risk."

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS

  Excerpts from Moody's description of its corporate bond ratings: Aaa--judged to be the best quality, carry the smallest degree of investment risk; Aa-- judged to be of high quality by all standards; A--possess many favorable investment attributes and are to be considered as upper medium grade obligations; Baa--considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

  Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

  Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

  Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

  Issuers rated Not Prime do not fall within any of the Prime rating categories.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP ("STANDARD & POOR'S") MUNICIPAL DEBT RATINGS

  A Standard & Poor's municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

  The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

  The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources Standard & Poor's considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

  The ratings are based, in varying degrees, on the following considerations:

    I.
    Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of obligation;

   II.
    Nature of and provisions of the obligation;

  III.
    Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         AAA Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

          AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

           A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

         BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

          BB  Debt rated "BB", "B", "CCC", "CC" and "C" is regarded, on
           B balance, as predominately speculative with respect to capacity CCC to pay interest and repay principal in accordance with the terms
          CC  of the obligations. "BB" indicates the lowest degree of
           C speculation and "C" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

          CI The rating "CI" is reserved for income bonds on which no interest is being paid.

           D Debt rated "D" is in payment default. The "D" rating category is used when interest payments of principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

  Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF STANDARD & POOR'S CORPORATE BOND RATINGS

  A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt of a higher rated category. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

  The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS

  A Standard & Poor's Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

   A-1
    This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

   A-2
    Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

   A-3
    Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     B
    Issues rated "B" are regarded as having only speculative capacity for timely payment.

     C
    This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

     D
    Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

  A Commercial Paper Rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

  A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

  --Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

  --Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

  SP-1 A very strong, or strong, capacity to pay principal and interest. Issues that possess overwhelming safety characteristics will be given a "+" designation.

  SP-2 A satisfactory capacity to pay principal and interest.

  SP-3 A speculative capacity to pay principal and interest.

  Standard & Poor's may continue to rate note issues with a maturity greater than three years in accordance with the same rating scale currently employed for municipal bond ratings.

  Unrated: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

  Should no rating be assigned, the reason may be one of the following:

    1. An application for rating was not received or accepted.

    2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

    3. There is a lack of essential data pertaining to the issue or issuer.

    4. The issue was privately placed, in which case the rating is not published in Standard & Poor's publications.

  Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date information to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

DESCRIPTION OF FITCH INVESTORS SERVICE, INC.'S ("FITCH") INVESTMENT GRADE BOND RATINGS

  Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

  The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and of any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

  Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

  Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

  Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

  Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

   AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

    AA Bonds considered to be investment grade and of very high credit quality.
       The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these insurers is generally rated "F-1+".

     A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

   BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

  Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

  CREDIT TREND INDICATOR: Credit trend indicators show whether credit fundamentals are improving, stable, declining, or uncertain, as follows:

    Improving   UP ARROW
    Stable      LEFT ARROW/RIGHT ARROW
    Declining   DOWN ARROW
    Uncertain   UP ARROW/DOWN ARROW

  Credit trend indicators are not predictions that any rating change will occur, and have a longer-term time frame than issues placed on FitchAlert.

  NR        Indicates that Fitch does not rate the specific issue.

  CONDITIONAL A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

  SUSPENDED A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

  WITHDRAWN A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

  FITCHALERT Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

DESCRIPTION OF FITCH SPECULATIVE GRADE BOND RATINGS

  Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization or liquidation.

  The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

  Bonds that have the same rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.


C
              Bonds are in imminent default in payment of interest or principal.

DDD, DD and D Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

  Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD", "DD", or "D" categories.

DESCRIPTION OF FITCH INVESTMENT GRADE SHORT-TERM RATINGS

  Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

  The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

  Fitch short-term ratings are as follows:

F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

F-3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D Default. Issues assigned this rating are in actual or imminent payment default.

LOC The symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.

INS The symbol "INS" indicates that the rating is based on an insurance policy or financial guaranty issued by an insurance company.

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Merrill Lynch New York Municipal Bond Fund of
Merrill Lynch Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch New York Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of September 30, 1995, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch New York Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of September 30, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey

November 3, 1995

SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)

S&P      Moody's    Face                                                                                         Value
Ratings  Ratings   Amount                                 Issue                                                (Note 1a)

New York--96.8%
BBB+      Baa1    $ 3,205   Babylon, New York, IDA, Resource Recovery Revenue Bonds
                            (Ogden Martin Systems), Series C, 8.50% due 1/01/2019                               $  3,621

NR*       Baa1     14,750   Babylon, New York, IDA, Waste Facilities Revenue Bonds
                            (Babylon Community Waste Management), Series A, 7.875% due 7/01/1999 (d)              16,761

NR*       NR*       3,500   Babylon, New York, Union Free School District, TAN, UT, Series B, 4.25%
                            due 6/14/1996                                                                          3,508

                            Buffalo, New York, Sewer Authority Revenue Bonds (b):
AAA       Aaa       2,000     Refunding, Series G, 5% due 7/01/2012                                                1,846
AAA       Aaa       4,000     Series F, 6% due 7/01/2013                                                           4,142

AA+       Aa1       6,200   Hornell, New York, IDA, IDR (Crowley Foods, Inc.), 7.75% due 12/01/2016                6,554

                            Metropolitan Transportation Authority, New York, Service Contract Revenue
                            Bonds, Series O:
BBB       Baa1     11,825     (Commuter Facilities),  5.75% due 7/01/2013                                         11,292
BBB       Baa1     16,820     (Transit Facilities),  5.75% due 7/01/2013                                          16,062

AAA       Aaa       2,950   Monroe County, New York, Airport Authority Revenue Bonds
                            (Greater Rochester International), AMT, 7.25% due 1/01/2009 (c)(h)                     3,296

BBB+      Baa       9,770   Monroe County, New York, COP, 8.05% due 1/01/2011                                     10,794

A1+       NR*       2,900   Nassau County, New York, IDA, Civic Facilities Revenue Bonds (Cold Spring
                            Harbor Laboratory Project), VRDN, 4.85% due 7/01/2019 (e)                              2,900

A1+       NR*       2,000   Nassau County, New York, IDA, Research Facilities Revenue Bonds (Cold Spring
                            Harbor Laboratory Project), VRDN, 4.85% due 7/01/2023 (e)                              2,000

                            New York City, New York, GO, UT:
BB+       Baa1      6,585     Series A-1, 6.50% due 8/01/2015                                                      6,660
BBB+      Baa1      5,000     Series B, 7% due 6/01/2016                                                           5,182
BBB+      Baa1      2,500     Series B, Sub-Series B-1, 7% due 8/15/2016                                           2,604
BBB+      Baa1      5,450     Series C, 7.25% due 8/15/2024                                                        5,703
BBB+      Baa1     11,140     Series F, 6.625% due 2/15/2025                                                      11,241

                            New York City, New York, IDA, Civic Facilities Revenue Bonds:
A1+       NR*       1,200     (National Audobon Society), VRDN, 4.85% due 12/01/2014 (e)                           1,200
BBB       NR*       2,000     (New York Blood Center), 7.20% due 5/01/2012                                         2,114
BBB       NR*       6,895     (New York Blood Center), 7.25% due 5/01/2022                                         7,221
AAA       Aaa       3,890     (USTA National Tennis Center Project), 6.60% due 11/15/2011 (g)                      4,188

                            New York City, New York, IDA, Special Facilities Revenue Bonds, AMT:
BB+       Baa2      2,030     (American Airlines Inc. Project), 7.75% due 7/01/2019                                2,155
A         A         1,000     (Terminal One Group Association Project), 6% due 1/01/2019                             959
A         A        14,215     (Terminal One Group Association Project), 6.125% due 1/01/2024                      13,778

                            New York City, New York, Municipal Water Finance Authority Water and Sewer
                            System Revenue Bonds:
A-        A        13,000     Refunding, Series A, 5.50% due 6/15/2020                                            11,971
A-        A         4,550     Series A, 6% due 6/15/2025                                                           4,457
A-        A         6,125     Series B, 6.50% due 6/15/2020                                                        6,278
AAA       VMIG1++   2,000     VRDN, Series G, 4.40% due 6/15/2024 (b)(e)                                           2,000

                            New York City, New York, Trust for Cultural Resources Revenue Bonds:
AAA       Aaa       3,750     (American Museum of Natural History), Series A, 6.90% due 4/01/2001 (c)(d)           4,247
A1+       VMIG1++     800     (Soloman R. Guggenheim), VRDN, Series B, 4.85% due 12/01/2015 (e)                      800

                            New York State Dormitory Authority Revenue Bonds:
BBB       Baa1      8,000     (City University System), Series C, 7.50% due 7/01/2010                              9,231
A         NR*         930     (Community Memorial Hospital, Hamilton), 9% due 7/01/2005 (h)                          958
BBB       Baa1     12,000     (Consolidated City University Systems), Series A, 5.75% due 7/01/2013               11,585
A1+       VMIG1++   2,700     (Cornell University), VRDN, Series B, 4.85% due 7/01/2025 (e)                        2,700

SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
S&P      Moody's    Face                                                                                         Value
Ratings  Ratings   Amount                                 Issue                                                (Note 1a)

New York (continued)
                            New York State Dormitory Authority Revenue Bonds (concluded):
BBB+      Baa1    $ 6,020     (Court Facilities Lease Bonds), Series A, 5.625% due 5/15/2013                    $  5,645
BBB+      Baa1      4,500     (Court Facilities Lease Bonds), Series A, 5.375% due 5/15/2016                       4,051
BBB+      Baa1     12,000     (Court Facilities Lease Bonds), Series A, 5.25% due 5/15/2021 (h)                   10,421
AAA       Aaa      17,620     (University of Rochester Strong Memorial Hospital), 5.50% due
                              7/01/2021 (c)(h)                                                                    16,713
NR*       VMIG1++     700     (Saint Francis Center at The Knolls), VRDN, 4.70% due 7/01/2023 (e)                    700
BBB+      Baa1      5,000     (State University Educational Facilities), Refunding, Series A, 5.25%
                              due 5/15/2015                                                                        4,504
BBB+      Baa1     12,000     (State University Educational Facilities), Refunding, Series B, 7% due
                              5/15/2016                                                                           12,740
BBB+      Baa1      6,000     (State University Educational Facilities), Series A, 6% due 5/15/2022                5,791
BBB+      Baa1      2,500     (State University Educational Facilities), Series B, 5.75% due 5/15/2024             2,340
BBB-      Baa1      7,250     (Upstate Community College), Series A, 5.70% due 7/01/2021                           6,707

                            New York State Energy Research and Development Authority, Facilities Revenue
                            Bonds (Consolidated Edison Company Inc.), Series A:
A+        A1        5,000     6.10% due 8/15/2020                                                                  5,008
AAA       Aaa       7,820     AMT, 6.75% due 1/15/2027 (c)                                                         8,132

                            New York State Energy Research and Development Authority, PCR (Niagara Power
                            Corporation Project), VRDN (e):
A1+       NR*         200     AMT, Series B, 4.55% due 7/01/2027                                                     200
NR*       NR*         300     Series A, 5.15% due 3/01/2027                                                          300

A-        Aa        4,250   New York State Environmental Facilities Corporation, PCR (State-Water
                            Revolving Fund), Series E, 6.875% due 6/15/2014                                        4,728

BBB       Baa       2,500   New York State Environmental Facilities Corporation, Solid Waste Disposal
                            Revenue Bonds (Occidental Petroleum Corp.), AMT, Sub-Series B, 5.50% due
                            9/01/2003                                                                              2,533

BBB       NR*       2,750   New York State Environmental Facilities Corporation, Special Obligation Bonds
                            (Riverbank State Park), 7.25% due 4/01/2012                                            2,947

AAA       Aaa       6,225   New York State Environmental Facilities Corporation, Water Facilities Revenue
                            Refunding Bonds (Spring Valley Water Company), Series B, 6.15% due 8/01/2024 (a)       6,328

BBB       Baa1      7,500   New York State, HFA, Service Contract Obligation Revenue Bonds, Series A,
                            5.50% due 9/15/2022 (h)                                                                6,744

                            New York State Local Government Assistance Corporation Revenue Bonds:
A         A         2,000     Refunding, Series C, 5.50% due 4/01/2017                                             1,878
A         A         5,600     Refunding, Series E, 6% due 4/01/2014                                                5,694
A         A        16,740     Refunding, Series E, 5% due 4/01/2021 (h)                                           14,509
A1+       VMIG1++   3,000     VRDN, Series B, 4.20% due 4/01/2023 (e)                                              3,000

                            New York State Medical Care Facilities Finance Agency Revenue Bonds:
AAA       Aaa       6,820     (Health Insurance Plan of Greater New York), Series B, 8.50% due
                              12/01/1997 (a)(d)                                                                    7,062
AAA       NR*      11,705     (Hospital & Nursing Home Insured Mortgage), Refunding, Series C, 6.40%
                              due 8/15/2014 (f)                                                                   12,112
AAA       NR*       2,000     (Hospital & Nursing Home Mortgage), Refunding, Series C, 5.75% due
                              8/15/2019 (f)                                                                        1,932
AAA       Aaa       4,000     (Long-Term Health Care Capital Guaranty Insured), Series D, 6.50% due
                              11/01/2015                                                                           4,187
AAA       Aaa       2,000     (Mental Health Services), Refunding, Series F, 5.375% due 2/15/2014 (b)              1,900
AAA       Aaa       5,000     (Mental Health Services), Refunding, Series F, 5.375% due 2/15/2014 (g)(h)           4,740
AAA       Aaa       5,000     (Mental Health Services), Refunding, Series F, 5.25% due 2/15/2019 (g)               4,590
BBB+      Baa1      1,215     (Mental Health Services), Series B, 7.625% due 8/15/2017                             1,335
BBB+      Baa1      1,075     (Mental Health Services), Series C, 7.30% due 2/15/2021                              1,155
BBB+      Baa1      5,115     (Mental Health Services), Series D, 7.40% due 2/15/2018                              5,534
AA-       NR*       7,635     (Mercy Medical Center Project), Series A, 5.875% due 11/01/2015                      7,506
AAA       Aaa      10,500     (Montefiore Medical Center Insured Mortgage), Series A, 5.75% due
                              2/15/2025 (a)(f)                                                                    10,281
AAA       Aaa       6,140     (Saint Francis Hospital Project), Series A, 7.625% due 11/01/2021 (b)                6,832
BBB       Baa      12,200     (Secured Hospital), Series A, 7.40% due 8/15/2021                                   12,798

SCHEDULE OF INVESTMENTS (concluded)                                                                       (in Thousands)
S&P      Moody's    Face                                                                                         Value
Ratings  Ratings   Amount                                 Issue                                                (Note 1a)

New York (concluded)
                            New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds:
NR*       Aa      $ 2,500     AMT, Series 30-C-1, 5.85% due 10/01/2025                                          $  2,336
NR*       Aa       14,025     AMT, Series 46, 6.65% due 10/01/2025                                                14,296
NR*       Aa        5,000     Series 41-A, 6.45% due 10/01/2014                                                    5,125
AAA       Aaa       8,500     Series 43, 6.45% due 10/01/2017 (c)                                                  8,754

                            New York State Power Authority, General Purpose and Revenue Bonds:
AAA       Aaa         750     Refunding, Series CC, 5.125% due 1/01/2010 (a)                                         716
AA-       Aa        4,660     Refunding, Series CC, 5.25% due 1/01/2018                                            4,287
AA-       Aa       20,000     Series Y, 6.75% due 1/01/2018                                                       21,545

AAA       Aaa       6,320   New York State Thruway Authority, General Revenue Bonds, Series A, 5.75%
                            due 1/01/2019 (b)                                                                      6,169

AAA       Aaa      10,850   New York State Thruway Authority, Highway and Bridge Trust Fund, Series B,
                            UT, 6.25% due 4/01/2012 (b)                                                           11,291

                            New York State Thruway Authority, Service Contract Revenue Bonds
                            (Local Highway and Bridge):
BBB       Baa1      2,950     6.20% due 4/01/2003                                                                  3,088
BBB       Baa1      4,500     6.25% due 4/01/2014                                                                  4,522

                            New York State Urban Development Corporation Revenue Bonds:
BBB       Baa1      1,500     (Alfred Technology Resource Income Project), 7.875% due 1/01/2020                    1,658
BBB       Baa1      3,775     (Correctional Facilities), Refunding, Series A, 5.50% due 1/01/2014                  3,500
BBB       Baa1      2,600     (Correctional Facilities), Refunding, Series A, 5.50% due 1/01/2016                  2,380
BBB       Baa1     12,060     (Correctional Facilities), Refunding, Series A, 5.25% due 1/01/2021 (h)             10,455
BBB       Baa1      4,000     (State Facilities), 7.50% due 4/01/2020                                              4,427

                            Port Authority of New York and New Jersey, Consolidated Revenue Bonds:
AA-       A1        3,345     AMT, Seventy-Sixth Series, 6.50% due 11/01/2026                                      3,444
AA-       A1        5,000     One-Hundredth Series, 5.75% due 12/15/2020                                           4,870
AA-       A1        8,000     Sixty-Ninth Series, 7.125% due 6/01/2025                                             8,690

A1+       VMIG1++   5,750   Port Authority of New York and New Jersey, Versatile Structure Special
                            Obligation Revenue Bonds, VRDN, Series 3, 4.25% due 6/01/2020 (e)                      5,750

                            Triborough Bridge and Tunnel Authority, New York Revenue Bonds:
BBB       Baa1      5,150     (Convention Center Project), Series E, 7.25% due 1/01/2010                           5,755
A+        Aa        5,000     (General Purpose), Series X, 6.50% due 1/01/2019                                     5,253
A-        A1       10,550     (Special Obligations), Refunding, Series B, 6.875% due 1/01/2015                    11,342
A1+       VMIG1++   5,000     (Special Obligations), VRDN, 4.05% due 1/01/2024 (b)(e)                              5,000

BBB       Baa       7,220   Ulster County, New York, Resource Recovery Agency Revenue Bonds (Solid
                            Waste Systems), 6% due 3/01/2014                                                       6,925

Total Investments (Cost--$552,896)--96.8%                                                                        575,163

Variation Margin on Futures Contracts+++--(0.2%)                                                                    (994)

Other Assets Less Liabilities--3.4%                                                                               20,226
                                                                                                                --------
Net Assets--100.0%                                                                                              $594,395
                                                                                                                ========

  *Not Rated.
(a)AMBAC Insured.
(b)FGIC Insured.
(c)MBIA Insured.
(d)Prerefunded.
(e)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 1995.
(f)FHA Insured.
(g)FSA Insured.
(h)All or portion of security held as collateral in connection with open financial futures contracts.
 ++Highest short-term rating by Moody's Investors Service, Inc. +++Futures contracts sold as of September 30, 1995 were as follows
   (in thousands):


   Number of                                Expiration      Value
   Contracts             Issue                 Date    (Notes 1a & 1b)

      900    United States Treasury Bonds   Dec. 1995      ($102,909)

   Total (Contract Price--$101,360)                        ($102,909)
                                                           =========


Ratings of issues shown have not been audited by Deloitte & Touche LLP.



See Notes to Financial Statements.

FINANCIAL INFORMATION


Statement of Assets and Liabilities as of September 30, 1995
Assets:             Investments, at value (identified cost--$552,895,777)(Note 1a)                          $575,163,205
                    Cash                                                                                          80,193
                    Receivables:
                      Securities sold                                                      $ 10,937,750
                      Interest                                                               10,182,946
                      Beneficial interest sold                                                  830,715       21,951,411
                                                                                           ------------
                    Prepaid registration fees and other assets (Note 1e)                                          81,237
                                                                                                            ------------
                    Total assets                                                                             597,276,046
                                                                                                            ------------

Liabilities:        Payables:
                      Variation margin (Note 1b)                                                993,750
                      Beneficial interest redeemed                                              746,771
                      Dividends to shareholders (Note 1f)                                       487,017
                      Investment adviser (Note 2)                                               277,499
                      Distributor (Note 2)                                                      243,707        2,748,744
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       132,671
                                                                                                            ------------
                    Total liabilities                                                                          2,881,415
                                                                                                            ------------

Net Assets:         Net assets                                                                              $594,394,631
                                                                                                            ============

Net Assets          Class A Shares of beneficial interest, $.10 par value, unlimited
Consist of:         number of shares authorized                                                             $    211,110
                    Class B Shares of beneficial interest, $.10 par value, unlimited
                    number of shares authorized                                                                5,117,324
                    Class C Shares of beneficial interest, $.10 par value, unlimited
                    number of shares authorized                                                                   32,206
                    Class D Shares of beneficial interest, $.10 par value, unlimited
                    number of shares authorized                                                                   23,310
                    Paid-in capital in excess of par                                                         594,439,161
                    Accumulated realized capital losses on investments--net (Note 5)                         (12,552,731)
                    Accumulated distributions in excess of realized capital gains on
                    investments--net                                                                         (13,593,958)
                    Unrealized appreciation on investments--net                                               20,718,209
                                                                                                            ------------
                    Net assets                                                                              $594,394,631
                                                                                                            ============

Net Asset           Class A--Based on net assets of $23,303,584 and 2,111,100 shares
Value:                       of beneficial interest outstanding                                             $      11.04
                                                                                                            ============
                    Class B--Based on net assets of $564,962,933 and 51,173,239
                             shares of beneficial interest outstanding                                      $      11.04
                                                                                                            ============
                    Class C--Based on net assets of $3,556,322 and 322,061 shares
                             of beneficial interest outstanding                                             $      11.04
                                                                                                            ============
                    Class D--Based on net assets of $2,571,792 and 233,102 shares
                             of beneficial interest outstanding                                             $      11.03
                                                                                                            ============

                    See Notes to Financial Statements.

Statement of Operations for the Year Ended September 30, 1995
Investment          Interest and amortization of premium and discount earned                                $ 39,111,699
Income              Other                                                                                            353
(Note 1d):                                                                                                  ------------
                    Total income                                                                              39,112,052
                                                                                                            ------------

Expenses:           Investment advisory fees (Note 2)                                                          3,363,913
                    Account maintenance and distribution fees--Class B (Note 2)                                2,951,037
                    Transfer agent fees--Class B (Note 2)                                                        340,716
                    Printing and shareholder reports                                                             103,163
                    Accounting services (Note 2)                                                                 100,952
                    Registration fees (Note 1e)                                                                   80,291
                    Professional fees                                                                             73,979
                    Custodian fees                                                                                33,772
                    Trustees' fees and expenses                                                                   30,885
                    Pricing fees                                                                                  14,530
                    Transfer agent fees--Class A (Note 2)                                                         11,721
                    Account maintenance and distribution fees--Class C (Note 2)                                    9,424
                    Account maintenance fees--Class D (Note 2)                                                     1,307
                    Transfer agent fees--Class C (Note 2)                                                            913
                    Transfer agent fees--Class D (Note 2)                                                            615
                    Other                                                                                         12,687
                                                                                                            ------------
                    Total expenses                                                                             7,129,905
                                                                                                            ------------
                    Investment income--net                                                                    31,982,147
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                        (12,552,800)
Unrealized Gain     Change in unrealized appreciation on investments--net                                     20,412,080
(Loss) on                                                                                                   ------------
Investments         Net Increase in Net Assets Resulting from Operations                                    $ 39,841,427
--Net (Notes                                                                                                ============
1b, 1d & 3):

                    See Notes to Financial Statements.

Statements of Changes in Net Assets
                                                                                                For the Year Ended
                                                                                                   September 30,
Increase (Decrease) in Net Assets:                                                            1995               1994
Operations:         Investment income--net                                                 $ 31,982,147     $ 37,172,362
                    Realized loss on investments--net                                       (12,552,800)      (5,792,148)
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                         20,412,080      (74,453,611)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting from
                    operations                                                               39,841,427      (43,073,397)
                                                                                           ------------     ------------

Dividends and       Investment income--net:
Distributions to      Class A                                                                (1,357,050)      (1,758,497)
Shareholders          Class B                                                               (30,476,605)     (35,413,865)
(Note 1f):            Class C                                                                   (77,075)              --
                      Class D                                                                   (71,417)              --
                    Realized gain on investments--net:
                      Class A                                                                        --         (299,209)
                      Class B                                                                        --       (6,828,149)
                    In excess of realized gain on investments--net:
                      Class A                                                                        --         (570,678)
                      Class B                                                                        --      (13,023,280)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (31,982,147)     (57,893,678)
                                                                                           ------------     ------------

Beneficial          Net increase (decrease) in net assets derived from
Interest            beneficial interest transactions                                        (87,106,114)       8,652,057
Transactions                                                                               ------------     ------------
(Note 4):


Net Assets:         Total decrease in net assets                                            (79,246,834)     (92,315,018)
                    Beginning of year                                                       673,641,465      765,956,483
                                                                                           ------------     ------------
                    End of year                                                            $594,394,631     $673,641,465
                                                                                           ============     ============


                    See Notes to Financial Statements.

Financial Highlights
The following per share data and ratios have been derived                                 Class A
from information provided in the financial statements.
                                                                              For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                               1995       1994       1993       1992        1991
Per Share           Net asset value, beginning of year             $  10.88   $  12.46   $  11.77   $  11.22    $  10.56
Operating                                                          --------   --------   --------   --------    --------
Performance:          Investment income--net                            .61        .64        .70        .72         .74
                      Realized and unrealized gain (loss) on
                      investments--net                                  .16      (1.25)       .80        .55         .66
                                                                   --------   --------   --------   --------    --------
                    Total from investment operations                    .77       (.61)      1.50       1.27        1.40
                                                                   --------   --------   --------   --------    --------
                    Less dividends and distributions:
                      Investment income--net                           (.61)      (.64)      (.70)      (.72)       (.74)
                      Realized gain on investments--net                  --       (.11)      (.11)        --          --
                      In excess of realized gain on
                      investments--net                                   --       (.22)        --         --          --
                                                                   --------   --------   --------   --------    --------
                    Total dividends and distributions                  (.61)      (.97)      (.81)      (.72)       (.74)
                                                                   --------   --------   --------   --------    --------
                    Net asset value, end of year                   $  11.04   $  10.88   $  12.46   $  11.77    $  11.22
                                                                   ========   ========   ========   ========    ========

Total Investment    Based on net asset value per share                7.37%     (5.17%)    13.24%     11.77%      13.60%
Return:*                                                           ========   ========   ========   ========    ========


Ratios to Average   Expenses                                           .67%       .63%       .64%       .65%        .66%
Net Assets:                                                        ========   ========   ========   ========    ========
                    Investment income--net                            5.67%      5.52%      5.80%      6.28%       6.72%
                                                                   ========   ========   ========   ========    ========

Supplemental        Net assets, end of year (in thousands)         $ 23,304   $ 28,301   $ 31,976   $ 18,973    $ 13,727
Data:                                                              ========   ========   ========   ========    ========
                    Portfolio turnover                              181.21%    107.96%     38.31%     35.90%      49.78%
                                                                   ========   ========   ========   ========    ========


                   *Total investment returns exclude the effects of sales loads.


                    See Notes to Financial Statements.

Financial Highlights (continued)
The following per share data and ratios have been derived                                 Class B
from information provided in the financial statements.
                                                                              For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                               1995       1994       1993       1992       1991
Per Share           Net asset value, beginning of year             $  10.88   $  12.46   $  11.77   $  11.23    $  10.57
Operating                                                          --------   --------   --------   --------    --------
Performance:          Investment income--net                            .56        .58        .64        .67         .67
                      Realized and unrealized gain (loss) on
                      investments--net                                  .16      (1.25)       .80        .54         .66
                                                                   --------   --------   --------   --------    --------
                    Total from investment operations                    .72       (.67)      1.44       1.21        1.33
                                                                   --------   --------   --------   --------    --------
                    Less dividends and distributions:
                      Investment income--net                           (.56)      (.58)      (.64)      (.67)       (.67)
                      Realized gain on investments--net                  --       (.11)      (.11)        --          --
                      In excess of realized gain on investments
                      --net                                              --       (.22)        --         --          --
                                                                   --------   --------   --------   --------    --------
                    Total dividends and distributions                  (.56)      (.91)      (.75)      (.67)       (.67)
                                                                   --------   --------   --------   --------    --------
                    Net asset value, end of year                   $  11.04   $  10.88   $  12.46   $  11.77    $  11.23
                                                                   ========   ========   ========   ========    ========

Total Investment    Based on net asset value per share                6.83%     (5.66%)    12.67%     11.12%      13.03%
Return:*                                                           ========   ========   ========   ========    ========


Ratios to Average   Expenses, excluding account maintenance
Net Assets:         and distribution fees                              .68%       .64%       .64%       .66%        .67%
                                                                   ========   ========   ========   ========    ========
                    Expenses                                          1.18%      1.14%      1.14%      1.16%       1.17%
                                                                   ========   ========   ========   ========    ========
                    Investment income--net                            5.16%      5.02%      5.32%      5.79%       6.23%
                                                                   ========   ========   ========   ========    ========

Supplemental        Net assets, end of year (in thousands)         $564,963   $645,341   $733,981   $616,590    $568,958
Data:                                                              ========   ========   ========   ========    ========
                    Portfolio turnover                              181.21%    107.96%     38.31%     35.90%      49.78%
                                                                   ========   ========   ========   ========    ========


                   *Total investment returns exclude the effects of sales loads.



                    See Notes to Financial Statements.

FINANCIAL INFORMATION (concluded)


Financial Highlights (concluded)
The following per share data and ratios have been derived                                        For the Period
from information provided in the financial statements.                                          October 21, 1994++
                                                                                               to September 30, 1995
Increase (Decrease) in Net Asset Value:                                                      Class C          Class D
Per Share           Net asset value, beginning of period                                   $      10.76     $      10.76
Operating                                                                                  ------------     ------------
Performance:          Investment income--net                                                        .51              .56
                      Realized and unrealized gain on investments--net                              .28              .27
                                                                                           ------------     ------------
                    Total from investment operations                                                .79              .83
                                                                                           ------------     ------------
                    Less dividends from investment income--net                                     (.51)            (.56)
                                                                                           ------------     ------------

                    Net asset value, end of period                                         $      11.04     $      11.03
                                                                                           ============     ============

Total Investment    Based on net asset value per share                                            7.58%+++         8.00%+++
Return:**                                                                                  ============     ============


Ratios to Average   Expenses, excluding account maintenance and distribution fees                  .67%*            .66%*
Net Assets:                                                                                ============     ============
                    Expenses                                                                      1.27%*            .76%*
                                                                                           ============     ============
                    Investment income--net                                                        4.91%*           5.46%*
                                                                                           ============     ============

Supplemental        Net assets, end of period (in thousands)                               $      3,556     $      2,572
Data:                                                                                      ============     ============
                    Portfolio turnover                                                          181.21%          181.21%
                                                                                           ============     ============



                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                 +++Aggregate total investment return.
                  ++Commencement of Operations.

                    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch New York Municipal Bond Fund (the "Fund") is part of the Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricingsm System. Class A and Class D Shares are sold with a front-end sales charge. Class B and Class C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price or yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.

(g) Reclassification--Generally accepted accounting principles require that certain differences between paid-in capital for financial reporting and tax purposes, if permanent, be reclassified to accumulated net realized capital losses. Accordingly, current year's permanent book/tax differences of $69 have been reclassified from paid-in capital to accumulated net realized capital losses. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution
Agreement and Distribution Plans with Merrill Lynch Funds
Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion. The Investment Advisory Agreement obligates FAM to reimburse the Fund to the extent the Fund's expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions, and extraordinary items) exceed 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets, and 1.5% of the average daily net assets in excess thereof. FAM's obligation to reimburse the Fund is limited to the amount of the management fee. No fee payment will be made to FAM during any fiscal year which will cause such expenses to exceed the expense limitation at the time of such payment.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing account maintenance fee and a distribution fee. These fees are accrued daily and paid monthly, at the annual rates based upon the average daily net assets of the shares as follows:


                                     Account     Distribution
                                 Maintenance Fee     Fee

Class B                                0.25%         0.25%
Class C                                0.25%         0.35%
Class D                                0.10%          --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended September 30, 1995, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on the sales of the Fund's Class A and Class D Shares as follow:


                                        MLFD         MLPF&S

Class A                                $  928        $ 9,797
Class D                                $1,958        $18,368


For the year ended September 30, 1995, MLPF&S received contingent deferred sales charges of $873,699 and $56 relating to transactions in Class B and Class C Shares, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, MLPF&S, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 1995 were $1,027,133,884 and $1,136,147,894, respectively.

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)



Net realized and unrealized gains (losses) as of September 30, 1995 were as follows:


                                   Realized      Unrealized
                                    Losses     Gains (Losses)

Long-term investments           $ (10,467,342)  $ 22,271,910
Short-term investments                (22,891)        (4,482)
Financial futures contracts        (2,062,567)    (1,549,219)
                                -------------   ------------
Total                           $ (12,552,800)  $ 20,718,209
                                =============   ============


As of September 30, 1995, net unrealized appreciation for Federal income tax purposes aggregated $22,256,040, of which $22,781,125 related to appreciated securities and $525,085 related to depreciated securities. The aggregate cost of investments at September 30, 1995 for Federal income tax purposes was $552,907,165.

4. Beneficial Interest Transactions:
Net increase (decrease) in net assets derived from beneficial interest transactions was $(87,106,114) and $8,652,057 for the years ended September 30, 1995 and September 30, 1994, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the Year                         Dollar
Ended September 30, 1995              Shares        Amount

Shares sold                           310,937   $  3,344,063
Shares issued to share-
holders in reinvestment
of dividends.                          76,814        829,561
                                  -----------   ------------
Total issued                          387,751      4,173,624
Shares redeemed                      (878,791)    (9,342,889)
                                  -----------   ------------
Net decrease                         (491,040)  $ (5,169,265)
                                  ===========   ============



Class A Shares for the Year                         Dollar
Ended September 30, 1994              Shares        Amount

Shares sold                           857,494   $ 10,076,116
Shares issued to share-
holders in reinvestment
of dividends and
distributions                         145,242      1,703,433
                                  -----------   ------------
Total issued                        1,002,736     11,779,549
Shares redeemed                      (967,073)   (11,024,027)
                                  -----------   ------------
Net increase                           35,663   $    755,522
                                  ===========   ============



Class B Shares for the Year                         Dollar
Ended September 30, 1995              Shares        Amount

Shares sold                         3,667,182   $ 39,752,322
Shares issued to share-
holders in reinvestment
of dividends                        1,322,739     14,277,855
                                  -----------   ------------
Total issued                        4,989,921     54,030,177
Automatic conversion
of shares                             (18,699)      (201,021)
Shares redeemed                   (13,124,398)  (141,756,812)
                                  -----------   ------------
Net decrease                       (8,153,176)  $(87,927,656)
                                  ===========   ============



Class B Shares for the Year                         Dollar
Ended September 30, 1994              Shares        Amount

Shares sold                         7,245,112   $ 85,135,787
Shares issued to share-
holders in reinvestment of
dividends and distributions         2,392,697     28,072,759
                                  -----------   ------------
Total issued                        9,637,809    113,208,546
Shares redeemed                    (9,213,059)  (105,312,011)
                                  -----------   ------------
Net increase                          424,750   $  7,896,535
                                  ===========   ============



Class C Shares for the Period
October 21, 1994++                                  Dollar
to September 30, 1995                 Shares        Amount

Shares sold                           350,647   $  3,811,029
Shares issued to share-
holders in reinvestment
of dividends                            4,349         47,691
                                  -----------   ------------
Total issued                          354,996      3,858,720
Shares redeemed                       (32,935)      (360,612)
                                  -----------   ------------
Net increase                          322,061   $  3,498,108
                                  ===========   ============

[FN]
++Commencement of Operations.

Class D Shares for the Period
October 21, 1994++                                  Dollar
to September 30, 1995                 Shares        Amount

Shares sold                           257,719   $  2,747,387
Automatic conversion
of shares                              18,714        201,021
Shares issued to share-
holders in reinvestment
of dividends                            2,989         32,646
                                  -----------   ------------
Total issued                          279,422      2,981,054
Shares redeemed                       (46,320)      (488,355)
                                  -----------   ------------
Net increase                          233,102   $  2,492,699
                                  ===========   ============

[FN]
++Commencement of Operations.


5. Capital Loss Carryforward:
At September 30, 1995, the Fund had a net capital loss carryforward of approximately $21,350,000, all of which expires in 2003. This amount will be available to offset like amounts of any future taxable gains.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Investment Objective and Policies..........................................   2
Description of Municipal Bonds and Temporary Investments...................   4
 Description of Municipal Bonds............................................   4
 Description of Temporary Investments......................................   6
 Repurchase Agreements.....................................................   7
 Financial Futures Transactions and Options................................   8
Investment Restrictions....................................................  12
Management of the Trust....................................................  14
 Trustees and Officers.....................................................  14
 Compensation of Trustees..................................................  16
 Management and Advisory Arrangements......................................  17
Purchase of Shares.........................................................  18
 Alternative Sales Arrangements............................................  18
 Initial Sales Charge Alternatives--Class A and Class D Shares.............  19
 Reduced Initial Sales Charges.............................................  20
 Distribution Plans........................................................  23
 Limitations on the Payment of Deferred Sales Charges......................  23
Redemption of Shares.......................................................  24
 Deferred Sales Charges--Class B and Class C Shares........................  25
Portfolio Transactions.....................................................  25
Determination of Net Asset Value...........................................  27
Shareholder Services.......................................................  28
 Investment Account........................................................  28
 Automatic Investment Plans................................................  28
 Automatic Reinvestment of Dividends and Capital Gains Distributions.......  29
 Systematic Withdrawal Plans--Class A and Class D Shares...................  29
 Exchange Privilege........................................................  30
Distributions and Taxes....................................................  43
 Environmental Tax.........................................................  46
 Tax Treatment of Options and Futures Transactions.........................  46
Performance Data...........................................................  47
General Information........................................................  49
 Description of Series and Shares..........................................  49
 Computation of Offering Price Per Share...................................  51
 Independent Auditors......................................................  51
 Custodian.................................................................  51
 Transfer Agent............................................................  51
 Legal Counsel.............................................................  51
 Reports to Shareholders...................................................  52
 Additional Information....................................................  52
Appendix I--Economic Conditions in New York................................  53
Appendix II--Ratings of Municipal Bonds....................................  61
Independent Auditors' Report...............................................  69
Financial Statements.......................................................  70

                                                           Code #10343-0196

[LOGO] MERRILL LYNCH

MERRILL LYNCH
New York Municipal Bond Fund

[ART]

STATEMENT OF
ADDITIONAL
INFORMATION

    January 25, 1996

Distributior:
Merrill Lynch
Funds Distributor, Inc.

                           PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

  (A)FINANCIAL STATEMENTS

    Contained in Part A:

     Financial Highlights for each of the years in the nine-year period ended September 30, 1995 and for the period November 1, 1985 (commencement of operations) to September 30, 1986.

    Contained in Part B:

     Schedule of Investments as of September 30, 1995.

     Statement of Assets and Liabilities as of September 30, 1995.

     Statement of Operations for the year ended September 30, 1995.

     Statements of Changes in Net Assets for each of the years in the two-year period ended September 30, 1995.

     Financial Highlights for each of the years in the five-year period ended September 30, 1995.

  (b)EXHIBITS

 EXHIBIT
 NUMBER
 -------
   1(a)  --Declaration of Trust of the Registrant, dated August 2, 1985.(f)
    (b)  --Amendment to Declaration of Trust, dated September 18, 1987.(a)
    (c)  --Amendment to Declaration of Trust, dated December 21, 1987.(a)
    (d)  --Amendment to Declaration of Trust, dated October 3, 1988.(f)
    (e)  --Amendment to Declaration of Trust, dated October 17, 1994 and instrument establishing Class C and Class D shares of beneficial interest.(f)
    (f)  --Instrument establishing Merrill Lynch New York Municipal Bond Fund
          (the "Fund") as a series of Registrant.(f)
    (g)  --Instrument establishing Class A and Class B shares of beneficial interest of the Fund.(f)
   2     --By-Laws of Registrant.(a)
   3     --None.
   4     --Portions of the Declaration of Trust, Establishment and Designation
          and By-Laws of the Registrant defining the rights of holders of the
          Fund as a series of the Registrant.(b)
   5(a)  --Form of Management Agreement between Registrant and Fund Asset
          Management, L.P.(a)
    (b)  --Supplement to Management Agreement between Registrant and Fund Asset
          Management, L.P.(e)
   6(a)  --Form of Revised Class A Shares Distribution Agreement between
          Registrant and Merrill Lynch Funds Distributor, Inc. (including Form of Selected Dealers Agreement).(e)
    (b)  --Form of Class B Shares Distribution Agreement between Registrant and
          Merrill Lynch Funds Distributor, Inc.(a)
    (c)  --Form of Class C Shares Distribution Agreement between Registrant and
          Merrill Lynch Funds Distributor, Inc. (including Form of Selected
          Dealers Agreement).(e)
    (d)  --Form of Class D Shares Distribution Agreement between Registrant and
          Merrill Lynch Funds Distributor, Inc. (including Form of Selected
          Dealers Agreement).(e)
    (e)  --Letter Agreement between the Fund and Merrill Lynch Funds
          Distributor, Inc., dated September 15, 1993, in connection with the
          Merrill Lynch Mutual Fund Adviser program.(c)
   7     --None.
   8     --Form of Custody Agreement between Registrant and State Street Bank &
          Trust Company.(d)
   9     --Form of Transfer Agency, Dividend Disbursing Agency and Shareholder
          Servicing Agency Agreement between Registrant and Financial Data
          Services, Inc.(g)

 EXHIBIT
 NUMBER
 -------
     10  --Opinion of Brown & Wood, counsel for the Registrant.
     11  --Consent of Deloitte & Touche LLP, independent auditors for the
          Registrant.
     12  --None.
     13  --Certificate of Fund Asset Management, L.P.(a)
     14  --None.
  15(a)  --Amended and Restated Class B Shares Distribution Plan of the
          Registrant and Amended and Restated Class B Shares Distribution Plan
          Sub-Agreement. (c)
    (b)  --Form of Class C Shares Distribution Plan and Class C Shares
          Distribution Plan Sub-Agreement of Registrant.(e)
    (c)  --Form of Class D Shares Distribution Plan and Class D Shares
          Distribution Plan Sub-Agreement of Registrant.(e)
  16(a)  --Schedule for computation of each performance quotation provided in the Registration Statement in response to Item 22 relating to Class A
          Shares.(a)
    (b)  --Schedule for computation of each performance quotation provided in the Registration Statement in response to Item 22 relating to Class B
          Shares.(a)
    (c)  --Schedule for computation of each performance quotation provided in the Registration Statement in response to Item 22 relating to Class C
          Shares. (f)
    (d)  --Schedule for computation of each performance quotation provided in the Registration Statement in response to Item 22 relating to Class D
          Shares. (f)
  17(a)  --Financial Data Schedule for Class A Shares.
    (b)  --Financial Data Schedule for Class B Shares.
    (c)  --Financial Data Schedule for Class C Shares.
    (d)  --Financial Data Schedule for Class D Shares.
  18     --Rule 18f-3 Plan of the Registrant.

--------
(a) Refiled pursuant to the Electronic Data Gathering, Analysis and Retrieval ("EDGAR") phase-in requirements.

(b) Reference is made to Article II, Section 2.3 and Articles V, VI, VIII, IX, X and XI of the Registrant's Declaration of Trust, as amended, filed as Exhibits 1(b) and 1(c) with Post-Effective Amendment No. 13 to the Registrant's Registration Statement on Form N-1A under the Securities Act of 1933 (the "Registration Statement") and as Exhibits 1(a), 1(d) and 1(e) with Post-Effective Amendment No. 12 to the Registration Statement; to the Certificates of Establishment and Designation establishing the Fund as a series of the Registrant and establishing Class A and Class B shares of beneficial interest of the Fund, filed as Exhibits 1(f) and 1(g), respectively, with Post-Effective Amendments No. 13 and No. 12, respectively, to the Registration Statement; and to Articles I, V and VI of the Registrant's By-Laws, filed as Exhibit 2 with Post-Effective Amendment No. 13 to the Registration Statement.

(c) Filed on January 28, 1994 as an Exhibit to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A under the Securities Act of 1933.

(d) Incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A under the Securities Act of 1933, filed on October 14, 1994, relating to shares of Merrill Lynch Minnesota Municipal Bond Fund series of the Registrant (File No. 33-44734).

(e) Filed on October 18, 1994 as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A under the Securities Act of 1933.

(f) Filed on January 31, 1995 as an Exhibit to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A under the Securities Act of 1933.

(g) Incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A under the Securities Act of 1933, filed on October 20, 1995, relating to shares of Merrill Lynch Arizona Municipal Bond Fund series of the Registrant (File No. 33-41311).


ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

  Registrant is not controlled by or under common control with any other person.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.

                                                                NUMBER OF
                                                            RECORD HOLDERS AT
                         TITLE OF CLASS                     DECEMBER 31, 1995*
                         --------------                     ------------------
      Class A Shares of beneficial interest, par value
       $0.10 per share.....................................          659
      Class B Shares of beneficial interest, par value
       $0.10 per share.....................................       14,640
      Class C Shares of beneficial interest, par value
       $0.10 per share.....................................          152
      Class D Shares of beneficial interest, par value
       $0.10 per share.....................................        1,870

--------
* The number of holders includes holders of record plus beneficial owners whose shares are held of record by Merrill Lynch, Pierce, Fenner & Smith Incorporated.

ITEM 27. INDEMNIFICATION.

  Section 5.3 of the Registrant's Declaration of Trust provides as follows:

  "The Trust shall indemnify each of its Trustees, officers, employees and agents (including persons who serve at its request as directors, officers or trustees of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a trustee, officer, employee or agent, except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of good faith and reasonable belief as to the best interests of the Trust, had been adjudicated, it would have been adjudicated in favor of such person. The rights accruing to any Person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no person may satisfy any right in indemnity or reimbursement granted herein or in Section 5.1 or to which he may be otherwise entitled except out of the property of the Trust, and no Shareholder shall be personally liable to any Person with respect to any claim for indemnity or reimbursement or otherwise. The Trustees may make advance payments in connection with indemnification under this Section 5.3, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification."

  Insofar as the conditional advancing of indemnification monies for actions based upon the Investment Company Act of 1940, as amended, may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification; and
(iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts that the recipient of the advance ultimately will be found entitled to indemnification.

  In Section 9 of the Distribution Agreements relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933 (the "1933 Act"), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

  Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to Trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

  Fund Asset Management, L.P. (the "Manager" or "FAM") acts as the investment adviser for the following open-end investment companies: CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc. and The Municipal Fund Accumulation Program, Inc.; and the following closed-end investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Emerging Tigers Fund, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merill Lynch Municipal Strategy Fund, Inc., MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniVest California Insured Fund, Inc., MuniVest Florida Fund, MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest New York Insured Fund, Inc., MuniVest Pennsylvania Insured Fund, MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Insured Fund II, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield New York Insured Fund II, Inc., MuniYield New York Insured Fund III, Inc., MuniYield Pennsylvania Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc., Senior High Income Portfolio II, Inc., Senior Strategic Income Fund, Inc., Taurus MuniCalifornia Holdings, Inc., Taurus MuniNewYork Holdings, Inc. and Worldwide DollarVest Fund, Inc.

  Merrill Lynch Asset Management, L.P. ("MLAM"), an affiliate of the Manager, acts as the investment adviser for the following open-end companies: Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builders Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Balanced Fund for Investment and Retirement, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Fund For Tomorrow, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Convertible Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Growth Fund for Investment and Retirement, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Institutional Intermediate Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch U.S.A. Government Reserves, Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch Utility Income Fund, Inc. and Merrill Lynch Variable Series Funds, Inc. and the following closed-end investment companies:
Convertible Holdings, Inc. Merrill Lynch High Income Municipal Bond Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc.

  The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series and Merrill Lynch Institutional

Intermediate Fund is One Financial Center, 15th Floor, Boston, Massachusetts 02111-2646. The address of the Manager, MLAM, Princeton Services, Inc. ("Princeton Services") and Princeton Administrators, L.P. is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Merrill Lynch Funds Distributor, Inc. ("MLFD") is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Merrill Lynch & Co., Inc. ("ML & Co.") is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281. The address of the Fund's transfer agent, Merrill Lynch Financial Data Services, Inc. ("FDS"), is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

  Set forth below is a list of each executive officer and partner of the Manager indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since December 31, 1993 for his or its own account or in the capacity of director, officer, partner or trustee. In addition, Mr. Zeikel is President, Mr. Glenn is Executive Vice President and Mr. Richard is Treasurer of substantially all of the investment companies described in the preceding paragraph and Messrs. Giordano, Harvey, Hewitt, Kirstein and Monagle are directors, trustees or officers of one or more of such companies.

  Officers and partners of FAM are set forth as follows:

                                                           OTHER SUBSTANTIAL BUSINESS,
           NAME           POSITION(S) WITH THE MANAGER PROFESSION, VOCATION OR EMPLOYMENT
           ----           ---------------------------- ----------------------------------
 ML & Co. ...............    Limited Partner              Financial Services Holding
                                                           Company; Limited Partner of
                                                           MLAM
 Princeton Services......    General Partner              General Partner of MLAM
 Arthur Zeikel...........    President                    President of MLAM; President
                                                           and Director of Princeton
                                                           Services; Director of MLFD;
                                                           Executive Vice President of
                                                           ML & Co.; Executive Vice
                                                           President of Merrill Lynch
 Terry K. Glenn..........    Executive Vice               Executive Vice President of
                              President                    MLAM; Executive Vice
                                                           President and Director of
                                                           Princeton Services;
                                                           President and Director of
                                                           MLFD; Director of FDS;
                                                           President of Princeton
                                                           Administrators, L.P.
 Vincent R. Giordano.....    Senior Vice President        Senior Vice President of
                                                           MLAM; Senior Vice President
                                                           of Princeton Services
 Elizabeth Griffin.......    Senior Vice President        Senior Vice President of MLAM
 Norman R. Harvey........    Senior Vice President        Senior Vice President of
                                                           MLAM; Senior Vice President
                                                           of Princeton Services
 N. John Hewitt..........    Senior Vice President        Senior Vice President of
                                                           MLAM; Senior Vice President
                                                           of Princeton Services
 Philip L. Kirstein......    Senior Vice                  Senior Vice President,
                              President, General           General Counsel and
                              Counsel and                  Secretary of MLAM; Senior
                              Secretary                    Vice President, General
                                                           Counsel, Secretary and
                                                           Director of Princeton
                                                           Services; Director of MLFD
 Ronald M. Kloss.........    Senior Vice President        Senior Vice President and
                              and Controller               Controller of MLAM; Senior
                                                           Vice President and
                                                           Controller of Princeton
                                                           Services
 Joseph T. Monagle, Jr. .    Senior Vice President        Senior Vice President of
                                                           MLAM; Senior Vice President
                                                           of Princeton Services
 Richard L. Reller.......    Senior Vice President        Senior Vice President of
                                                           MLAM; Senior Vice President
                                                           of Princeton Services

                                                           OTHER SUBSTANTIAL BUSINESS,
           NAME           POSITION(S) WITH THE MANAGER PROFESSION, VOCATION OR EMPLOYMENT
           ----           ---------------------------- ----------------------------------
 Gerald M. Richard.......    Senior Vice President        Senior Vice President and
                              and Treasurer                Treasurer of MLAM; Senior
                                                           Vice President and
                                                           Treasurer of Princeton
                                                           Services; Vice President
                                                           and Treasurer of MLFD
 Ronald L. Welburn.......    Senior Vice President        Senior Vice President of
                                                           MLAM; Senior Vice President
                                                           of Princeton Services
 Anthony Wiseman.........    Senior Vice President        Senior Vice President of
                                                           MLAM; Senior Vice President
                                                           of Princeton Services

ITEM 29. PRINCIPAL UNDERWRITERS.

  (a) MLFD acts as the principal underwriter for the Registrant and for each of the open-end investment companies referred to in the first two paragraphs of
Item 28 except CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, Convertible Holdings, Inc., The Corporate Fund Accumulation Program, Inc., MuniAssets Fund, Inc., and The Municipal Fund Accumulation Program, Inc. and MLFD also acts as the principal underwriter for the following closed-end investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc.

  (b) Set forth below is information concerning each director and officer of MLFD. The principal business address of each such person is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Messrs. Aldrich, Brady, Breen, Crook, Fatseas, Graczyk and Wasel is One Financial Center, 15th Floor, Boston, Massachusetts 02111-2646.

                                      (2)                        (3)
          (1)               POSITION(S) AND OFFICES    POSITION(S) AND OFFICES
         NAME                      WITH MLFD               WITH REGISTRANT
         ----               -----------------------    -----------------------
Terry K. Glenn........... President and Director       Executive Vice President
Arthur Zeikel............ Director                     President and Trustee
Philip L. Kirstein....... Director                     None
William E. Aldrich....... Senior Vice President        None
Robert W. Crook.......... Senior Vice President        None
Kevin P. Boman........... Vice President               None
Michael J. Brady......... Vice President               None
William M. Breen......... Vice President               None
Sharon Creveling......... Vice President and Assistant None
                           Treasurer
Mark A. DeSario.......... Vice President               None
James T. Fatseas......... Vice President               None
Stanley Graczyk.......... Vice President               None
Debra W. Landsman-Yaros.. Vice President               None
Michelle T. Lau.......... Vice President               None
Gerald M. Richard........ Vice President and Treasurer Treasurer
Salvatore Venezia........ Vice President               None
William Wasel............ Vice President               None
Robert Harris............ Secretary                    None

  (c) Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.

  All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules thereunder are maintained at the offices of the Registrant, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

ITEM 31. MANAGEMENT SERVICES.

  Other than as set forth under the caption "Management of the Trust-- Management and Advisory Arrangements" in the Prospectus constituting Part A of the Registration Statement and under "Management of the Trust--Management and Advisory Arrangements" in the Statement of Additional Information constituting Part B of the Registration Statement, Registrant is not a party to any management-related service contract.

ITEM 32. UNDERTAKINGS.

  (a) Not applicable.

  (b) Not applicable.

  (c) Registrant undertakes to furnish each person to whom a Prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Plainsboro, and the State of New Jersey, on the 24th day of January, 1996.

                                          Merrill Lynch Multi-State Municipal
                                           Series Trust
                                                      (Registrant)

                                                    /s/ Terry K. Glenn
                                          By: _________________________________
                                              (TERRY K. GLENN, EXECUTIVE VICE
                                                        PRESIDENT)

  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

              SIGNATURE                         TITLE                DATE

           Arthur Zeikel*               President and
-------------------------------------    Trustee
           (ARTHUR ZEIKEL)               (Principal Executive Officer)

         Gerald M. Richard*             Treasurer (Principal Financial
-------------------------------------    and Accounting
         (GERALD M. RICHARD)             Officer)

         James H. Bodurtha*             Trustee
-------------------------------------
         (JAMES H. BODURTHA)

         Herbert I. London*             Trustee
-------------------------------------
         (HERBERT I. LONDON)

          Robert R. Martin*             Trustee
-------------------------------------
         (ROBERT R. MARTIN)

           Joseph L. May*               Trustee
-------------------------------------
           (JOSEPH L. MAY)

          Andre F. Perold*              Trustee
-------------------------------------
          (ANDRE F. PEROLD)


         /s/ Terry K. Glenn
*By: ________________________________                            January 24,
 (TERRY K. GLENN, ATTORNEY-IN-FACT)                               1996

                               POWER OF ATTORNEY

  The undersigned Trustee of Merrill Lynch Multi-State Municipal Series Trust (the "Trust") hereby authorizes Arthur Zeikel, Terry K. Glenn and Gerald M. Richard, or any of them, as attorney-in-fact, to sign on his behalf, in the capacity stated below, any amendments to the Registration Statement (including post-effective amendments) on Form N-1A of Merrill Lynch New York Municipal Bond Fund, a series of the Trust, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

              SIGNATURE                         TITLE                DATE

        /s/ James H. Bodurtha                  Trustee
-------------------------------------                            January 23,
         (JAMES H. BODURTHA)                                      1996

                                 EXHIBIT INDEX

 EXHIBIT                                                                  PAGE
 NUMBER                           DESCRIPTION                            NUMBER
 -------                          -----------                            ------
         --Amendment to Declaration of Trust, dated September 18,
   1(b)   1987. (a)...................................................
         --Amendment to Declaration of Trust, dated December 21, 1987.
    (c)   (a).........................................................
   2     --By-Laws of the Registrant. (a).............................
   5(a)  --Form of Management Agreement between Registrant and Fund
          Asset Management, L.P. (a)..................................
   6(b)  --Form of Class B Shares Distribution Agreement between
          Registrant and Merrill Lynch Funds Distributor, Inc. (a)....
  10     --Opinion of Brown & Wood, counsel for the Registrant. ......
  11     --Consent of Deloitte & Touche LLP, independent auditors for the Registrant..............................................
  13     --Certificate of Fund Asset Management, L.P. (a).............
  16(a)  --Schedule for computation of each performance quotation provided in the Registration Statement in response to Item
          22 relating to Class A shares. (a)..........................
    (b)  --Schedule for computation of each performance quotation provided in the Registration Statement in response to Item
          22 relating to Class B shares. (a)..........................
  17(a)  --Financial Data Schedule for Class A shares.................
    (b)  --Financial Data Schedule for Class B shares. ...............
    (c)  --Financial Data Schedule for Class C shares.................
    (d)  --Financial Data Schedule for Class D shares.................
  18     --Rule 18f-3 Plan of the Registrant..........................

--------
(a) Refiled pursuant to the Electronic Data Gathering, Analysis and Retrieval ("EDGAR") phase-in requirements.

APPENDIX FOR GRAPHIC AND IMAGE MATERIAL

        Pursuant to Rule 304 of Regulation S-T, the following table presents fair and accurate narrative descriptions of graphic and image material omitted from this EDGAR Submission file due to ASCII-incompatibility and cross-references this material to the location of each occurrence in the text.

DESCRIPTION OF OMITTED                      LOCATION OF GRAPHIC
  GRAPHIC OR IMAGE                           OR IMAGE IN TEXT
----------------------                      -------------------
Compass plate, circular                 Back cover of Prospectus and
graph paper and Merrill Lynch            back cover of Statement of
logo including stylized market              Additional Information
bull